As filed with the Securities and Exchange Commission on April 30, 2018

Registration Nos. 333-87766
811-05068

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 22

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 33

Farm Bureau Life Variable Account

(Exact Name of Registrant)

Farm Bureau Life Insurance Company

(Name of Depositor)

5400 University Avenue
West Des Moines, Iowa 50266
(515) 225-5400
(Address and Telephone Number of Principal Executive Office)

Lori Geadelmann, Esquire
5400 University Avenue
West Des Moines, Iowa 50266
(Name and Address of Agent for Service of Process)

Copy to:
Thomas E. Bisset, Esquire
Eversheds Sutherland (US) LLP

700 Sixth Street, N.W., Suite 700

Washington, D.C. 20001-3980

Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐      immediately upon filing pursuant to paragraph (b) of Rule 485

☒     on April 30, 2018 pursuant to paragraph (b) of Rule 485

☐      60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐      on                       pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Nonparticipating Flexible Premium Variable Life Insurance Policies

Farm Bureau Life Variable Account

NONPARTICIPATING FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE POLICY

PROSPECTUS
April 30, 2018

Farm Bureau Life Insurance Company ("Farm Bureau Life," "Company," "we," "us," or "our") is offering an individual nonparticipating flexible premium variable life insurance policy (the "Policy") described in this Prospectus. Farm Bureau Life designed the Policy: (1) to provide insurance protection to age 115 (age 95 in the state of Utah); and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy. The Prospectus describes all material features of the Policy. The Company has discontinued sales of the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

While the Policy is in force, we will pay:

●  death proceeds upon the Insured's death, and

●  a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current summary prospectuses or prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this Prospectus.

American Century Investments

VP Capital Appreciation Fund

VP Inflation Protection Bond Fund

VP Mid Cap Value Fund

VP Ultra® Fund

VP Value Fund

Calvert Variable Products, Inc.

Calvert VP NASDAQ-100® Index Portfolio

Calvert VP Russell 2000® Small Cap Index Portfolio

Calvert VP S&P MidCap 400® Index Portfolio

Dreyfus Sustainable U.S. Equity Portfolio, Inc.—Service Class

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio—Initial Class

VIF Growth & Income Portfolio—Initial Class

VIF International Equity Portfolio—Initial Class

VIF Opportunistic Small Cap Portfolio—Initial Class

Federated Insurance Series

Federated Government Money Fund II—Service Shares

Federated Managed Tail Risk Fund II—Primary Shares

Federated Managed Volatility Fund II—Primary Shares

Federated Quality Bond Fund II—Primary Shares

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate VIP Fund—Class 2

Franklin Mutual Shares VIP Fund—Class 2

Franklin Small Cap Value VIP Fund—Class 2

Franklin Small-Mid Cap Growth VIP Fund—Class 2

Franklin U.S. Government Securities VIP Fund—Class 2

Templeton Growth VIP Fund—Class 2

J.P.Morgan Insurance Trust

J.P.Morgan Insurance Trust Mid Cap Value Portfolio—Class 1

J.P.Morgan Insurance Trust Small Cap Core Portfolio—Class 1

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your registered representative or financial adviser.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference.

Issued By:
Farm Bureau Life Insurance Company
5400 University Avenue
West Des Moines, Iowa 50266
(800) 247-4170

(This page has been left blank intentionally.)

The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau Life has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the Prospectus defines certain words and phrases used in this Prospectus.

POLICY BENEFITS

Your Policy is a nonparticipating flexible premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

Death Benefit

●  Death Benefit Proceeds: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

●  Death Benefit Options: You may choose between two death benefit options under the Policy. After the first Policy Year, you may change death benefit options and the Specified Amount (which is the amount of insurance you select) while the Policy is in force. Changing the death benefit option or Specified Amount may have tax consequences. We calculate the amount available under each death benefit option monthly and as of the Insured's date of death.

●  Increasing Death Benefit Option is equal to the greater of: (1) the sum of the current Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by a specified amount factor for the Insured's Attained Age, as set forth in the Policy (referred to hereinafter as the "Corridor Death Benefit").

●  Level Death Benefit Option is equal to the greater of: (1) the current Specified Amount; or (2) the Corridor Death Benefit.

●  Living Benefit (Accelerated Death Benefit) Rider: Under the living benefit rider, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. Requesting an accelerated benefit payment under this rider may have tax consequences.

●  Death Benefit Guarantee Rider: Under the Death Benefit Guarantee Rider, which is available at no charge, your Policy will not lapse (expire without value) even if the Accumulated Value during the first three Policy Years (Net Surrender Value if you've taken a loan on your Policy) or the Net Surrender Value after the first three Policy Years is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. We will notify you of any shortfall which must be paid within a 61-day Grace Period.

Surrenders, Partial Withdrawals, Transfers and Policy Loans

●  Surrenders: At any time while your Policy is in force, you may make a written request to us at our Home Office to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Policy Debt plus any unearned loan interest. A surrender may have tax consequences.

●  Partial Withdrawals: At any time while your Policy is in force, you may make a written request to withdraw part of the Net Surrender Value. The partial withdrawal must be at least $500 and may not exceed the lesser of Net Surrender Value less $500 or 90% of Net Surrender Value (unless a higher percentage is permitted in your state). Partial withdrawals may have tax consequences.

●  Transfers: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The initial transfer in each Policy Year will be completed without charge. (The maximum charge we may assess for transfers is $25.) We may assess a $10 charge for each transfer after the first transfer in a Policy Year. (The Company has extended this privilege to allow the first twelve transfers in a Policy Year to be completed without charge. The Company may assess a $10 charge for the thirteenth and each subsequent transfer. This privilege may be terminated at any time.) You may only make one transfer per Policy Year from the Declared Interest Option to the Variable Account.

●  Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Policy at the end of the Valuation Period during which we receive your request for a loan (unless a higher percentage is permitted in your state). We charge you a maximum annual interest rate on your loan equal to the greater of 5.5% or the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" published by Moody's Investors Services, Inc., as described under "POLICY BENEFITS—Loan Benefits—Loan Interest Charged" on page 36. We credit interest on amounts transferred from the Variable Account and held as security for the loan at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined by the Company. After the tenth Policy Year, we may allow you to take a loan in an amount equal to or less than the gain under the Policy with a net annual interest rate of 0%. Loans may have tax consequences.

Premiums

●  Flexibility of Premiums: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (although we reserve the right to require a minimum of $100), subject to a certain maximum. You may select a premium payment plan to pay premiums monthly, quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

●  Cancellation Privilege: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Policy at our Home Office plus any charges deducted. The free-look period expires at midnight on the 30th day after you receive the Policy. This period will be longer if required by state law.

The Policy

●  Ownership Rights: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

●  Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

●  Declared Interest Option: You may place money in the Declared Interest Option where it is guaranteed to earn at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

●  Accumulated Value: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). We do not guarantee a minimum Accumulated Value.

●  Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Home Office.

●  Asset Allocation Program: You may elect to participate in the asset allocation program and allocate all of your Premiums to one of the four (4) asset allocation model portfolios made available under the program to assist you in selecting Investment Options (see "POLICY BENEFITS—Asset Allocation Program"). Each model portfolio represents a different level of risk tolerance: Moderate Conservative, Moderate, Moderate Aggressive and Aggressive. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or elect to end your participation in the asset allocation program. There is no separate charge for participating in the asset allocation program, nor is there a charge to change to a different model portfolio. There is no guarantee that a model portfolio in the asset allocation program will not lose money or experience volatility.

Supplemental Benefits and Riders

We offer several riders that provide supplemental benefits under the Policy, such as the Universal Cost of Living Rider, which provides for an automatic increase in Specified Amount every three (3) years according to the Consumer Price Index, until the later of age 65 or the 10th Policy Anniversary. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us at our Home Office for further details. See "ADDITIONAL INSURANCE BENEFITS" for a description of each rider available under the Policy.

POLICY RISKS

Investment Risk

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it will never be lower than the guaranteed annual rate of 4%.

Risk of Lapse

If your Accumulated Value during the first three Policy Years (Net Surrender Value if you've taken a loan on your Policy), or Net Surrender Value after the first three Policy Years is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period (31 days in certain states). We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy will generally not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy subject to certain conditions.

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day.

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Threshold Premium. (The Threshold Premium is a specified amount of premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits under the Policy. We use this amount to calculate the premium expense charge. We also use the Threshold Premium to calculate registered representatives' compensation.) This is a current Company practice, which is not guaranteed and can be changed at any time.

Tax Risks

In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy generally should be excludable from the gross income of the Beneficiary, but may be subject to estate taxes. As a result, the Beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions.

However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See "FEDERAL TAX MATTERS." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies for the first six Policy Years in the event you surrender your Policy and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within six Policy Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). "See Risk of Lapse" above.

Partial withdrawals must be at least $500 and may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

A partial withdrawal or surrender may have tax consequences.

Policy Loan Risks

A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

We reduce the amount we pay on the Insured's death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned loan interest reduces your Net Surrender Value to zero.

If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of An Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Investment Option may be found in the respective Fund's summary prospectus or prospectus. Please refer to each Fund's summary prospectus or prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy.

The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge*	Amount Deducted— Current Charge
Premium Expense Charge	Upon receipt of each premium payment	7% of each premium payment	7% of each premium payment(1)
Partial Withdrawal Fee	Upon partial withdrawal	2% of the Accumulated Value withdrawn, not to exceed $25	2% of the Accumulated Value withdrawn, not to exceed $25
Surrender Charge(2)	Upon a full surrender of your Policy during the first six Policy Years, and for the first six Policy Years following an increase in Specified Amount to the extent of the increase
Minimum Charge(3)		$3.18 per $1,000 of Specified Amount or Specified Amount increase	$3.18 per $1,000 of Specified Amount or Specified Amount increase
Maximum Charge(4)		$34.49 per $1,000 of Specified Amount or Specified Amount increase	$34.49 per $1,000 of Specified Amount or Specified Amount increase
Charge for Male, Attained Age 30, Non-Tobacco in first Policy Year		$6.29 per $1,000 of Specified Amount or Specified Amount increase	$6.29 per $1,000 of Specified Amount or Specified Amount increase
Transfer Charge	Upon transfer	First transfer in a Policy Year is free, $25 for each subsequent transfer	First twelve transfers in a Policy Year are free, $10 for each subsequent transfer
Illustrative Report	Upon request for each additional report in a Policy Year	$25 per report	$0 per report

* We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The next tables describe the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

Periodic Charges
(Other than Investment Option Operating Expenses)

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Cost of Insurance Charge(5)	Monthly, on the Monthly Deduction Day
Minimum Charge(6)		$0.06 per $1,000 net amount at risk(13)	$0.02 per $1,000 net amount at risk
Maximum Charge(7)		$90.91 per $1,000 net amount at risk	$59.52 per $1,000 net amount at risk
Charge for Male, Attained Age 35, Non-Tobacco		$0.12 per $1,000 net amount at risk	$0.07 per $1,000 net amount at risk
Monthly Policy Expense Charge(8)	Monthly, on the Monthly Deduction Day	$7	$7
First-Year Monthly Policy Expense Charge(9)	Monthly, on the Monthly Deduction Day for the first 12 Policy Months	$7	$7
First-Year Monthly Per $1,000 Charge(10)	Monthly, on the Monthly Deduction Day for the first 12 Policy Months, and for the first 12 Policy Months following an increase in Specified Amount to the extent of the increase	$0.07 per $1,000 of Specified Amount or Specified Amount increase	$0.07 per $1,000 of Specified Amount or Specified Amount increase
Mortality and Expense Risk Charge	Daily	Effective annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Effective annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Policy Loan Interest Spread(11)	On the Policy Anniversary or earlier, as applicable(12)

Greater of Moody's Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds for the calendar month ending two months before determination of Policy Loan Interest Rate or 5.5%, less 4%

2.00% (effective annual rate)

Periodic Charges
(Optional Benefit Riders Only)

Charge(14)	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Universal Cost of Living Increase Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(15)		$0.01 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Maximum Charge(16)		$5.45 per $1,000 of Specified Amount	$3.46 per $1,000 of Specified Amount
Charge for Male, Attained Age 35, Non-Tobacco		$0.01 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Universal Waiver of Charges Rider(17)	Monthly, on the Monthly Deduction Day
Minimum Charge(18)		4.6% of cost of insurance charge	4.6% of cost of insurance charge
Maximum Charge(19)		29.0% of cost of insurance charge	29.0% of cost of insurance charge
Charge for Male, Attained Age 35, Non-Tobacco		4.8% of cost of insurance charge	4.8% of cost of insurance charge
Universal Children's Term Life Insurance Rider	Monthly, on the Monthly Deduction Day	$0.25 per $1,000 of rider coverage amount	$0.25 per $1,000 of rider coverage amount
Universal Guaranteed Insurability Option Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(20)		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Maximum Charge(21)		$0.14 per $1,000 of rider coverage amount	$0.14 per $1,000 of rider coverage amount
Charge for Male, Attained Age 0, Non-Tobacco		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Universal Convertible Term Life Insurance Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(22)		$0.13 per $1000 of rider coverage amount	$0.07 per $1000 of rider coverage amount
Maximum Charge(23)		$1.48 per $1000 of rider coverage amount	$1.48 per $1000 of rider coverage amount
Charge for Male, Attained Age 35, Non-Tobacco for $100,000 of Term Rider		$0.24 per $1000 of rider coverage amount	$0.17 per $1000 of rider coverage amount

Charge(13)	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Universal Daily Living Benefit Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(24)		$.12 per $1000 of rider coverage amount	$.06 per $1000 of rider coverage amount
Maximum Charge(25)		$.54 per $1000 of rider coverage amount	$.27 per $1000 of rider coverage amount
Charge for Male, Issue Age 35, Non-Tobacco		$.12 per $1000 of rider coverage amount	$.06 per $1000 of rider coverage amount

(1) For policies purchased prior to May 1, 2005, the current Premium Expense Charge is 7% of each premium payment.

(2) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy's data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request from our Home Office. This charge is assessed during the first six Policy Years, and during the first six Policy Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.

(3) The minimum charge shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Female, Issue Ages 0-17, Non-Tobacco: Female, Issue Age 18, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(4) The maximum charge shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Male, Issue Ages 61-94, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Male, Issue Ages 56-94, Tobacco or Preferred Tobacco; Female, Issue Ages 65-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Female, Issue Ages 63-93, Tobacco or Preferred Tobacco; Unisex, Issue Ages 62-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; and Unisex, Issue Ages 57-93, Tobacco or Preferred Tobacco.

(5) The cost of insurance charge will vary based on factors including, but not limited to, the Insured's Attained Age, sex and underwriting class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Home Office. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Insured's age and risk class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(6) The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco. The minimum current cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 0, Non-Tobacco.

(7) The maximum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Ages 99-114, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco. For the maximum current cost of insurance charge, the Insured is assumed to be Male, Attained Age 114, Tobacco. (In Utah, where the maturity age is 95, the maximum guaranteed rate is $26.62992 per $1,000 net amount at risk for a Male, Tobacco or Preferred Tobacco at Attained Age 94. The current charge is $16.91106 per $1,000 net amount at risk for a Male, Tobacco at Attained Age 94.)

(8) For any policy purchased prior to May 1, 2005, the current Monthly Policy Expense Charge is $7.00.

(9) For any policy purchased prior to May 1, 2005, the current First-Year Monthly Policy Charge is $7.00.

(10) For any policy purchased prior to May 1, 2005, the current First-Year Monthly Per $1,000 Charge is $0.07 per $1,000 of Specified Amount or Specified Amount increase.

(11) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt. The amount of interest that we charge you for a loan is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the date on which the loan interest rate is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Policy Debt is guaranteed not to go below 4%. Currently, by Company practice, the Company allows a loan spread of 0% on the gain in a policy in effect a minimum of ten years. This means that the policy loan grows at the stated adjustable loan interest rate, but the accumulated value attributed to this outstanding loan (up to the amount of gain after ten years) earns this same interest rate. This is not a guaranteed feature.

(12) While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination or the Insured's death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

(13) For an explanation of how we calculate the net amount at risk under the Increasing Death Benefit Option and the Level Death Benefit Option, see "CHARGES AND DEDUCTIONS, Monthly Deduction, Net Amount at Risk."

(14) Charges for the Universal Cost of Living Increase Rider, Universal Waiver of Charges Rider and Universal Convertible Term Life Insurance Rider vary based on factors including, but not limited to, the Insured's Attained Age, sex and underwriting class. The charge for the Universal Guaranteed Insurability Option Rider varies based on the Insured's Attained Age and sex. The charges shown in the table may not be typical of the charges you will pay. The charge for the Universal Daily Living Benefit Rider varies based on the Insured's Issue Age, sex and underwriting class. More detailed information regarding these rider charges is available upon request from our Home Office.

(15) The minimum Universal Cost of Living Increase Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco for the guaranteed charge and Attained Age 18, Super Preferred Non-Tobacco for the current charge.

(16) The maximum guaranteed Universal Cost of Living Increase Rider charge assumes that the Insured has an Attained Age 99-114 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco). The maximum current charge assumes the Insured has the following characteristics: Male, Attained Age 114, Tobacco. (In Utah, where the maturity age is 95, the maximum guaranteed charge is $1.5978 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco or Preferred Tobacco. The current charge is $0.9842 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco.)

(17) The cost of insurance charge on the Universal Waiver of Charges Rider also takes into account charges for all additional benefit riders attached to the Policy.

(18) The minimum guaranteed and minimum current Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(19) The maximum guaranteed and maximum current Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco or Preferred Tobacco.

(20) The minimum guaranteed and minimum current Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male, Female or Unisex; Age 0, Non-Tobacco.

(21) The maximum guaranteed and maximum current Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male or Unisex; Attained Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco.

(22) The minimum Universal Convertible Term Life Insurance Rider charge assumes a 20-year term period. The minimum guaranteed charge is for a Female, Non-Tobacco for issue ages 16-25. Minimum current charge is for a Female, Super Preferred Non-Tobacco for issue ages 16-25 with a specified amount of $250,000+. Less expensive 10-year and 15-year term riders are also available. Until the state of Montana adopts the 2001 CSO table only 10-year and 20-year term riders are available, and the minimum guaranteed and current charge is $0.035 per $1000 of rider coverage amount for a Female, Issue Age 18, Super Preferred Non-Tobacco.

(23) The maximum Universal Convertible Term Life Insurance Rider charge assumes a 20-year term period. The maximum guaranteed charge is for a Male, Tobacco, age 50. Maximum current charge is for a Male, Tobacco, age 50 with a specified amount of less than $100,000. Until the state of Montana adopts the 2001 CSO table, the maximum guaranteed charge is $6.7173 per $1000 of rider coverage amount and the maximum current charge is $1.2683 per $1000 of rider coverage amount for Male, Issue Age 55, Tobacco.

(24) The minimum guaranteed and the minimum current Universal Daily Living Benefit charges assume that the Insured has the following characteristics: Age 21-35, Non-Tobacco.

(25) The maximum guaranteed and the maximum current Universal Daily Living Benefit charges assume that the Insured has the following characteristics: Age 65, Tobacco.

The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2017. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses
(expenses that are deducted from Investment Option assets)(25)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-l) fees and other expenses)	0.10%	1.74%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(26)	0.10%	1.74%

(25) For certain Investment Options, certain expenses were reimbursed or fees waived during 2017. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-l) fees and other expenses)	0.10%	1.39%

(26) The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the range of minimum and maximum expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue until at least April 30, 2019. Three Investment Options currently have contractual reimbursement or fee waiver arrangements in place.

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2017, Iowa Farm Bureau Federation owned shares of various classes representing 71.1% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

The Variable Account

We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains or losses.

The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. For example, we may transfer assets attributable to our investment in the Variable Account or fees and charges that have been earned. We are obligated to pay any amounts due under the Policy.

The Variable Account currently has 37 Subaccounts but may, in the future, include fewer or additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each

Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the "SEC") does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Investment Options

The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen (16) Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of ten (10) Investment Options, including the Declared Interest Option.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses accompany this Prospectus. You should read them carefully and retain them for future reference.

Note: If you received a summary prospectus for an Investment Option listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

American Century Investments. American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Capital Appreciation Fund	● This Fund seeks capital growth. The Fund pursues this objective by investing primarily in the common stock of medium- and small-sized companies whose rate of growth in earnings and revenue the adviser believes will increase over time. The adviser will also consider the strength of a company's stock price relative to peer companies.
VP Inflation Protection Bond Fund	● This Fund seeks long-term total return. The Fund pursues this objective by using a strategy to protect against U.S. inflation by investing substantially all of its assets in investment-grade debt securities.

Portfolio	Investment Objective(s) and Principal Investments
VP Mid Cap Value Fund	● This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies whose stock price may not reflect the companies' value.
VP Ultra® Fund	● This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.
VP Value Fund	● This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies the investment adviser believes are undervalued at the time of purchase.

Calvert Variable Products, Inc. Calvert Research and Management ("CRM" or the "Adviser") serves as the investment adviser to the Portfolios. Ameritas Investment Partners, Inc. serves as the investment sub-adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP NASDAQ-100 Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the NASDAQ-100® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.
Calvert VP Russell 2000 Small Cap Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.
Calvert VP S&P MidCap 400 Index Portfolio	● This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Dreyfus. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Sustainable U.S. Equity Portfolio, Inc.(1) Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Sustainable U.S. Equity Portfolio, Inc.—Service Class(1)	● This Fund seeks long term capital appreciation. This Fund normally invests at least 80% of its assets plus any borrowings for investment purposes, in equity securities (or derivative instruments with similar characteristics) of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable environmental, social and governance (ESG) issues.
Dreyfus Variable Investment Fund: Appreciation Portfolio—Initial Class	● This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.
Dreyfus Variable Investment Fund: Growth & Income Portfolio—Initial Class	● This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.
Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Class	● This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.
Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Class	● This Portfolio seeks capital growth. The Portfolio will normally invest at least 80% of its net assets in the stocks of small-cap companies. The Portfolio will consider small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Index at the time of purchase.

(1) Formerly named the Dreyfus Socially Responsible Growth Fund, Inc.—Service Class.

Federated Insurance Series. Federated Global Investment Management Corp. serves as the investment adviser to the Federated Managed Tail Risk Fund II; Federated Equity Management Company of Pennsylvania serves as the investment adviser to the Federated Managed Volatility Fund II; and Federated Investment Management Company serves as the investment adviser to the Federated Government Money Fund II and Federated Quality Bond Fund II.

Portfolio	Investment Objective(s) and Principal Investments
Federated Government Money Fund II—Service Shares(2)	● The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund's investment objective is to provide current income consistent with stability of principal and liquidity. The Fund invests in a portfolio of U.S. Treasury and government securities maturing in 397 days or less, as well as repurchase agreements collateralized fully by U.S. Treasury and government securities. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Federated Managed Tail Risk Fund II—Primary Shares(3)	● The Fund's investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in shares of other funds ("Underlying Funds") and utilizing a volatility overlay strategy to attempt to manage the risk of a significant negative movement in the value of the Fund's portfolio (commonly referred to as tail risk). Such Underlying Funds could encompass affiliated and unaffiliated mutual funds, exchange-traded funds (ETFs) and other affiliated funds that are not offered to the public. The Fund may also invest in securities and other investments directly. Under normal market conditions, the Fund expects to achieve a diversified mix of investment exposure to various asset classes. The asset classes in which the Fund invests include both fixed income and equity but it is anticipated that the Fund will, in an effort to maximize return, have a greater exposure to equity investments.
Federated Managed Volatility Fund II—Primary Shares(3)	● The Fund's investment objective is to achieve high current income and moderate capital appreciation. The Fund pursues its investment objectives by investing in equity and fixed-income securities that have high income potential, and overlaying a managed volatility strategy. The Fund's portfolio will normally be invested in stocks, bonds, futures contracts, as well as certain other permitted investments. The Fund may also invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies.

Portfolio	Investment Objective(s) and Principal Investments
Federated Quality Bond Fund II—Primary Shares	● The Fund's investment objective is to provide current income. The Fund invests in a diversified portfolio of investment-grade, fixed-income securities consisting primarily of corporate debt securities, U.S. government and privately issued mortgage-backed securities, and U.S. Treasury and agency securities.

(2) Formerly named the Federated Prime Money Fund II

(3) The Investment Option includes a volatility management strategy as part of the Investment Option's investment objective and/or principal investment strategy. See "Volatility Management Strategies" below.

Fidelity Variable Insurance Products Funds. Fidelity Management & Research Company (FMR) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-adviser for the fund. For VIP Index 500; Fidelity Management & Research Company (FMR) is the fund's manager. Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity® VIP Contrafund® Portfolio—Initial Class	● This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.
Fidelity® VIP Growth Portfolio—Initial Class	● This Portfolio seeks to achieve capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.
Fidelity® VIP Growth & Income Portfolio—Initial Class	● This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign common stocks, with a focus on those that pay current dividends and show potential for capital appreciation. The Portfolio may potentially invest in bonds, including lower quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
Fidelity® VIP High Income Portfolio—Service Class 2	● This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.
Fidelity® VIP Index 500 Portfolio—Initial Class	● This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500 Index.
Fidelity® VIP Mid Cap Portfolio—Service Class 2	● This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in either "growth" stocks or "value" stocks or both.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity® VIP Overseas Portfolio—Initial Class	● This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio's total assets will be invested in common stocks of non-U.S. equity securities, allocating investments across different countries and regions.

Franklin Templeton Variable Insurance Products Trust. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small-Mid Cap Growth VIP and U.S. Government Securities VIP Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value VIP Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Franklin Mutual Shares VIP Fund; Franklin Templeton Institutional, LLC serves as the investment adviser to the Franklin Global Real Estate VIP Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth VIP Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Global Real Estate VIP Fund—Class 2	● This Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Mutual Shares VIP Fund—Class 2	● This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund normally invests primarily in U.S. and foreign equity securities of companies the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.
Franklin Small Cap Value VIP Fund—Class 2	● This Fund seeks long-term total return. Under normal market conditions, the Fund normally invests at least 80% of its net assets in investments of small capitalization companies.
Franklin Small-Mid Cap Growth VIP Fund—Class 2	● This Fund seeks long-term capital growth. Under normal market conditions, the Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.
Franklin U.S. Government Securities VIP Fund—Class 2	● This Fund seeks income. Under normal market conditions, the Fund normally invests at least 80% of its net assets in U.S. government securities.
Templeton Growth VIP Fund—Class 2	● This Fund seeks long-term capital growth. Under normal market conditions, the Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

J.P.Morgan Insurance Trust. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
J.P.Morgan Insurance Trust Mid Cap Value Portfolio—Class 1	● This Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing in equity securities. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations between $1 billion and $20 billion at the time of purchase.
J.P.Morgan Insurance Trust Small Cap Core Portfolio—Class 1	● This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase.

T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio	● This Portfolio seeks to provide a high level of dividend income and long-term capital growth through investments in large-capitalization stocks of companies with a strong track record of paying dividends or that are undervalued. A value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Mid-Cap Growth Portfolio	● This Portfolio seeks long-term capital appreciation by investing earnings in the common stocks of medium sized companies with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor's Mid Cap 400 Index or the Russell Mid Cap Growth Index. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies.
New America Growth Portfolio	● This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of U.S. companies operating in sectors the investment adviser believes will be the fastest growing. The Portfolio may be subject to above-average risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends.

Portfolio	Investment Objective(s) and Principal Investments
Personal Strategy Balanced Portfolio	● This Portfolio seeks the highest total return over time consistent with an emphasis on both capital growth and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities. Since the majority of the Portfolio is invested in stocks, the primary risk is declining share prices; the bond portion will be subject to interest rate and credit risk.

T. Rowe Price International Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio. T. Rowe Price International Ltd and T. Rowe Price Singapore Private Ltd are the investment sub-advisers.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	● This Portfolio seeks to provide long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies. This Portfolio is subject to the unique risks of international investing, including currency fluctuation.

We select the Investment Options offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option's investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Policyowners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, FBL Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option's investment return. The Company and its affiliates may profit from these payments.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

If we deem it to be in the best interests of persons having voting rights under the Policies, we may

●  operate the Variable Account as a management company under the Investment Company Act of 1940,

●  deregister the Variable Account under that Act in the event such registration is no longer required, or,

●  subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION—Voting Rights.")

Volatility Management Strategies

Investment Options that utilize a volatility management strategy are designed to reduce the overall volatility of the Investment Option and provide you with risk-adjusted returns over time. During rising markets, the volatility management strategy, however, could result in your Accumulated Value rising less than would have been the case had you been invested in an Investment Option that does not utilize a volatility management strategy. Conversely, investing in an Investment Option that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the Investment Option's equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Accumulated Value may decline less than would have been the case had you not been invested in an Investment Option that features a volatility management strategy.

Please further note that Investment Options may utilize volatility management techniques that differ from each other. Please see the Investment Options' prospectuses for more information about the Investment Options' objective and strategies.

THE POLICY

Purchasing the Policy

In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue standard-rated and preferred-rated Policies is normally $50,000 and $100,000, respectively, although we may, in our discretion, issue Policies for lower Specified Amounts. We may issue a Policy with a minimum Specified Amount of $25,000. For any Policy issued with a Specified Amount from $25,000 to $49,999 we must receive an initial payment of at least 90% of the Guideline Single Premium (as defined under Internal Revenue Code Section 7702).

The effective date of insurance coverage under the Policy will be the latest of:

●  the Policy Date,

●  the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

●  the date when we receive the full initial premium at our Home Office.

The Policy Date is the date the Company approves the Policy for issuance.

The Policy Date may also be any other date mutually agreed to by you and the Company. However, if the Policy Date is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

The Company no longer offers the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Planned Periodic Premiums. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy years, Net Accumulated Value (Net Surrender Value if you've taken a loan on your Policy) or, after three Policy Years, Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY—Policy Lapse and Restatement—Lapse").

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day.

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Threshold Premium. See Footnote One on page 6 and the Glossary for a description of the Threshold Premium. This is a current Company practice, which is not guaranteed and can be changed at any time.

Death Benefit Guarantee Premiums. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

(a)  is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)  is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

For example: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we mail you notice of the need for additional premium.

The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit option, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

Unscheduled Premiums. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Premium Limitations. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

Payment of Premiums. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

Net Premiums. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS—Premium Expense Charge.")

Allocating Net Premiums. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

(1)  before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

(2)  before the end of 25 days after the Delivery Date.

Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY—Examination of Policy (Cancellation Privilege)").

The following additional rules apply to Net Premium allocations:

●  You must allocate at least 1% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option (we reserve the right to raise the minimum allocation requirement, up to 10%, at our sole discretion).

●  Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

●  Each premium payment you submit may be directed to a maximum of 12 Investment Options available under the Policy, including the Declared Interest Option.

●  You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Home Office and will have no effect on prior Accumulated Values.

Examination of Policy (Cancellation Privilege)

You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 30th day you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

●  the Accumulated Value on the Business Day we receive the Policy at the Home Office, plus

●  any premium expense charges we deducted, plus

●  monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

●  amounts approximating the daily charges against the Variable Account.

Policy Lapse and Reinstatement

Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value (Net Surrender Value if you've taken a loan on your Policy), or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction") AND a Grace Period expires without a sufficient payment.

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day. (See "THE POLICY—Premiums—Death Benefit Guarantee Premiums.")

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Threshold Premium. See Footnote One on page 6 and the Glossary for a description of the Threshold Premium. This is a current Company practice, which is not guaranteed and can be changed at any time.

Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS—Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

Reinstatement. Prior to the Maturity Date, you may apply to reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

●  A written application for reinstatement signed by the Policyowner and the Insured;

●  Evidence of insurability we deem satisfactory;

●  A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

●  An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS").

The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

POLICY BENEFITS

While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS—Accumulated Value Benefits—Surrender and Withdrawal Privileges.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS—Loan Benefits—Policy Loans.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS—Death Proceeds—Death Benefit Options"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS—Benefits at Maturity"). You may also elect to participate in the asset allocation program and allocate all of your premiums to one of the four available asset allocation model portfolios (see "POLICY BENEFITS—Asset Allocation Program").

Accumulated Value Benefits

Surrender and Withdrawal Privileges. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending Written Notice to the Company at our Home Office. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy in good order prior to 3:00 p.m. central time on a Business Day, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy in good order at or after 3:00 p.m. central time on a Business Day, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge will apply to any surrender during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS—Surrender Charge, and—Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "ADDITIONAL INFORMATION—Postponement of Payments.")

You may request a partial withdrawal from or surrender of your Policy via facsimile.

●  Facsimile requests must be directed to 1-800-754-6370 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

●  A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

●  We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided. You should be able to obtain a signature guarantee from a bank, broker, credit union (if authorized under state law) or a savings association. A notary public cannot provide a signature guarantee.

●  Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office in good order. We treat facsimile requests as having been received based upon the time noted at the end of the transmission.

●  A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

●  We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

  CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

●  We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrenders. The amount payable upon surrender of the Policy is the Net Surrender Value at the end of the Valuation Period when we receive the request at the Home Office. We may pay the Net

Surrender Value in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "ADDITIONAL POLICY PROVISIONS—Payment Options" in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders. The Surrender Charge will be deducted from the amount surrendered.

Partial Withdrawals. You may obtain a portion of the Policy's Net Surrender Value as a partial withdrawal from the Policy.

●  A partial withdrawal must be at least $500.

●  A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "ADDITIONAL POLICY PROVISIONS—Payment Options" in the Statement of Additional Information.)

We will allocate a partial withdrawal (together with the Partial Withdrawal Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS—Death Proceeds.")

●  The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal.

●  If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

●  If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

If the Increasing Death Benefit Option is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If the Level Death Benefit Option is in effect at the time of withdrawal, the Policy's Specified Amount will be reduced by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS—Death Proceeds—Death Benefit Options.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.")

For a discussion of the tax consequences associated with partial withdrawals, see "FEDERAL TAX MATTERS."

Net Accumulated Value. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

●  The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

●  Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

●  All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

●  All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

●  All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

●  The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

Unit Value. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

Transfers

The following features apply to transfers under the Policy:

●  Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

●  You may make transfers by written request to our Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

  CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

●  The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

●  We process transfers at the Unit Values next determined after we receive your request in good order at our Home Office. This means that if we receive your written or telephone request for transfer in good order prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer in good order at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the end of the transmission.

●  The Company waives the transfer fee for the first twelve transfers during a Policy Year.

●  We may assess a transfer charge of $10 for the 13th and each subsequent transfer during a Policy Year. We will deduct the transfer charge on a pro-rata basis from the Investment Options to which the transfer is made. (See "CHARGES AND DEDUCTIONS—Transfer Charge.") The Company reserves the right to increase the transfer charge.

●  For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

●  The minimum amount of each transfer is $100.

●  Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

●  You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

●  We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

●  Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

●  The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

●  There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

●  This feature cannot be elected with the asset allocation program.

Additional Limitations on Transfers. When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset allocation programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies ("variable contracts") and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company's ability to satisfy its contractual obligations to Policyowners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Asset Allocation Program

The following is a summary of the asset allocation program available under the Policy. A more detailed description of the asset allocation models available within the program may be obtained from our Home Office by calling 1-800-400-5742.

Overview. The asset allocation program is a service made available to assist you in selecting Investment Options under your Policy. You may elect to allocate all of your Net Premiums to one of the model portfolios of the asset allocation program. We will allocate your initial Premium(s) to the Declared Interest Option for the time period specified in "THE POLICY: Premiums—Allocating Net Premiums" section of this Prospectus. After the expiration of that time period, we will allocate your Accumulated Value in the Declared Interest Option in accordance with the asset allocation model portfolio you selected that is in effect at that time.

If you elect to participate in the asset allocation program at any time after the Policy Date, we will reallocate your Accumulated Value on the Business Day we receive the information necessary to process the request in accordance with the asset allocation model portfolio you selected that is in effect at that time. This means that if we receive the information necessary to process the request in good order prior to 3:00 p.m. central time on a Business Day, we will process the request at the Unit Values calculated as of 3:00 p.m. that Business Day. If we receive your request in good order at or after 3:00 p.m. central time, we will process the request at the Unit Values calculated as of 3:00 p.m. on the following Business Day.

If you elect to participate in the asset allocation program, you must include all your Accumulated Value in the Program. Our affiliate, FBL Investment Management Services, Inc. ("FIMS") will serve as the investment adviser and will have an advisory relationship with each Policyowner, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the asset allocation program. We do not provide investment advice in making the asset allocation program or any other service or feature available under the Policy.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics—for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes—for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.). Although the asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model portfolio will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options. In addition, each model portfolio is subject to all of the risks associated with its underlying Investment Options. Moreover, if FIMS changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios. It is your responsibility to select or change your asset allocation model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the asset allocation program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model portfolio may be recommended for your use. Each model portfolio is intended for a specific type of investor, from conservative to aggressive. Each model portfolio identifies specific Investment Options and the percentage of Premium and Accumulated Value allocated to each Investment Option.

There currently are four (4) asset allocation model portfolios to choose from:

●  Moderate Conservative Model Portfolio

●  Moderate Model Portfolio

●  Moderate Aggressive Model Portfolio

●  Aggressive Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or end your participation in the asset allocation program. Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Based on the results of the questionnaire, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. You may contact your registered representative or our Home Office for copy of the questionnaire. There is no charge to change to a different model portfolio.

Annual Rebalancing. On the fifth Business Day of May each year, we automatically rebalance your Accumulated Value to maintain the Subaccounts and percentages for your selected asset allocation model portfolio. This annual rebalancing takes account of:

●  Increases and decreases in Accumulated Value in each Subaccount due to Subaccount performance,

●  Increases and decreases in Accumulated Value in each Subaccount due to partial withdrawals and payment of Premiums, and

●  Any adjustments FIMS has made to the selected asset allocation model portfolio.

The first annual rebalancing will on the fifth Business Day of May, each calendar year following the later of the election date or the end of the period during which your Premium is required to be initially allocated to the Declared Interest Option, if applicable.

Allocation of Future Premiums. The asset allocation model portfolio that you select will override any prior percentage allocations that you may have chosen and all future Premiums will be allocated accordingly.

Changes to Asset Allocation Model Portfolios. FIMS periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. ETIMS may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Policy.

If changes will be made to a particular model portfolio as a result of FIMS' review, then FIMS will notify all Policyowners in the asset allocation program at least 30 days in advance of the date of such changes. You should carefully review these notices. Policyowners who wish to revise their respective investment allocations based on the changes to the model portfolios do not need to take any action. Policyowners who do not wish to revise their respective investment allocations based on the changes to the model portfolios must contact our Home Office prior to the deadline set forth in the notice and affirmatively opt out of the revised asset allocation model portfolio. Unless you elect a different model portfolio under the asset allocation program, opting out of the revised asset allocation model portfolio will also cause your participation in the asset allocation program to terminate. When your participation in the asset allocation program terminates, your Accumulated Value will remain in the same Subaccounts it was in immediately prior to your opting out of the program until such time as you may request to transfer your Accumulated Value.

Note:

●  Transfers among Investment Options resulting from a change in the asset allocation model portfolios are not taken into account in determining any transfer processing fee.

If you make a self-directed change outside the asset allocation model portfolio you selected, we consider your participation in the asset allocation program to have terminated. However, you can elect at any time to again participate in the asset allocation program. Please contact our Home Office to reenter the asset allocation program. Please note: You must submit a request form, and may be required to submit an updated standardized questionnaire, before reentering the asset allocation program.

Other Information. We and our affiliates, including FIMS, receive greater compensation and/or profits from certain Investment Options than we receive from other Investment Options. Also, FIMS, in its capacity as investment adviser to certain of the Investment Options, may believe that certain portfolios it manages may benefit from additional assets or could be harmed by redemptions. As a fiduciary, however, FIMS is legally obligated to disregard these incentives.

FIMS receives no compensation for services it performs in developing and updating asset allocation model portfolios.

For more information about FIMS, and its role as investment adviser for the asset allocation program, please see the FIMS disclosure document, which is available to you at no charge. You can request a copy by writing to FBL Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266 or by contacting our Home Office at 1-800-400-5742. We may perform certain administrative functions on behalf of FIMS; however, we are not registered as an investment adviser and are not providing any investment advice in making the asset allocation program available under the Policy.

If you elect to participate in the asset allocation program:

●  You may surrender all or part of your Cash Value.

●  You may not also elect to participate in the dollar cost averaging program.

We may terminate or alter the asset allocation program at any time.

Loan Benefits

Policy Loans. So long as the Policy remains in force and has a positive Net Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

The maximum amount that you may borrow at any time is 90% of the Net Surrender Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy's Net Surrender Value.) The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

Allocation of Policy Loan. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

We normally will mail loan proceeds to you within seven days after receipt of a written request at the Home Office. Postponement of a Policy Loan may take place under certain circumstances. (See "ADDITIONAL INFORMATION—Postponement of Payments.")

Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS—Loan Benefits—Effect on Investment Performance.") Our ability to credit interest on amounts held in the Declared Interest Option as security for Policy Debt is subject to our financial strength and claims paying ability.

Loan Interest Charged. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

Effect on Investment Performance. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at a minimum effective annual rate of 4%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

Policy Debt. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY—Policy Lapse and Reinstatement—Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS—Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

Repayment of Policy Debt. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

Death Proceeds

So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

●  You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary as described in the Policy.

●  If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "ADDITIONAL POLICY PROVISIONS—Payment Options" in the Statement of Additional Information.)

To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "ADDITIONAL INFORMATION—Postponement of Payments.")

Death Benefit Guarantee Rider. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day, we will check to see if you have met the death benefit guarantee premium test by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount that you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY—Premiums—Death Benefit Guarantee Premiums.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

(a)  is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy loans and unpaid loan interest; and

(b)  is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

Death Benefit Options. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

Under the Increasing Death Benefit Option, the death benefit will be equal to the greater of

(1)  the sum of the current Specified Amount and the Accumulated Value, or

(2)  the Corridor Death Benefit

We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under the Increasing Death Benefit Option, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select the Increasing Death Benefit Option.

Under the Level Death Benefit Option, the death benefit will be equal to the greater of:

●  the current Specified Amount, or

●  the Corridor Death Benefit

Under the Level Death Benefit Option, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select the Level Death Benefit Option.

Changing the Death Benefit Option. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

If you change from the Increasing Death Benefit Option to the Level Death Benefit Option, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change provided the Insured meets the Company's underwriting requirements. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.")

Change in Existing Coverage. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and—Net Amount at Risk.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY—Premiums—Premium Limitations"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.

Accelerated Payments of Death Proceeds

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such rider), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. There is no separate charge for this Endorsement.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

The accelerated death benefit is equal to the Policy's death benefit as described on page 3, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Requesting an accelerated death benefit under this rider may have tax consequences (see "FEDERAL TAX MATTERS").

Benefits at Maturity

The Maturity Date is Attained Age 115 (Attained Age 95 in the state of Utah). If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS—Loan Benefits—Repayment of Policy Debt.") We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy's Maturity Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policyowner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change. Such updates should be communicated in writing, by telephone, or facsimile to our Home Office.

CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

Premium Expense Charge

Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

The premium expense charge is 7% of each premium. It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%). Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.

Monthly Deduction

We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "ADDITIONAL INSURANCE BENEFITS"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

●  the cost of insurance for the Policy; plus

●  the cost of any optional insurance benefits added by rider; plus

●  the monthly policy expense charge.

During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

Cost of Insurance. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under the Increasing Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under the Level Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

(a)  is the Specified Amount;

(b)  is 1.00327371; and

(c)  is the Accumulated Value.

We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

Cost of Insurance Rate. We base the cost of insurance rate for the initial Specified Amount on factors including, but not limited to, the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on factors including, but not limited to, the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience and other factors. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of

1  Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting class involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "ADDITIONAL INSURANCE BENEFITS.")

Monthly Policy Expense Charge. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $7 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month.

First-Year Monthly Per $1,000 Charge. We deduct a charge from Accumulated Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The monthly per unit charge is $0.07 per $1,000 of Specified Amount or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount.

First-Year Monthly Policy Expense Charge. We will deduct an additional monthly charge from Accumulated Value during the first twelve Policy Months. This monthly charge will compensate us for costs associated with underwriting and issuing the Policy. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly policy expense charge is $7 per Policy Month. We guarantee this charge will not exceed $7 per Policy Month.

Transfer Charge

The initial transfer in each Policy Year will be completed without charge. We may impose a transfer charge of $10 for any subsequent transfers during that Policy Year to compensate us for the costs in making the transfer. (The Company has extended this privilege to allow the first twelve transfers in a Policy Year to be completed without charge. The Company may assess a $10 charge for the thirteenth and each subsequent transfer. This privilege may be terminated at any time.)

●  We will deduct the transfer charge on a pro-rata basis from the Investment Options to which the transfer is made.

●  Once we issue a Policy, we will not increase this charge for the life of the Policy.

●  We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner. For information regarding the special transfer privilege, see "GENERAL PROVISIONS: Special Transfer Privilege."

●  The Company reserves the right to increase the transfer charge to $25. Currently, there is no charge for changing the Net Premium allocation instructions.

Partial Withdrawal Fee

Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.

Surrender Charge

We apply a Surrender Charge during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh year and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

Issue Age	Male, Tobacco	Female, Tobacco	Unisex, Tobacco
30	$10.49	$6.84	$9.76
50	$26.80	$15.49	$24.41
70	$34.49	$34.49	$34.49

The maximum Surrender Charge for any Policy is $34.49 per $1,000 of Specified Amount. (See "APPENDIX B—Maximum Surrender Charges" in the Statement of Additional Information.) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

Currently, we waive the Surrender Charge after the first Policy Year if the Insured is:

●  terminally ill,

●  under 65 years of age and totally disabled, or

●  stays in a qualified nursing care center for 90 consecutive days or more.

Variable Account Charges

Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of 0.90% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

Federal Taxes. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

Investment Option Expenses. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page 13 and described in the prospectus for each Investment Option.

Illustrative Report Fee. Upon your request, we will provide you with one set of illustrations of Policy values free of charge. We reserve the right to assess a fee of $25 for each additional set of illustrations you request in a Policy Year. However, we currently do not assess such a fee.

Policy Loan Interest Spread. The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt. The amount of interest that we charge you for a loan is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Services, Inc. for the calendar month ending two months before the date on which the loan interest is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Policy Debt is guaranteed not to go below 4%.

While a Policy is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of the loan repayment, Policy Lapse, surrender, termination or the Insured's death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy. Otherwise, the current Policy Loan Interest Spread is an effective annual interest rate of 2%.

Compensation. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

THE DECLARED INTEREST OPTION

You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option's assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion. Since the Declared Interest Option is a part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.

To the extent that we are required to pay you amounts in addition to your Accumulated Value under any guarantees under the Contract, including the death benefit, such amounts will come from our General Account. Thus, those guarantees are subject to our financial strength and claims paying ability and the risk that we may default on the guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial products as well, and we pay our obligations under these products from assets in our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Please refer to the Policy and the Statement of Additional Information for complete details regarding the Declared Interest Option.

Transfers, Partial Withdrawals, Surrenders and Policy Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. Only one transfer from the Declared Interest Option to the Variable Account is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS—Transfer Charge"). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

●  Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.

●  Universal Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

●  Universal Convertible Term Life Insurance. This rider provides term insurance coverage on your life or the life of an additional adult Insured. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider, plus a monthly charge for the first year of coverage and for the first year following any increase in coverage based on a specified dollar rate per $1,000 of term insurance coverage or increase in coverage, as applicable.

●  Universal Daily Living Benefit Rider. This rider provides that, in the event the Insured becomes chronically ill (as defined in the rider) for at least 90 consecutive days and is expected to remain chronically ill for at least 90 consecutive days into the future, upon a one time election of the chronic illness benefit by the Policyowner, the Company will make a payment(s) of an amount up to the Specified Amount under the rider, subject to conditions set forth in the rider. If you elect this rider, the monthly deduction will be increased based upon a specified dollar rate per $1,000 of chronic illness benefit coverage.

●  Universal Children's Term Life Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

●  Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Accumulated Value, or Net Surrender Value, as applicable, be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

●  Universal Guaranteed Insurability Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.

Not all riders are available in all states, and state variations may apply.

We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS—Monthly Deduction" in the Prospectus.) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative selling the Policy.

Accelerated Payments of Death Proceeds

The living benefit (accelerated death benefit) rider (available at no charge) provides for the payment of all or a portion of the accelerated death benefit immediately in the event that the Insured becomes terminally ill (as defined below). In the event that the Insured becomes terminally ill, you may (if residing in a state that has approved the rider) by written request to our Home Office request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death immediately to you. If not attached to the Policy beforehand, we will issue a living benefit rider providing this right to you upon written request to our Home Office, subject to the conditions stated below.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the rider, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the rider bears to the total death benefit under the Policy. If the amount you request to be paid under the rider is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the rider.

There are several other restrictions associated with the rider. These are:

(1)  the rider is not valid if the Policy is within five years of being matured,

(2)  the consent of any irrevocable beneficiary or assignee is required to exercise the rider,

(3)  we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the rider,

(4)  we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

(5)  the rider is not effective where:

(a)  you or the Insured would be otherwise required by law to use the rider to meet the claims of creditors, or

(b)  the Insured would be otherwise required by any government agency to exercise the rider in order to apply for, obtain or keep a government benefit or entitlement.

The rider will terminate at the earlier of the end of the Grace Period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the rider or upon termination of the Policy.

The Company believes that for federal income tax purposes, an accelerated death benefit payment received under a living benefit rider should be fully excludable from the gross income of the Beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

GENERAL PROVISIONS

Special Transfer Privilege

You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

Change of Provisions

We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and an officer of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

Ownership

The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

The Beneficiary

The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

Change of Address

We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with our affiliate, FBL Marketing Services, LLC ("FBL Marketing") for the distribution, sale and servicing of the Policies. FBL Marketing sold and services the Policies through its registered representatives, or through other broker-dealers ("selling firms") that have entered into a selling agreement with FBL Marketing.

FBL Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: Dreyfus Sustainable U.S. Equity Portfolio, Inc.—Service Share Class; Fidelity Variable Insurance Products Funds: VIP High Income Portfolio—Service Class 2 and VIP Mid Cap Portfolio—Service Class 2; and Franklin Templeton Variable Insurance Products Trust: Franklin Global Real Estate VIP Fund—Class 2, Franklin Small Cap Value VIP Fund—Class 2, Franklin Small-Mid Cap Growth VIP Fund—Class 2, Franklin U.S. Government Securities VIP Fund—Class 2, Franklin Mutual Shares VIP Fund—Class 2 and Templeton Growth VIP Fund—Class 2. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. The compensation received by FBL Marketing's registered representatives is not impacted by the Investment Options you choose. Each Investment Option's investment adviser may, from time to time, use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules to make payment for distribution services to FBL Marketing, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

To cover costs and expenses associated with facilitating Policy sales, we pay FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives of FBL Marketing.

We pay commissions to FBL Marketing for the sale of the Policies by its registered representatives as well as for sales by selling firms. The maximum commissions payable for Policy sales are: 110% of premiums up to the Threshold Premium(1) and 4% of premiums above that amount paid in the first Policy Year; 5% of premiums in each Policy Year after the first Policy Year. For each premium received following an increase in Specified Amount, a commission on such premiums will be paid up to 110% of the increase in Threshold Premium for the first year following the increase in Specified Amount. Managers of FBL Marketing's registered representatives may also receive commission overrides on the registered representatives' commissions. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

FBL Marketing passes through all commissions it receives to its registered representatives and to selling firms, and does not retain any commissions as distributor for the Policies. Under the distribution agreement with FBL Marketing, we may also pay the following types of expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies.

(1)  The Threshold Premium is a specified annual premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy.

Because registered representatives of FBL Marketing are also insurance agents of the Company, they and their managers are eligible for various cash benefits, such as bonuses, insurance benefits, financing arrangements such as loans and advances, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives and their managers qualify for such benefits. Registered representatives and their managers may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, FBL Marketing's registered representatives and their managers who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. FBL Marketing may pay additional compensation from its own resources to selling firms based on Policy sales or premium payment amounts. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

See "DISTRIBUTION OF THE POLICIES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.

We have discontinued new sales of the Policies to the public.

Under the BrokerCheck Program, Financial Industry Regulatory Authority ("FINRA") provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephone inquiries. FINRA's BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

Investor concerns may be directed to FBL Marketing Services, LLC at 5400 University Avenue, West Des Moines, IA 50266 or by calling our toll-free number at 1-877-860-2904.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. The Company believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments. A life insurance policy received in a tax-free exchange for another life insurance policy that was a MEC will also be classified as a MEC.

Where there is a reduction in the benefits under the Policy during the first seven Policy Years (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

(1)  All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

(2)  Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

(3)  A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

(4)  If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC may be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

Multiple Policies. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

Accelerated Death Benefits. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Exchanges. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY—Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

Other Policyowner Tax Matters. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer's responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Policyowners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

Tax Shelter Regulations. Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer ("GST") taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Policyowner's estate for purposes of federal estate tax if the Insured owned the policy. If the Policyowner was not the Insured, the fair market value of the Policy would be included in the Policyowner's estate upon the Policyowner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Policyowner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. To the extent permitted under the federal tax law, the Company may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Taxation of the Company

At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

PAYMENT OPTIONS

We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. You may choose a lump sum payment under a Living Tradition Account ("LTA"). The LTA is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the payee, and the payee will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for the Company, the bank will receive the amount the payee requests as a transfer from the Company's General Account. The LTA is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the LTA is backed by the financial strength of the Company, although it is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA.

We pay interest on proceeds held in the LTA. We will also pay the proceeds in one sum if,

(1)  the proceeds are less than $2,000;

(2)  periodic payments would be less than $20; or

(3)  the payee is an assignee, estate, trustee, partnership, corporation or association.

Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

Payments under Option A will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options B, C or D will begin as of the date of the Insured's death, on surrender or on the Maturity Date.

Option A—Proceeds Left at Interest. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

Option B—Payment for a Designated Number of Years. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option C—Payment of Life Income. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option D—Payment of a Designated Amount. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Alternate Payment Options. The Company may make available alternative payment options.

Even if the death benefit under the Policy is excludable from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings. A tax adviser should be consulted with respect to the tax consequences associated with a payment option.

ADDITIONAL INFORMATION

Voting Rights

To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of owners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

Electronic Transactions

You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send your Written Notice to our Home Office via mail or facsimile. Transaction instructions will be effective as of the end of the

Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Policy, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney's fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Policy.

Postponement of Payments

The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner's signed request at our Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

●  the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

●  the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

●  an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

If, under SEC rules, the Federated Government Money Fund II suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial withdrawal, surrender, Policy Loan or death proceeds from the Money Market Subaccount until the Portfolio is liquidated.

Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Legal Proceedings

The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of FBL Marketing Services, LLC to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

Business Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Policyowner information. Such systems failures and cyber-attacks affecting us, the Investment Options, intermediaries and other affiliated or third-party service providers may adversely affect us and your Accumulated Value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders with the Investment Options, cause the release and possible destruction of confidential Policyowner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Investment Options invest, which may cause the Investment Options underlying your Policy to lose value. There can be no assurance that we or the Investment Options or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

FINANCIAL STATEMENTS

The Variable Account's statements of assets and liabilities as of December 31, 2017 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The audited consolidated balance sheets of the Company at December 31, 2017 and 2016 and the related statements of operations, comprehensive income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2017, and financial statement schedules as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (the "SAI") contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at 1-800-247-4170, or write to us at 5400 University Avenue, West Des Moines, Iowa 50266.

You may also call us toll-free or write to us if you wish to receive a free personalized illustration of your Policy's death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Policy. We reserve the right to assess an Illustrative Report Fee of $25 for each additional copy of personalized illustrations that a Policyowner requests in a Policy Year. We do not currently assess such a charge.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

Investment Company Act of 1940, File Number 811-05068

GLOSSARY

Accumulated Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt.

Attained Age: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day. Each Business Day ends at the close of normal trading on the New York Stock Exchange (generally, 3:00 p.m. central time).

Company, we, us, our: Farm Bureau Life Insurance Company.

Corridor Death Benefit: The Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

Declared Interest Option: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

Delivery Date: The date when the Company issues the Policy and mails it to the Policyowner.

Due Proof of Death: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

(a)  A certified copy of the death certificate;

(b)  A certified copy of a court decree reciting a finding of death;

(c)  the Beneficiary's statement of election;

(d)  a copy of the Beneficiary's Form W-9; or

(e)  Any other proof satisfactory to the Company.

Fund or Portfolio: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account.

Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing—or when appropriate by telephone—along with all forms, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Grace Period: The 61-day period beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

Home Office: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266. Telephone: 1-800-247-4170. Fax: 1-800-754-6370.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Maturity Date: The Insured's Attained Age 115 (Attained Age 95 in the state of Utah). It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.")

Net Accumulated Value: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Asset Value: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

Net Premium: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge").

Net Surrender Value: The Surrender Value minus any Policy Debt plus any unearned loan interest.

Partial Withdrawal Fee: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

Policy: The nonparticipating flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY—Purchasing the Policy.")

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy. The Policyowner is named in the application.

Policy Year: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

Subaccount: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

Surrender Charge: A charge we assess at the time of any surrender during the first six Policy Years and for six years following an increase in Specified Amount.

Surrender Value: The Accumulated Value minus the Surrender Charge.

Threshold Premium: A premium amount specified by the Company. We also use the Threshold Premium to calculate registered representatives' compensation.

Unit Value: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

Valuation Period: The period of time over which we determine the change in the value of the Subaccounts. Each valuation period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Variable Account: Farm Bureau Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

Written Notice: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Home Office.

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STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

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STATEMENT OF ADDITIONAL INFORMATION

FARM BUREAU LIFE INSURANCE COMPANY

5400 University Avenue
West Des Moines, Iowa 50266
1-800-247-4170

FARM BUREAU LIFE VARIABLE ACCOUNT

NONPARTICIPATING FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the Prospectus for the nonparticipating flexible premium variable life insurance policy (the “Policy”) offered by Farm Bureau Life Insurance Company (the “Company”). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Policy and the prospectuses for the Investment Options. The Prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.

April 30, 2018

GENERAL INFORMATION ABOUT THE COMPANY

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2017, Iowa Farm Bureau Federation owned shares of various classes representing 71.1% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

Our principal business is offering life insurance policies and annuity contracts. We are admitted to do business in 18 states—Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.

Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

Safekeeping of the Variable Account’s Assets

The Company holds the assets of the Farm Bureau Life Variable Account (the “Variable Account”). The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by St. Paul Travelers Company Inc. in the amount of $5,000,000 covering all the officers and employees of the Company.

State Regulation of the Company

The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

Material Irreconcilable Conflicts

The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material

1

irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

ADDITIONAL POLICY PROVISIONS

The Policy

We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

Assignment

The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Home Office. Assigning the Policy may have federal income tax consequences.

Changing the Policyowner or Beneficiary

During the Insured’s lifetime, the Policyowner and the Beneficiary may be changed; subject to the rights of any irrevocable beneficiary. To make a change, you must send a written request to us at our Home Office. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

Incontestability

The Policy is incontestable after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

Misstatement of Age or Sex

If the Insured’s age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

2

Suicide Exclusion

If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the Policy Date (within one year in certain states), we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount (within one year in certain states), we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

Continuance of Insurance

The insurance under a Policy will continue until the earlier of:

•                  the end of the Grace Period if insufficient premiums are received;

•                  the date the Policyowner surrenders the Policy for its entire Net Surrender Value;

•                  the death of the Insured; or

•                  the Maturity Date.

Any rider to a Policy will terminate on the date specified in the rider.

Annual Report

At least once each year, we will send an annual report to each Policyowner. The report will show

•                  the current death benefit,

•                  the Accumulated Value in each Subaccount and in the Declared Interest Option,

•                  outstanding Policy Debt, and

•                  premiums paid, partial withdrawals made and charges assessed since the last report.

The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

Policy Loans

Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits—Allocation of Policy Loan” in the Prospectus.)

Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured’s death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

3

Voting Rights

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

Nonparticipation

The Policy does not participate in the Company’s profits or surplus earnings. No dividends are payable.

Ownership of Assets

The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

Written Notice

You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured’s full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

Employment-Related Benefit Plans

The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in the Prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

FINANCIAL STATEMENTS

The Company’s financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

4

THE DECLARED INTEREST OPTION

General Description

Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account’s assets.

You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.

Declared Interest Option Accumulated Value

Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner’s Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy’s Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy’s Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

CALCULATION OF VALUES

Accumulated Value

The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

•                  Accumulated Value will reflect a number of factors, including

•                  premiums paid,

5

•                  partial withdrawals,

•                  Policy Loans,

•                  charges assessed in connection with the Policy,

•                  interest earned on the Accumulated Value in the Declared Interest Option, and

•                  investment performance of the Subaccounts to which the Accumulated Value is allocated.

As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

Unit Value

For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing (a) by (b) where:

(a)         is

(1)         the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

(2)         the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

(3)         the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

(4)         any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

(5)         a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 0.90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

(b)         is the number of units outstanding at the end of the preceding Valuation Period.

The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

DISTRIBUTION OF THE POLICIES

FBL Marketing Services, LLC (“FBL Marketing”) is responsible for distributing the Policies pursuant to a distribution agreement with us. FBL Marketing serves as principal underwriter for the Policies. FBL Marketing is located at 5400 University Avenue, West Des Moines, Iowa 50266. FBL Marketing is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority.

6

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.

FBL Marketing sold and services the Policies through its registered representatives, who must be licensed as insurance agents and appointed by the Company. FBL Marketing also has selling agreements with other broker-dealers (“selling firms”) to sell and service the Policies and compensate those selling firms up to the amounts disclosed in the Prospectus for their services.

FBL Marketing received sales compensation with respect to the Policies in the following amounts during the periods indicated:

		Aggregate Amount of
		Commission Retained
	Aggregate Amount of	by FBL Marketing
	Commission Paid	After Payments to its
Fiscal Year	to FBL Marketing*	Registered Representatives
2015	$460,045	$0
2016	$432,957	$0
2017	$405,735	$0

*              Includes sales compensation paid to registered representatives of FBL Marketing.

FBL Marketing passes through commissions it receives to its registered representatives and selling firms and does not retain any commission as distributor for the Policies. However, under the distribution agreement with FBL Marketing, we may also pay the following types of expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. To cover costs and expenses associated with facilitating Policy sales, we pay FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives.

The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay FBL Marketing for its costs in distributing those shares: Dreyfus Sustainable U.S. Equity Portfolio, Inc.—Service Share Class; Fidelity Variable Insurance Products Funds: VIP High Income Portfolio—Service Class 2 and VIP Mid Cap Portfolio—Service Class 2; and Franklin Templeton Variable Insurance Products Trust: Franklin Global Real Estate VIP Fund—Class 2, Franklin Small Cap Value VIP Fund—Class 2, Franklin Small-Mid Cap Growth VIP Fund—Class 2, Franklin U.S. Government Securities VIP Fund—Class 2, Franklin Mutual Shares VIP Fund—Class 2 and Templeton Growth VIP Fund—Class 2. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of FBL Marketing’s obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to FBL Marketing for its distribution-related services and expenses under the agreement. Each Investment Option’s investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to FBL Marketing, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

We have discontinued new sales of the Policies to the public.

7

LEGAL MATTERS

Eversheds Sutherland (US) LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the nonparticipating flexible premium variable life insurance policy described in the Prospectus and this Statement of Additional Information. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company’s right to issue the Policy under Iowa Insurance Law, have been passed upon by Lori Geadelmann, General Counsel of the Company.

EXPERTS

Actuarial matters included in this Prospectus have been examined by Carolyn Eddy Langenwalter, Life Actuarial Product Strategy Vice President, as stated in the opinion filed as an exhibit to the registration statement.

The Variable Account’s statements of assets and liabilities as of December 31, 2017 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the balance sheets of the Company at December 31, 2017 and 2016 and the related statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2017 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

8

APPENDIX A

Death Benefit Options

Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

Increasing Death Benefit Option Example. For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Increasing Death Benefits Option, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with an Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

Level Death Benefit Option Example. For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Level Death Benefit Option, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and an Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

A-1

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Attained Age	Specified Amount Factor
40 or younger	2.50
41	2.43
42	2.36
43	2.29
44	2.22
45	2.15
46	2.09
47	2.03
48	1.97
49	1.91
50	1.85
51	1.78
52	1.71
53	1.64
54	1.57
55	1.50
56	1.46
57	1.42
58	1.38
59	1.34
60	1.30
61	1.28
62	1.26
63	1.24
64	1.22
65	1.20
66	1.19
67	1.18
68	1.17
69	1.16
70	1.15
71	1.13
72	1.11
73	1.09
74	1.07
75 to 90	1.05
91	1.04
92	1.03
93	1.02
94 to 114	1.01
115	1.00

A-2

APPENDIX B

Maximum Surrender Charges

The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Policy Years increase.

Male, Non-Tobacco

Policy Year

Issue Age	1	2	3	4	5	6	7+
	3.30	2.75	2.20	1.65	1.10	0.55	0.00
	4.48	3.73	2.98	2.24	1.49	0.65	0.00
	6.29	5.24	4.19	3.14	1.97	0.80	0.00
	9.65	8.04	6.43	4.74	2.64	1.08	0.00
	15.44	12.87	10.30	6.86	3.81	1.55	0.00
	33.71	24.44	16.79	10.64	5.87	2.36	0.00
	34.49	24.52	16.50	10.23	5.51	2.16	0.00
	34.49	23.18	14.70	8.56	4.32	1.58	0.00

Male, Tobacco

Policy Year

Issue Age	1	2	3	4	5	6	7+
	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	7.20	6.00	4.80	3.27	1.82	0.74	0.00
	10.49	8.74	6.54	4.19	2.33	0.95	0.00
	16.64	13.17	9.12	5.83	3.24	1.32	0.00
	26.80	19.59	13.50	8.59	4.75	1.92	0.00
	34.49	24.80	16.90	10.62	5.80	2.31	0.00
	34.49	24.14	15.99	9.75	5.17	1.99	0.00
	34.49	22.65	14.05	8.00	3.96	1.42	0.00

Female, Non-Tobacco

Policy Year

Issue Age	1	2	3	4	5	6	7+
	3.18	2.65	2.12	1.59	1.06	0.52	0.00
	3.40	2.83	2.26	1.70	1.13	0.57	0.00
	4.82	4.02	3.22	2.41	1.61	0.74	0.00
	7.19	5.99	4.79	3.59	2.37	0.96	0.00
	10.78	8.98	7.18	5.39	3.29	1.33	0.00
	26.16	20.13	13.89	8.84	4.90	1.98	0.00
	34.49	24.81	16.90	10.61	5.80	2.31	0.00
	34.49	23.76	15.45	9.23	4.78	1.80	0.00

B-1

Female, Tobacco

Policy Year

Issue Age	1	2	3	4	5	6	7+
	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	4.66	3.88	3.10	2.33	1.55	0.65	0.00
	6.84	5.70	4.56	3.42	1.99	0.81	0.00
	10.40	8.67	6.94	4.77	2.66	1.08	0.00
	15.49	12.91	10.33	6.66	3.70	1.50	0.00
	31.03	22.52	15.49	9.83	5.43	2.19	0.00
	34.49	24.68	16.72	10.45	5.67	2.24	0.00
	34.49	23.55	15.19	9.00	4.62	1.72	0.00

Unisex, Non-Tobacco

Policy Year

Issue Age	1	2	3	4	5	6	7+
	3.30	2.75	2.20	1.65	1.10	0.54	0.00
	4.26	3.55	2.84	2.13	1.42	0.64	0.00
	5.99	4.99	3.99	2.99	1.94	0.79	0.00
	9.14	7.62	6.10	4.57	2.59	1.05	0.00
	14.50	12.08	9.66	6.66	3.70	1.50	0.00
	32.38	23.49	16.15	10.25	5.66	2.28	0.00
	34.49	24.59	16.59	10.32	5.58	2.20	0.00
	34.49	23.34	14.90	8.75	4.45	1.64	0.00

Unisex, Tobacco

Policy Year

Issue Age	1	2	3	4	5	6	7+
	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	6.68	5.57	4.46	3.18	1.78	0.72	0.00
	9.76	8.13	6.34	4.06	2.26	0.92	0.00
	15.36	12.66	8.77	5.60	3.12	1.27	0.00
	24.41	18.59	12.82	8.16	4.52	1.83	0.00
	34.49	24.85	16.97	10.69	5.86	2.34	0.00
	34.49	24.28	16.18	9.94	5.30	2.06	0.00
	34.49	22.98	14.46	8.36	4.20	1.53	0.00

B-2

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants

Farm Bureau Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Farm Bureau Life Variable Account (the Account) comprised of the subaccounts described in Note 1 (collectively referred to as the “subaccounts”), as of December 31, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts comprising Farm Bureau Life Variable Account at December 31, 2017, the results of its operations for the year then ended and changes in net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of the Account’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Account’s auditor since 1993.

Des Moines, Iowa

April 30, 2018

1

Farm Bureau Life Variable Account

Statements of Assets and Liabilities

December 31, 2017

	Investments in
	shares of mutual	Net assets		Investments in mutual funds
	funds, at fair	Accumulation				Accumulation
Subaccount	value	units	Total net assets	Cost	Shares owned	units outstanding
Product A, B & C
American Century VP Capital Appreciation Fund	$1,649,831	$1,649,831	$1,649,831	$1,414,021	109,769.16	57,735.00
American Century VP Inflation Protection Bond Fund	152,983	152,983	152,983	164,542	14,954.40	10,771.21
American Century VP Mid Cap Value Fund	312,473	312,473	312,473	258,334	13,735.07	10,890.12
American Century VP Ultra® Fund	1,396,431	1,396,431	1,396,431	906,204	72,204.30	48,363.39
American Century VP Value Fund	1,928,327	1,928,327	1,928,327	1,343,772	172,018.50	91,678.80
Calvert VP NASDAQ-100 Index Portfolio	3,121,328	3,121,328	3,121,328	1,669,504	47,581.22	62,741.40
Calvert VP Russell 2000 Small Cap Index Portfolio	3,038,171	3,038,171	3,038,171	2,353,983	35,819.04	87,712.84
Calvert VP S&P MidCap 400 Index Portfolio	3,881,826	3,881,826	3,881,826	2,458,428	33,039.63	93,045.43
Dreyfus Sustainable U.S. Equity Portfolio - Service Class	357,419	357,419	357,419	328,833	8,980.38	16,706.83
Dreyfus VIF Appreciation Portfolio - Initial Class	3,324,680	3,324,680	3,324,680	3,100,185	74,360.98	126,183.32
Dreyfus VIF Growth & Income Portfolio - Initial Class	960,846	960,846	960,846	668,589	29,365.72	37,686.04
Dreyfus VIF International Equity Portfolio - Initial Class	2,038,844	2,038,844	2,038,844	1,588,356	96,081.22	76,371.53
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Class	1,632,262	1,632,262	1,632,262	844,691	26,793.53	63,983.36
Federated Government Money Fund II - Service Shares	772,828	772,828	772,828	772,828	772,828.48	81,634.32
Federated Managed Tail Risk Fund II - Primary Shares	58,625,698	58,625,698	58,625,698	67,962,020	11,166,799.54	5,225,467.86
Federated Managed Volatility Fund II	40,092,527	40,092,527	40,092,527	35,030,708	3,712,271.00	2,515,321.69
Federated Quality Bond Fund II - Primary Shares	19,921,165	19,921,165	19,921,165	20,343,565	1,802,820.33	1,726,077.57
Fidelity® VIP Contrafund® Portfolio - Initial Class	24,013,427	24,013,427	24,013,427	17,181,140	632,931.67	722,835.56
Fidelity® VIP Growth & Income Portfolio - Initial Class	7,150,005	7,150,005	7,150,005	4,754,061	314,839.48	313,603.75
Fidelity® VIP Growth Portfolio - Initial Class	23,462,104	23,462,104	23,462,104	12,594,742	316,841.37	1,024,858.61
Fidelity® VIP High Income Portfolio - Service Class 2	3,372,077	3,372,077	3,372,077	3,526,415	639,862.90	124,455.89
Fidelity® VIP Index 500 Portfolio - Initial Class	18,257,103	18,257,103	18,257,103	9,919,458	67,324.67	780,176.80
Fidelity® VIP Mid Cap Portfolio - Service Class 2	6,952,149	6,952,149	6,952,149	5,635,747	183,967.94	151,247.21
Fidelity® VIP Overseas Portfolio - Initial Class	4,453,173	4,453,173	4,453,173	3,504,652	194,716.80	235,621.50
Franklin Global Real Estate VIP Fund - Class 2	2,455,253	2,455,253	2,455,253	1,907,269	148,623.08	116,233.68
Franklin Mutual Shares VIP Fund - Class 2	3,124,239	3,124,239	3,124,239	3,030,509	153,449.86	125,022.49
Franklin Small Cap Value VIP Fund - Class 2	3,038,481	3,038,481	3,038,481	2,687,520	153,458.63	66,971.47
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,573,032	2,573,032	2,573,032	2,808,158	144,309.12	95,034.95
Franklin U.S. Government Securities VIP Fund - Class 2	3,971,331	3,971,331	3,971,331	4,223,624	328,752.58	268,840.81
Templeton Growth VIP Fund - Class 2	1,473,178	1,473,178	1,473,178	1,116,909	92,246.60	64,219.86
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	4,814,154	4,814,154	4,814,154	3,693,220	406,944.53	101,808.75
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,857,756	1,857,756	1,857,756	1,209,383	72,455.40	51,506.16
T. Rowe Price Equity Income Portfolio	6,705,214	6,705,214	6,705,214	5,340,218	229,081.46	242,349.67
T. Rowe Price Mid-Cap Growth Portfolio	13,944,151	13,944,151	13,944,151	11,852,917	493,598.26	256,188.53

See accompanying notes, including note 6 which includes per unit information.

2

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2017

	Investments in
	shares of mutual	Net assets		Investments in mutual funds
	funds, at fair	Accumulation				Accumulation
Subaccount	value	units	Total net assets	Cost	Shares owned	units outstanding
T. Rowe Price New America Growth Portfolio	$7,307,685	$7,307,685	$7,307,685	$5,939,897	256,140.39	268,500.58
T. Rowe Price Personal Strategy Balanced Portfolio	9,730,012	9,730,012	9,730,012	8,728,944	461,356.66	346,480.15
T. Rowe Price International Stock Portfolio	5,590,373	5,590,373	5,590,373	4,653,481	322,211.69	319,345.53

Product D
Calvert VP EAFE International Index Portfolio - Class F	$24,072	$24,072	$24,072	$21,538	262.65	1,809.95
Calvert VP NASDAQ-100 Index Portfolio	135,779	135,779	135,779	93,716	2,069.80	3,642.71
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	93,442	93,442	93,442	80,123	1,098.41	4,142.76
Calvert VP S&P MidCap 400 Index Portfolio - Class F	831,278	831,278	831,278	790,342	7,010.27	31,898.95
Columbia VP Mid Cap Value Fund - Class 1	60,781	60,781	60,781	45,010	2,675.23	2,727.84
Columbia VP Select International Equity Fund - Class 1	8,530	8,530	8,530	7,318	542.97	568.76
Columbia VP Small Cap Value Fund - Class 2	475,577	475,577	475,577	412,339	23,578.45	19,922.03
Columbia VP Small Company Growth Fund - Class 2	10,354	10,354	10,354	8,878	576.20	462.42
Deutsche Global Small Cap VIP - Class A	12,206	12,206	12,206	11,258	946.20	642.58
Deutsche International Growth VIP - Class A	28,114	28,114	28,114	22,655	2,022.60	1,776.29
Federated Government Money Fund II - Service Shares	56,668	56,668	56,668	56,668	56,667.51	5,648.34
Federated Managed Tail Risk Fund II - Primary Shares	28,780	28,780	28,780	29,531	5,481.90	2,421.34
Federated Managed Volatility Fund II	150,979	150,979	150,979	140,010	13,979.56	8,938.33
Federated Quality Bond Fund II - Primary Shares	897,140	897,140	897,140	908,800	81,189.18	73,365.48
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,282,464	1,282,464	1,282,464	1,059,043	34,614.42	53,255.43
Fidelity® VIP Growth Portfolio - Service Class 2	931,229	931,229	931,229	774,490	12,781.07	36,939.01
Fidelity® VIP High Income Portfolio - Service Class 2	448,369	448,369	448,369	470,143	85,079.52	24,654.32
Fidelity® VIP Index 500 Portfolio - Service Class 2	164,269	164,269	164,269	119,399	613.45	6,561.80
Fidelity® VIP Mid Cap Portfolio - Service Class 2	609,291	609,291	609,291	533,399	16,123.07	26,417.83
Fidelity® VIP Real Estate Portfolio - Service Class 2	406,383	406,383	406,383	391,816	21,232.16	19,547.00
Franklin Mutual Shares VIP Fund - Class 2	1,173,750	1,173,750	1,173,750	1,155,680	57,649.79	61,800.14
Franklin Small Cap Value VIP Fund - Class 2	83,827	83,827	83,827	81,456	4,233.69	3,473.91
Franklin U.S. Government Securities VIP Fund - Class 2	849,196	849,196	849,196	889,370	70,297.67	65,928.95
Templeton Global Bond VIP Fund - Class 2	424,064	424,064	424,064	449,920	25,685.27	25,585.27
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	67,265	67,265	67,265	55,007	2,647.20	2,537.44
T. Rowe Price Equity Income Portfolio	440,654	440,654	440,654	404,062	15,054.80	19,545.01
T. Rowe Price New America Growth Portfolio	96,209	96,209	96,209	85,703	3,372.21	3,153.56
T. Rowe Price Personal Strategy Balanced Portfolio	52,414	52,414	52,414	50,169	2,485.26	2,579.82
T. Rowe Price International Stock Portfolio	1,346,372	1,346,372	1,346,372	1,187,281	77,600.71	85,075.67

See accompanying notes, including note 6 which includes per unit information.

3

Farm Bureau Life Variable Account

Statements of Operations

Year Ended December 31, 2017

				Realized gain (loss) on			Change in
	Income	Expenses		investments			unrealized	Net increase
				Realized gain		Net realized	appreciation/	(decrease) in
		Mortality and	Net investment	(loss) on sale	Realized gain	gain (loss) on	depreciation of	net assets from
Subaccount	Dividends	expense risk	income (loss)	of fund shares	distributions	investments	investments	operations
Product A, B & C
American Century VP Capital Appreciation Fund	$—	$(14,232)	$(14,232)	$38,020	$196,035	$234,055	$78,051	$297,874
American Century VP Inflation Protection Bond Fund	4,290	(1,332)	2,958	(2,525)	—	(2,525)	4,000	4,433
American Century VP Mid Cap Value Fund	4,225	(2,345)	1,880	7,061	4,567	11,628	14,294	27,802
American Century VP Ultra® Fund	4,978	(11,996)	(7,018)	149,541	63,283	212,824	152,627	358,433
American Century VP Value Fund	30,440	(16,338)	14,102	69,752	—	69,752	54,956	138,810
Calvert VP NASDAQ-100 Index Portfolio	13,957	(25,261)	(11,304)	144,602	27,163	171,765	588,830	749,291
Calvert VP Russell 2000 Small Cap Index Portfolio	22,296	(25,615)	(3,319)	123,571	105,551	229,122	138,324	364,127
Calvert VP S&P MidCap 400 Index Portfolio	26,110	(32,592)	(6,482)	125,419	141,600	267,019	250,681	511,218
Dreyfus Sustainable U.S. Equity Portfolio - Service Class	3,164	(3,033)	131	8,060	22,425	30,485	13,498	44,114
Dreyfus VIF Appreciation Portfolio - Initial Class	40,703	(27,036)	13,667	39,838	388,707	428,545	260,158	702,370
Dreyfus VIF Growth & Income Portfolio - Initial Class	6,642	(7,956)	(1,314)	31,157	38,638	69,795	84,670	153,151
Dreyfus VIF International Equity Portfolio - Initial Class	19,396	(16,795)	2,601	25,276	—	25,276	405,988	433,865
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Class	—	(13,076)	(13,076)	54,299	16,923	71,222	256,926	315,072
Federated Government Money Fund II - Service Shares	2,593	(7,925)	(5,332)	—	—	—	—	(5,332)
Federated Managed Tail Risk Fund II - Primary Shares	929,265	(512,969)	416,296	(1,311,007)	—	(1,311,007)	6,352,813	5,458,102
Federated Managed Volatility Fund II	1,499,533	(342,199)	1,157,334	272,037	—	272,037	4,612,597	6,041,968
Federated Quality Bond Fund II - Primary Shares	658,167	(180,822)	477,345	(55,284)	—	(55,284)	200,574	622,635
Fidelity® VIP Contrafund® Portfolio - Initial Class	226,875	(203,528)	23,347	416,601	1,200,247	1,616,848	2,631,168	4,271,363
Fidelity® VIP Growth & Income Portfolio - Initial Class	85,533	(59,840)	25,693	154,620	160,723	315,343	655,919	996,955
Fidelity® VIP Growth Portfolio - Initial Class	46,750	(192,990)	(146,240)	1,048,422	1,529,099	2,577,521	3,708,997	6,140,278
Fidelity® VIP High Income Portfolio - Service Class 2	175,399	(29,591)	145,808	(15,271)	—	(15,271)	59,583	190,120
Fidelity® VIP Index 500 Portfolio - Initial Class	306,804	(152,312)	154,492	586,915	53,993	640,908	2,408,203	3,203,603
Fidelity® VIP Mid Cap Portfolio - Service Class 2	31,734	(57,523)	(25,789)	104,287	297,397	401,684	776,388	1,152,283
Fidelity® VIP Overseas Portfolio - Initial Class	58,908	(36,722)	22,186	(20,489)	3,848	(16,641)	1,024,530	1,030,075
Franklin Global Real Estate VIP Fund - Class 2	73,010	(21,179)	51,831	88,061	—	88,061	75,064	214,956
Franklin Mutual Shares VIP Fund - Class 2	68,747	(27,427)	41,320	72,629	124,670	197,299	(19,136)	219,483
Franklin Small Cap Value VIP Fund - Class 2	14,680	(25,806)	(11,126)	106,074	200,776	306,850	(25,540)	270,184
Franklin Small-Mid Cap Growth VIP Fund - Class 2	—	(21,515)	(21,515)	(34,319)	233,414	199,095	263,971	441,551
Franklin U.S. Government Securities VIP Fund - Class 2	105,306	(35,555)	69,751	(27,288)	—	(27,288)	(25,183)	17,280
Templeton Growth VIP Fund - Class 2	22,678	(12,452)	10,226	37,218	—	37,218	175,168	222,612
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	36,248	(40,860)	(4,612)	110,607	202,152	312,759	242,798	550,945

See accompanying notes.

4

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2017

				Realized gain (loss) on			Change in
	Income	Expenses		investments			unrealized	Net increase
				Realized gain		Net realized	appreciation/	(decrease) in
		Mortality and	Net investment	(loss) on sale	Realized gain	gain (loss) on	depreciation of	net assets from
Subaccount	Dividends	expense risk	income (loss)	of fund shares	distributions	investments	investments	operations
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	$5,700	$(15,744)	$(10,044)	$109,834	$12,513	$122,347	$124,884	$237,187
T. Rowe Price Equity Income Portfolio	110,839	(56,533)	54,306	317,655	631,138	948,793	(111,158)	891,941
T. Rowe Price Mid-Cap Growth Portfolio	—	(117,912)	(117,912)	158,578	1,606,430	1,765,008	1,131,136	2,778,232
T. Rowe Price New America Growth Portfolio	7,053	(60,463)	(53,410)	236,117	719,436	955,553	995,735	1,897,878
T. Rowe Price Personal Strategy Balanced Portfolio	142,157	(83,718)	58,439	76,339	472,955	549,294	803,542	1,411,275
T. Rowe Price International Stock Portfolio	58,427	(46,442)	11,985	63,563	215,259	278,822	912,223	1,203,030

Product D
Calvert VP EAFE International Index Portfolio - Class F	$620	$—	$620	$913	$—	$913	$3,674	$5,207
Calvert VP NASDAQ-100 Index Portfolio	605	—	605	3,727	1,177	4,904	27,310	32,819
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	671	—	671	3,416	3,177	6,593	4,603	11,867
Calvert VP S&P MidCap 400 Index Portfolio - Class F	5,416	—	5,416	13,595	29,370	42,965	31,280	79,661
Columbia VP Mid Cap Value Fund - Class 1	—	—	—	2,419	—	2,419	4,747	7,166
Columbia VP Select International Equity Fund - Class 1	157	—	157	(129)	—	(129)	1,871	1,899
Columbia VP Small Cap Value Fund - Class 2	1,435	—	1,435	22,290	29,389	51,679	4,858	57,972
Columbia VP Small Company Growth Fund - Class 2	—	—	—	495	652	1,147	2,155	3,302
Deutsche Global Small Cap VIP - Class A	—	—	—	(2,597)	1,661	(936)	3,769	2,833
Deutsche International Growth VIP - Class A	104	—	104	1,507	—	1,507	4,702	6,313
Federated Government Money Fund II - Service Shares	176	—	176	—	—	—	—	176
Federated Managed Tail Risk Fund II - Primary Shares	461	—	461	(1,677)	—	(1,677)	4,214	2,998
Federated Managed Volatility Fund II	5,383	—	5,383	1,825	—	1,825	16,254	23,462
Federated Quality Bond Fund II - Primary Shares	28,535	—	28,535	(7,251)	—	(7,251)	15,148	36,432
Fidelity® VIP Contrafund® Portfolio - Service Class 2	9,449	—	9,449	47,204	66,253	113,457	113,013	235,919
Fidelity® VIP Growth Portfolio - Service Class 2	741	—	741	9,013	63,766	72,779	182,829	256,349
Fidelity® VIP High Income Portfolio - Service Class 2	23,352	—	23,352	(7,023)	—	(7,023)	13,901	30,230
Fidelity® VIP Index 500 Portfolio - Service Class 2	2,439	—	2,439	8,482	493	8,975	18,673	30,087
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,795	—	2,795	2,250	26,423	28,673	75,308	106,776
Fidelity® VIP Real Estate Portfolio - Service Class 2	6,255	—	6,255	4,202	21,621	25,823	(17,219)	14,859
Franklin Mutual Shares VIP Fund - Class 2	25,406	—	25,406	12,530	46,073	58,603	10,818	94,827
Franklin Small Cap Value VIP Fund - Class 2	433	—	433	2,140	5,924	8,064	(315)	8,182
Franklin U.S. Government Securities VIP Fund - Class 2	24,461	—	24,461	(17,032)	—	(17,032)	4,166	11,595
Templeton Global Bond VIP Fund - Class 2	—	—	—	(6,698)	1,451	(5,247)	13,446	8,199

See accompanying notes.

5

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2017

				Realized gain (loss) on			Change in
	Income	Expenses		investments			unrealized	Net increase
				Realized gain		Net realized	appreciation/	(decrease) in
		Mortality and	Net investment	(loss) on sale	Realized gain	gain (loss) on	depreciation of	net assets from
Subaccount	Dividends	expense risk	income (loss)	of fund shares	distributions	investments	investments	operations
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	$81	$—	$81	$4,161	$490	$4,651	$4,815	$9,547
T. Rowe Price Equity Income Portfolio	7,265	—	7,265	11,470	41,639	53,109	1,515	61,889
T. Rowe Price New America Growth Portfolio	92	—	92	783	9,338	10,121	15,266	25,479
T. Rowe Price Personal Strategy Balanced Portfolio	745	—	745	614	2,545	3,159	3,801	7,705
T. Rowe Price International Stock Portfolio	14,031	—	14,031	21,585	51,691	73,276	215,267	302,574

See accompanying notes.

6

Farm Bureau Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2017

		Operations				Contract transactions
										Transfers
										between
				Change in	Net					subaccounts,	Net increase
				unrealized	increase				Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	(decrease)		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2016	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2017
Product A, B & C
American Century VP Capital Appreciation Fund	$1,480,649	$(14,232)	$234,055	$78,051	$297,874	$128,172	$(98,705)	$(67,855)	$(88,834)	$(1,470)	$(128,692)	$169,182	$1,649,831
American Century VP Inflation Protection Bond Fund	145,917	2,958	(2,525)	4,000	4,433	12,720	(2,629)	—	(9,330)	1,872	2,633	7,066	152,983
American Century VP Mid Cap Value Fund	198,420	1,880	11,628	14,294	27,802	20,701	(2,225)	(1,563)	(17,699)	87,037	86,251	114,053	312,473
American Century VP Ultra® Fund	1,191,073	(7,018)	212,824	152,627	358,433	92,810	(83,408)	(89,890)	(69,642)	(2,945)	(153,075)	205,358	1,396,431
American Century VP Value Fund	1,774,960	14,102	69,752	54,956	138,810	178,257	(68,628)	(23,581)	(107,842)	36,351	14,557	153,367	1,928,327
Calvert VP NASDAQ-100 Index Portfolio	2,432,552	(11,304)	171,765	588,830	749,291	156,612	(106,939)	(25,728)	(136,165)	51,705	(60,515)	688,776	3,121,328
Calvert VP Russell 2000 Small Cap Index Portfolio	2,771,792	(3,319)	229,122	138,324	364,127	186,512	(114,342)	(52,006)	(137,472)	19,560	(97,748)	266,379	3,038,171
Calvert VP S&P MidCap 400 Index Portfolio	3,500,733	(6,482)	267,019	250,681	511,218	243,971	(103,934)	(41,768)	(201,940)	(26,454)	(130,125)	381,093	3,881,826
Dreyfus Sustainable U.S. Equity Portfolio - Service Class	317,470	131	30,485	13,498	44,114	27,792	(4,415)	(5,022)	(20,128)	(2,392)	(4,165)	39,949	357,419
Dreyfus VIF Appreciation Portfolio - Initial Class	2,687,447	13,667	428,545	260,158	702,370	262,252	(139,047)	(30,265)	(176,001)	17,924	(65,137)	637,233	3,324,680
Dreyfus VIF Growth & Income Portfolio - Initial Class	833,292	(1,314)	69,795	84,670	153,151	63,866	(32,414)	(10,103)	(44,246)	(2,700)	(25,597)	127,554	960,846
Dreyfus VIF International Equity Portfolio - Initial Class	1,721,984	2,601	25,276	405,988	433,865	177,008	(97,486)	(21,470)	(123,363)	(51,694)	(117,005)	316,860	2,038,844
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Class	1,352,819	(13,076)	71,222	256,926	315,072	93,823	(38,211)	(15,959)	(71,721)	(3,561)	(35,629)	279,443	1,632,262
Federated Government Money Fund II - Service Shares	1,067,913	(5,332)	—	—	(5,332)	99,786	(280,481)	(11,131)	(82,560)	(15,367)	(289,753)	(295,085)	772,828
Federated Managed Tail Risk Fund II - Primary Shares	56,583,082	416,296	(1,311,007)	6,352,813	5,458,102	5,076,169	(2,384,598)	(323,480)	(4,721,283)	(1,062,294)	(3,415,486)	2,042,616	58,625,698
Federated Managed Volatility Fund II	36,784,464	1,157,334	272,037	4,612,597	6,041,968	2,370,771	(1,259,187)	(167,201)	(2,837,639)	(840,649)	(2,733,905)	3,308,063	40,092,527
Federated Quality Bond Fund II - Primary Shares	20,229,954	477,345	(55,284)	200,574	622,635	1,710,029	(899,301)	(169,521)	(1,525,429)	(47,202)	(931,424)	(308,789)	19,921,165

See accompanying notes.

7

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2017

		Operations				Contract transactions
										Transfers
										between
				Change in	Net					subaccounts,	Net increase
				unrealized	increase				Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	(decrease)		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2016	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2017
Fidelity® VIP Contrafund® Portfolio - Initial Class	$21,059,049	$23,347	$1,616,848	$2,631,168	$4,271,363	$1,425,091	$(1,024,950)	$(213,359)	$(1,310,467)	$(193,300)	$(1,316,985)	$2,954,378	$24,013,427
Fidelity® VIP Growth & Income Portfolio - Initial Class	6,501,345	25,693	315,343	655,919	996,955	381,589	(305,139)	(42,457)	(367,745)	(14,543)	(348,295)	648,660	7,150,005
Fidelity® VIP Growth Portfolio - Initial Class	18,582,883	(146,240)	2,577,521	3,708,997	6,140,278	1,129,357	(961,237)	(87,776)	(1,137,825)	(203,576)	(1,261,057)	4,879,221	23,462,104
Fidelity® VIP High Income Portfolio - Service Class 2	3,153,330	145,808	(15,271)	59,583	190,120	307,847	(124,081)	(38,861)	(197,564)	81,286	28,627	218,747	3,372,077
Fidelity® VIP Index 500 Portfolio - Initial Class	15,924,352	154,492	640,908	2,408,203	3,203,603	953,513	(695,941)	(165,485)	(900,673)	(62,266)	(870,852)	2,332,751	18,257,103
Fidelity® VIP Mid Cap Portfolio - Service Class 2	6,046,665	(25,789)	401,684	776,388	1,152,283	498,785	(242,436)	(82,783)	(367,148)	(53,217)	(246,799)	905,484	6,952,149
Fidelity® VIP Overseas Portfolio - Initial Class	3,568,807	22,186	(16,641)	1,024,530	1,030,075	328,480	(189,565)	(27,316)	(231,494)	(25,814)	(145,709)	884,366	4,453,173
Franklin Global Real Estate VIP Fund - Class 2	2,303,908	51,831	88,061	75,064	214,956	236,947	(78,443)	(27,536)	(150,217)	(44,362)	(63,611)	151,345	2,455,253
Franklin Mutual Shares VIP Fund - Class 2	2,992,579	41,320	197,299	(19,136)	219,483	286,183	(109,466)	(32,773)	(192,142)	(39,625)	(87,823)	131,660	3,124,239
Franklin Small Cap Value VIP Fund - Class 2	2,963,910	(11,126)	306,850	(25,540)	270,184	217,247	(188,546)	(30,661)	(167,140)	(26,513)	(195,613)	74,571	3,038,481
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,201,385	(21,515)	199,095	263,971	441,551	189,553	(104,731)	(25,656)	(127,266)	(1,804)	(69,904)	371,647	2,573,032
Franklin U.S. Government Securities VIP Fund - Class 2	3,909,786	69,751	(27,288)	(25,183)	17,280	401,305	(299,928)	(48,013)	(253,652)	244,553	44,265	61,545	3,971,331
Templeton Growth VIP Fund - Class 2	1,290,638	10,226	37,218	175,168	222,612	115,722	(46,562)	(21,960)	(69,112)	(18,160)	(40,072)	182,540	1,473,178
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	4,349,161	(4,612)	312,759	242,798	550,945	344,208	(183,053)	(50,480)	(240,117)	43,490	(85,952)	464,993	4,814,154
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,730,180	(10,044)	122,347	124,884	237,187	119,582	(66,545)	(43,518)	(88,893)	(30,237)	(109,611)	127,576	1,857,756
T. Rowe Price Equity Income Portfolio	6,164,804	54,306	948,793	(111,158)	891,941	413,195	(281,892)	(35,646)	(358,973)	(88,215)	(351,531)	540,410	6,705,214
T. Rowe Price Mid-Cap Growth Portfolio	12,141,798	(117,912)	1,765,008	1,131,136	2,778,232	570,469	(636,270)	(74,744)	(674,413)	(160,921)	(975,879)	1,802,353	13,944,151

See accompanying notes.

8

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2017

		Operations				Contract transactions
										Transfers
										between
				Change in	Net					subaccounts,	Net increase
				unrealized	increase				Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	(decrease)		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2016	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2017
T. Rowe Price New America Growth Portfolio	$5,815,021	$(53,410)	$955,553	$995,735	$1,897,878	$327,455	$(241,596)	$(145,653)	$(331,521)	$(13,899)	$(405,214)	$1,492,664	$7,307,685
T. Rowe Price Personal Strategy Balanced Portfolio	8,854,917	58,439	549,294	803,542	1,411,275	619,510	(429,406)	(60,440)	(548,587)	(117,257)	(536,180)	875,095	9,730,012
T. Rowe Price International Stock Portfolio	4,517,892	11,985	278,822	912,223	1,203,030	460,668	(172,062)	(56,279)	(308,741)	(54,135)	(130,549)	1,072,481	5,590,373
Product D
Calvert VP EAFE International Index Portfolio - Class F	$21,087	$620	$913	$3,674	$5,207	$3,718	$(3,121)	$(84)	$(2,566)	$(169)	$(2,222)	$2,985	$24,072
Calvert VP NASDAQ-100 Index Portfolio	100,513	605	4,904	27,310	32,819	11,762	(946)	—	(10,766)	2,397	2,447	35,266	135,779
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	85,816	671	6,593	4,603	11,867	7,197	(5,625)	(41)	(5,773)	1	(4,241)	7,626	93,442
Calvert VP S&P MidCap 400 Index Portfolio - Class F	63,146	5,416	42,965	31,280	79,661	78,974	(45,910)	(2,456)	(50,994)	708,857	688,471	768,132	831,278
Columbia VP Mid Cap Value Fund - Class 1	51,519	—	2,419	4,747	7,166	5,944	(439)	(40)	(6,164)	2,795	2,096	9,262	60,781
Columbia VP Select International Equity Fund - Class 1	8,396	157	(129)	1,871	1,899	1,590	—	—	(1,267)	(2,088)	(1,765)	134	8,530
Columbia VP Small Cap Value Fund - Class 2	475,446	1,435	51,679	4,858	57,972	62,210	(26,128)	(10,637)	(44,962)	(38,324)	(57,841)	131	475,577
Columbia VP Small Company Growth Fund - Class 2	13,983	—	1,147	2,155	3,302	1,462	(2,487)	—	(2,037)	(3,869)	(6,931)	(3,629)	10,354
Deutsche Global Small Cap VIP - Class A	17,354	—	(936)	3,769	2,833	3,003	—	(3,516)	(2,050)	(5,418)	(7,981)	(5,148)	12,206
Deutsche International Growth VIP - Class A	24,870	104	1,507	4,702	6,313	3,388	(2,377)	(61)	(3,892)	(127)	(3,069)	3,244	28,114
Federated Government Money Fund II - Service Shares	29,983	176	—	—	176	7,374	(5,714)	(58)	(5,915)	30,822	26,509	26,685	56,668
Federated Managed Tail Risk Fund II - Primary Shares	26,774	461	(1,677)	4,214	2,998	5,304	(1,697)	(129)	(4,103)	(367)	(992)	2,006	28,780
Federated Managed Volatility Fund II	126,365	5,383	1,825	16,254	23,462	23,544	—	(6,048)	(15,628)	(716)	1,152	24,614	150,979
Federated Quality Bond Fund II - Primary Shares	881,939	28,535	(7,251)	15,148	36,432	140,325	(123,434)	(19,082)	(91,428)	72,388	(21,231)	15,201	897,140

See accompanying notes.

9

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2017

		Operations				Contract transactions
										Transfers
										between
				Change in	Net					subaccounts,	Net increase
				unrealized	increase				Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	(decrease)		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2016	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2017
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$1,138,780	$9,449	$113,457	$113,013	$235,919	$165,108	$(84,814)	$(20,249)	$(118,678)	$(33,602)	$(92,235)	$143,684	$1,282,464
Fidelity® VIP Growth Portfolio - Service Class 2	778,734	741	72,779	182,829	256,349	117,802	(57,811)	(18,416)	(86,575)	(58,854)	(103,854)	152,495	931,229
Fidelity® VIP High Income Portfolio - Service Class 2	445,292	23,352	(7,023)	13,901	30,230	66,532	(41,396)	(12,240)	(45,364)	5,315	(27,153)	3,077	448,369
Fidelity® VIP Index 500 Portfolio - Service Class 2	141,978	2,439	8,975	18,673	30,087	14,168	(4,717)	(212)	(12,667)	(4,368)	(7,796)	22,291	164,269
Fidelity® VIP Mid Cap Portfolio - Service Class 2	558,175	2,795	28,673	75,308	106,776	73,240	(32,864)	(8,537)	(52,660)	(34,839)	(55,660)	51,116	609,291
Fidelity® VIP Real Estate Portfolio - Service Class 2	362,250	6,255	25,823	(17,219)	14,859	54,167	(24,372)	(7,090)	(37,000)	43,569	29,274	44,133	406,383
Franklin Mutual Shares VIP Fund - Class 2	1,175,632	25,406	58,603	10,818	94,827	169,434	(75,146)	(30,238)	(113,149)	(47,610)	(96,709)	(1,882)	1,173,750
Franklin Small Cap Value VIP Fund - Class 2	63,091	433	8,064	(315)	8,182	6,662	(1,380)	(217)	(5,947)	13,436	12,554	20,736	83,827
Franklin U.S. Government Securities VIP Fund - Class 2	829,788	24,461	(17,032)	4,166	11,595	134,763	(124,534)	(18,502)	(87,337)	103,423	7,813	19,408	849,196
Templeton Global Bond VIP Fund - Class 2	426,871	—	(5,247)	13,446	8,199	66,854	(39,221)	(9,602)	(43,203)	14,166	(11,006)	(2,807)	424,064
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	63,812	81	4,651	4,815	9,547	6,434	—	(5,352)	(6,157)	(1,019)	(6,094)	3,453	67,265
T. Rowe Price Equity Income Portfolio	367,446	7,265	53,109	1,515	61,889	47,964	(14,481)	(5,340)	(36,008)	19,184	11,319	73,208	440,654
T. Rowe Price New America Growth Portfolio	82,675	92	10,121	15,266	25,479	7,848	(840)	(390)	(7,323)	(11,240)	(11,945)	13,534	96,209
T. Rowe Price Personal Strategy Balanced Portfolio	44,972	745	3,159	3,801	7,705	7,275	(683)	—	(5,155)	(1,700)	(263)	7,442	52,414
T. Rowe Price International Stock Portfolio	1,120,860	14,031	73,276	215,267	302,574	174,918	(81,150)	(26,802)	(120,251)	(23,777)	(77,062)	225,512	1,346,372

See accompanying notes.

10

Farm Bureau Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2016

		Operations				Contract transactions
										Transfers
										between
				Change in	Net					subaccounts,	Net increase
				unrealized	increase				Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	(decrease)		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2015	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2016
Product A, B & C
American Century VP Capital Appreciation Fund	$1,514,728	$(13,205)	$136,968	$(90,499)	$33,264	$117,099	$(58,866)	$(12,321)	$(90,280)	$(22,975)	$(67,343)	$(34,079)	$1,480,649
American Century VP Inflation Protection Bond Fund	141,449	1,840	(1,706)	5,457	5,591	14,507	(2,736)	(10,592)	(9,737)	7,435	(1,123)	4,468	145,917
American Century VP Mid Cap Value Fund	187,253	1,521	26,482	8,962	36,965	18,144	(33,581)	(2,168)	(14,629)	6,436	(25,798)	11,167	198,420
American Century VP Ultra® Fund	1,211,273	(6,527)	107,403	(61,019)	39,857	112,583	(28,527)	(10,596)	(68,765)	(64,752)	(60,057)	(20,200)	1,191,073
American Century VP Value Fund	1,577,501	13,996	83,633	202,523	300,152	181,941	(123,422)	(20,942)	(107,628)	(32,642)	(102,693)	197,459	1,774,960
Calvert VP NASDAQ-100 Index Portfolio	2,462,069	(8,943)	184,721	(49,194)	126,584	158,960	(111,398)	(36,604)	(127,229)	(39,830)	(156,101)	(29,517)	2,432,552
Calvert VP Russell 2000 Small Cap Index Portfolio	2,405,653	(7,992)	275,101	190,715	457,824	198,190	(70,992)	(34,070)	(139,363)	(45,450)	(91,685)	366,139	2,771,792
Calvert VP S&P MidCap 400 Index Portfolio	3,139,138	(14,636)	212,250	376,656	574,270	242,419	(120,957)	(60,919)	(204,574)	(68,644)	(212,675)	361,595	3,500,733
Dreyfus Sustainable U.S. Equity Portfolio - Service Class	402,523	408	70,418	(52,294)	18,532	26,701	(10,698)	(7,160)	(21,591)	(90,837)	(103,585)	(85,053)	317,470
Dreyfus VIF Appreciation Portfolio - Initial Class	2,655,702	20,101	471,511	(310,554)	181,058	266,162	(198,032)	(31,971)	(172,567)	(12,905)	(149,313)	31,745	2,687,447
Dreyfus VIF Growth & Income Portfolio - Initial Class	818,038	2,577	117,452	(49,385)	70,644	59,778	(48,655)	(17,684)	(44,783)	(4,046)	(55,390)	15,254	833,292
Dreyfus VIF International Equity Portfolio - Initial Class	1,943,329	687	10,550	(133,963)	(122,726)	193,897	(106,645)	(27,237)	(125,055)	(33,579)	(98,619)	(221,345)	1,721,984
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Class	1,252,792	(10,742)	147,259	49,704	186,221	103,506	(71,890)	(12,843)	(66,451)	(38,516)	(86,194)	100,027	1,352,819
Federated Government Money Fund II - Service Shares	1,091,622	(9,725)	—	—	(9,725)	124,467	(38,673)	(1,244)	(95,993)	(2,541)	(13,984)	(23,709)	1,067,913
Federated Managed Tail Risk Fund II - Primary Shares	63,608,094	523,597	(1,631,755)	(1,962,488)	(3,070,646)	5,377,491	(2,448,612)	(321,040)	(5,028,769)	(1,533,436)	(3,954,366)	(7,025,012)	56,583,082
Federated Managed Volatility Fund II	37,268,108	1,436,552	(67,876)	972,094	2,340,770	2,439,636	(1,396,813)	(119,421)	(2,850,456)	(897,360)	(2,824,414)	(483,644)	36,784,464
Federated Quality Bond Fund II - Primary Shares	21,415,744	576,517	(73,059)	118,053	621,511	1,802,996	(1,061,653)	(165,512)	(1,680,210)	(702,922)	(1,807,301)	(1,185,790)	20,229,954

See accompanying notes.

11

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2016

		Operations				Contract transactions
										Transfers
										between
				Change in	Net					subaccounts,	Net increase
				unrealized	increase				Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	(decrease)		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2015	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2016
Fidelity® VIP Contrafund® Portfolio - Initial Class	$20,983,282	$(17,688)	$1,542,094	$(108,506)	$1,415,900	$1,503,399	$(933,112)	$(189,488)	$(1,322,224)	$(398,708)	$(1,340,133)	$75,767	$21,059,049
Fidelity® VIP Growth & Income Portfolio - Initial Class	5,943,059	49,362	456,726	354,369	860,457	410,822	(184,801)	(40,814)	(374,438)	(112,940)	(302,171)	558,286	6,501,345
Fidelity® VIP Growth Portfolio - Initial Class	19,603,734	(159,506)	2,615,979	(2,501,362)	(44,889)	1,182,975	(632,054)	(188,867)	(1,117,126)	(220,890)	(975,962)	(1,020,851)	18,582,883
Fidelity® VIP High Income Portfolio - Service Class 2	2,936,757	134,646	(33,247)	274,588	375,987	322,867	(216,406)	(46,204)	(197,971)	(21,700)	(159,414)	216,573	3,153,330
Fidelity® VIP Index 500 Portfolio - Initial Class	15,246,830	87,418	518,759	966,951	1,573,128	1,006,288	(570,105)	(174,287)	(913,922)	(243,580)	(895,606)	677,522	15,924,352
Fidelity® VIP Mid Cap Portfolio - Service Class 2	5,714,136	(32,809)	382,257	251,415	600,863	514,977	(268,819)	(62,210)	(373,567)	(78,715)	(268,334)	332,529	6,046,665
Fidelity® VIP Overseas Portfolio - Initial Class	3,937,437	20,228	(46,350)	(204,346)	(230,468)	332,971	(149,628)	(32,402)	(233,120)	(55,983)	(138,162)	(368,630)	3,568,807
Franklin Global Real Estate VIP Fund - Class 2	2,477,271	7,839	145,621	(156,903)	(3,443)	282,684	(88,865)	(54,812)	(174,090)	(134,837)	(169,920)	(173,363)	2,303,908
Franklin Mutual Shares VIP Fund - Class 2	2,701,298	31,531	336,628	32,888	401,047	294,506	(171,960)	(45,549)	(195,405)	8,642	(109,766)	291,281	2,992,579
Franklin Small Cap Value VIP Fund - Class 2	2,461,029	(2,107)	514,253	177,059	689,205	216,167	(138,750)	(11,732)	(167,731)	(84,278)	(186,324)	502,881	2,963,910
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,213,415	(19,550)	231,462	(138,499)	73,413	191,743	(139,389)	(23,597)	(126,187)	11,987	(85,443)	(12,030)	2,201,385
Franklin U.S. Government Securities VIP Fund - Class 2	4,146,300	65,473	(17,617)	(55,284)	(7,428)	439,538	(263,421)	(41,835)	(277,329)	(86,039)	(229,086)	(236,514)	3,909,786
Templeton Growth VIP Fund - Class 2	1,201,323	13,638	73,182	15,051	101,871	120,578	(34,805)	(7,284)	(66,650)	(24,395)	(12,556)	89,315	1,290,638
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	4,135,578	(1,377)	406,617	121,315	526,555	352,989	(210,902)	(53,952)	(249,629)	(151,478)	(312,972)	213,583	4,349,161
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,538,248	(5,575)	180,124	102,188	276,737	127,442	(72,050)	(24,493)	(85,544)	(30,160)	(84,805)	191,932	1,730,180
T. Rowe Price Equity Income Portfolio	5,657,829	82,859	946,532	(49,812)	979,579	444,092	(277,329)	(74,347)	(365,897)	(199,123)	(472,604)	506,975	6,164,804
T. Rowe Price Mid-Cap Growth Portfolio	12,801,906	(109,384)	818,916	(116,801)	592,731	624,375	(673,155)	(63,096)	(708,927)	(432,036)	(1,252,839)	(660,108)	12,141,798

See accompanying notes.

12

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2016

		Operations				Contract transactions
										Transfers
										between
				Change in	Net					subaccounts,	Net increase
				unrealized	increase				Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	(decrease)		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2015	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2016
T. Rowe Price New America Growth Portfolio	$6,093,298	$(49,086)	$437,914	$(375,604)	$13,224	$342,141	$(194,039)	$(72,978)	$(315,300)	$(51,325)	$(291,501)	$(278,277)	$5,815,021
T. Rowe Price Personal Strategy Balanced Portfolio	8,880,689	67,816	235,314	170,499	473,629	659,312	(338,059)	(54,632)	(582,660)	(183,362)	(499,401)	(25,772)	8,854,917
T. Rowe Price International Stock Portfolio	4,471,638	7,906	295,840	(241,857)	61,889	481,672	(274,908)	(57,873)	(300,681)	136,155	(15,635)	46,254	4,517,892
Product D
Calvert VP EAFE International Index Portfolio - Class F	$19,880	$586	$140	$(633)	$93	$3,997	$(60)	$(554)	$(2,256)	$(13)	$1,114	$1,207	$21,087
Calvert VP NASDAQ-100 Index Portfolio	93,223	499	6,505	(599)	6,405	12,024	(151)	—	(9,989)	(999)	885	7,290	100,513
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	70,380	299	8,332	6,093	14,724	9,197	—	—	(5,496)	(2,989)	712	15,436	85,816
Calvert VP S&P MidCap 400 Index Portfolio - Class F	44,767	310	3,214	6,617	10,141	7,593	(1,279)	—	(5,226)	7,150	8,238	18,379	63,146
Columbia VP Mid Cap Value Fund - Class 1	42,917	—	3,457	3,287	6,744	8,507	(30)	(895)	(5,820)	96	1,858	8,602	51,519
Columbia VP Select International Equity Fund - Class 1	8,652	131	(131)	(521)	(521)	1,822	—	—	(1,557)	—	265	(256)	8,396
Columbia VP Small Cap Value Fund - Class 2	359,735	1,546	44,350	71,847	117,743	67,824	(9,923)	(2,870)	(43,461)	(13,602)	(2,032)	115,711	475,446
Columbia VP Small Company Growth Fund - Class 2	13,017	—	2,870	(1,244)	1,626	2,211	(26)	(802)	(2,031)	(12)	(660)	966	13,983
Deutsche Global Small Cap VIP - Class A	18,093	60	469	(222)	307	4,451	—	—	(2,493)	(3,004)	(1,046)	(739)	17,354
Deutsche International Growth VIP - Class A	24,011	212	466	249	927	4,518	(47)	(923)	(3,600)	(16)	(68)	859	24,870
Federated Government Money Fund II - Service Shares	37,731	—	—	—	—	6,691	(582)	(18)	(4,966)	(8,873)	(7,748)	(7,748)	29,983
Federated Managed Tail Risk Fund II - Primary Shares	27,254	477	(1,219)	(348)	(1,090)	5,498	(627)	(12)	(4,281)	32	610	(480)	26,774
Federated Managed Volatility Fund II	116,689	5,803	(432)	3,781	9,152	23,538	—	(7,050)	(15,669)	(295)	524	9,676	126,365
Federated Quality Bond Fund II - Primary Shares	856,550	30,888	(4,706)	6,379	32,561	165,163	(35,767)	(5,427)	(95,718)	(35,423)	(7,172)	25,389	881,939

See accompanying notes.

13

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2016

		Operations				Contract transactions
										Transfers
										between
				Change in	Net					subaccounts,	Net increase
				unrealized	increase				Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	(decrease)		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2015	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2016
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$1,038,457	$6,840	$98,521	$(24,123)	$81,238	$181,144	$(21,656)	$(8,576)	$(115,305)	$(16,522)	$19,085	$100,323	$1,138,780
Fidelity® VIP Growth Portfolio - Service Class 2	772,499	—	65,664	(60,403)	5,261	131,196	(20,169)	(5,306)	(84,378)	(20,369)	974	6,235	778,734
Fidelity® VIP High Income Portfolio - Service Class 2	376,506	22,676	(5,114)	36,943	54,505	76,594	(12,653)	(2,744)	(45,798)	(1,118)	14,281	68,786	445,292
Fidelity® VIP Index 500 Portfolio - Service Class 2	104,619	1,845	2,824	10,531	15,200	12,979	—	(32)	(11,752)	20,964	22,159	37,359	141,978
Fidelity® VIP Mid Cap Portfolio - Service Class 2	492,761	1,668	25,693	31,910	59,271	81,625	(11,594)	(2,492)	(51,518)	(9,878)	6,143	65,414	558,175
Fidelity® VIP Real Estate Portfolio - Service Class 2	385,752	4,616	16,315	734	21,665	61,928	(8,116)	(2,630)	(38,826)	(57,523)	(45,167)	(23,502)	362,250
Franklin Mutual Shares VIP Fund - Class 2	963,829	21,237	86,680	52,768	160,685	186,500	(24,570)	(7,499)	(112,049)	8,736	51,118	211,803	1,175,632
Franklin Small Cap Value VIP Fund - Class 2	51,706	437	9,220	5,155	14,812	5,501	(24)	(54)	(5,711)	(3,139)	(3,427)	11,385	63,091
Franklin U.S. Government Securities VIP Fund - Class 2	830,294	20,407	(7,454)	(7,248)	5,705	161,060	(32,138)	(5,401)	(93,061)	(36,671)	(6,211)	(506)	829,788
Templeton Global Bond VIP Fund - Class 2	377,355	—	(5,813)	18,474	12,661	77,512	(10,061)	(2,280)	(42,802)	14,486	36,855	49,516	426,871
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	47,544	93	6,670	4,317	11,080	9,513	—	—	(5,452)	1,127	5,188	16,268	63,812
T. Rowe Price Equity Income Portfolio	308,614	7,974	43,959	8,901	60,834	49,750	(5,133)	(4,325)	(35,678)	(6,616)	(2,002)	58,832	367,446
T. Rowe Price New America Growth Portfolio	71,963	33	4,765	(2,696)	2,102	9,483	—	(82)	(6,810)	6,019	8,610	10,712	82,675
T. Rowe Price Personal Strategy Balanced Portfolio	39,958	711	1,353	641	2,705	7,445	—	—	(5,049)	(87)	2,309	5,014	44,972
T. Rowe Price International Stock Portfolio	1,018,907	11,982	44,720	(31,759)	24,943	191,811	(28,720)	(7,664)	(115,622)	37,205	77,010	101,953	1,120,860

See accompanying notes.

14

Farm Bureau Life Variable Account

Notes to Financial Statements

December 31, 2017

1. Organization and Significant Accounting Policies

Organization

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B), flexible premium variable life insurance policies (Product C) and variable universal life insurance policies (Product D) issued by the Company. During 2010, the Company discontinued underwriting new sales of all variable life insurance products but continues to receive premiums from sales that occurred prior to this change.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following fifty-two investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund	Product
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	A, B & C
American Century VP Inflation Protection Bond Fund	A, B & C
American Century VP Mid Cap Value Fund	A, B & C
American Century VP Ultra® Fund	A, B & C
American Century VP Value Fund	A, B & C
Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio - Class F	D
Calvert VP NASDAQ-100 Index Portfolio	A, B, C & D
Calvert VP Russell 2000 Small Cap Index Portfolio	A, B & C
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	D
Calvert VP S&P MidCap 400 Index Portfolio	A, B & C
Calvert VP S&P MidCap 400 Index Portfolio - Class F	D
Columbia Variable Products, Inc.
Columbia VP Mid Cap Value Fund - Class 1	D
Columbia VP Select International Equity Fund - Class 1	D
Columbia VP Small Cap Value Fund - Class 2	D
Columbia VP Small Company Growth Fund - Class 2	D
Deutsche Variable Series I
Deutsche Global Small Cap VIP - Class A	D
Deutsche Variable Series II
Deutsche International Growth VIP — Class A (1)	D

15

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

Subaccount / Fund	Product
Dreyfus Sustainable U.S. Equity Portfolio, Inc. (1)
Dreyfus Sustainable U.S. Equity Portfolio — Service Class (1)	A, B & C
Dreyfus Variable Investment Fund
Dreyfus VIF Appreciation Portfolio - Initial Class	A, B & C
Dreyfus VIF Growth & Income Portfolio - Initial Class	A, B & C
Dreyfus VIF International Equity Portfolio - Initial Class	A, B & C
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Class	A, B & C
Federated Insurance Series
Federated Government Money Fund II - Service Shares	A, B, C & D
Federated Managed Tail Risk Fund II - Primary Shares	A, B, C & D
Federated Managed Volatility Fund II	A, B, C & D
Federated Quality Bond Fund II - Primary Shares	A, B, C & D
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Initial Class	A, B & C
Fidelity® VIP Contrafund® Portfolio - Service Class 2	D
Fidelity® VIP Growth & Income Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Service Class 2	D
Fidelity® VIP High Income Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Index 500 Portfolio - Initial Class	A, B & C
Fidelity® VIP Index 500 Portfolio - Service Class 2	D
Fidelity® VIP Mid Cap Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Overseas Portfolio - Initial Class	A, B & C
Fidelity® VIP Real Estate Portfolio - Service Class 2	D
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	A, B & C
Franklin Mutual Shares VIP Fund - Class 2	A, B, C & D
Franklin Small Cap Value VIP Fund - Class 2	A, B, C & D
Franklin Small-Mid Cap Growth VIP Fund - Class 2	A, B & C
Franklin U.S. Government Securities VIP Fund - Class 2	A, B, C & D
Templeton Global Bond VIP Fund - Class 2	D
Templeton Growth VIP Fund - Class 2	A, B & C
J.P. Morgan Insurance Trust (2)
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	A, B & C
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	A, B & C
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	D
T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income Portfolio	A, B, C & D
T. Rowe Price Mid-Cap Growth Portfolio	A, B & C
T. Rowe Price New America Growth Portfolio	A, B, C & D
T. Rowe Price Personal Strategy Balanced Portfolio	A, B, C & D
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	A, B, C & D

16

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(1) The names of the following investment options changed during the year:

Current Name	Former Name
Deutsche Variable Series II	Deutsche Variable Series II
Deutsche International Growth VIP — Class A	Deutsche Global Growth VIP — Class A
Dreyfus Sustainable U.S. Equity Portfolio, Inc.	Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Sustainable U.S. Equity Portfolio — Service Class	Dreyfus Socially Responsible Growth Fund — Service Class

(2)         Investment option J.P. Morgan Ins. Trust Intrepid Mid Cap Portfolio — Class 1 closed to policy owners in 2017. The investment option was available in product D.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2017, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers between Level 1, Level 2 or Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts (differences in expense charges for the various products are identified).

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of Products A, B and C. Product D assesses a monthly risk charge at a rate of 0.12% based on the accumulated value of the policy for the first ten policy years, then 0.03% monthly

17

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

thereafter through the cancellation of subaccount units. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Product A premiums are reduced by a 7% charge. Product B premiums are reduced by a 7% charge up to the minimum initial premium and 2% of each premium in excess of the minimum initial premium. Product C premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Product D is not assessed a premium expense charge.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7, $10, $3 and $15 for Products A, B, C and D, respectively, is deducted monthly for the administration of policies and the Account. Product B applies an additional monthly charge of $0.03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. Product D applies an additional monthly charge of $0.15 per $1,000 of the Specified Amount or increase in the Specified Amount for the first ten policy years. These charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge ($25 on Products B and C and $10 on Products A and D) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted on Product A, B and D policies. Surrender charges imposed on Product C are equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6, 10 and 10 policy years for Products A, B and D, respectively, are imposed on amounts surrendered based on variables as described in the Account’s prospectus. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

18

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2017:

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Product A, B & C:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	$300,455	$247,344
American Century VP Inflation Protection Bond Fund	21,542	15,951
American Century VP Mid Cap Value Fund	113,803	21,105
American Century VP Ultra® Fund	132,859	229,669
American Century VP Value Fund	197,507	168,848

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	173,865	218,521
Calvert VP Russell 2000 Small Cap Index Portfolio	223,773	219,289
Calvert VP S&P MidCap 400 Index Portfolio	272,464	267,471

Dreyfus Sustainable U.S. Equity Portfolio, Inc.:
Dreyfus Sustainable U.S. Equity Portfolio - Service Class	43,668	25,277

Dreyfus Variable Investment Fund:
Dreyfus VIF Appreciation Portfolio - Initial Class	619,643	282,406
Dreyfus VIF Growth & Income Portfolio - Initial Class	77,913	66,186
Dreyfus VIF International Equity Portfolio - Initial Class	94,949	209,353
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Class	66,543	98,325

Federated Insurance Series:
Federated Government Money Fund II - Service Shares	91,912	386,997
Federated Managed Tail Risk Fund II - Primary Shares	1,624,124	4,623,314
Federated Managed Volatility Fund II	1,790,757	3,367,328
Federated Quality Bond Fund II - Primary Shares	1,176,333	1,630,412

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,811,186	1,904,577
Fidelity® VIP Growth & Income Portfolio - Initial Class	352,189	514,068
Fidelity® VIP Growth Portfolio - Initial Class	1,780,700	1,658,898
Fidelity® VIP High Income Portfolio - Service Class 2	408,611	234,176
Fidelity® VIP Index 500 Portfolio - Initial Class	596,241	1,258,608
Fidelity® VIP Mid Cap Portfolio - Service Class 2	530,865	506,056
Fidelity® VIP Overseas Portfolio - Initial Class	179,673	299,348

19

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	$170,959	$182,739
Franklin Mutual Shares VIP Fund - Class 2	372,785	294,618
Franklin Small Cap Value VIP Fund - Class 2	310,960	316,923
Franklin Small-Mid Cap Growth VIP Fund - Class 2	342,111	200,116
Franklin U.S. Government Securities VIP Fund - Class 2	590,156	476,140
Templeton Growth VIP Fund - Class 2	85,674	115,520

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	444,899	333,311
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	70,635	177,777

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	887,943	554,030
T. Rowe Price Mid-Cap Growth Portfolio	1,705,937	1,193,298
T. Rowe Price New America Growth Portfolio	808,191	547,379
T. Rowe Price Personal Strategy Balanced Portfolio	806,588	811,374

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	523,878	427,183

Product D:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	$4,030	$5,632
Calvert VP NASDAQ-100 Index Portfolio	13,698	9,469
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	8,980	9,373
Calvert VP S&P MidCap 400 Index Portfolio - Class F	798,203	74,946

Columbia Variable Products, Inc.:
Columbia VP Mid Cap Value Fund - Class 1	6,993	4,897
Columbia VP Select International Equity Fund - Class 1	1,622	3,230
Columbia VP Small Cap Value Fund - Class 2	64,689	91,706
Columbia VP Small Company Growth Fund - Class 2	1,821	8,100

Deutsche Variable Series I:
Deutsche Global Small Cap VIP - Class A	4,205	10,525

Deutsche Variable Series II:
Deutsche International Growth VIP - Class A	2,871	5,836

Federated Insurance Series:
Federated Government Money Fund II - Service Shares	40,668	13,983
Federated Managed Tail Risk Fund II - Primary Shares	4,382	4,913
Federated Managed Volatility Fund II	25,436	18,901
Federated Quality Bond Fund II - Primary Shares	192,381	185,077

20

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$163,971	$180,504
Fidelity® VIP Growth Portfolio - Service Class 2	128,275	167,622
Fidelity® VIP High Income Portfolio - Service Class 2	66,668	70,469
Fidelity® VIP Index 500 Portfolio - Service Class 2	16,512	21,376
Fidelity® VIP Mid Cap Portfolio - Service Class 2	67,790	94,232
Fidelity® VIP Real Estate Portfolio - Service Class 2	101,714	44,564

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	168,726	193,956
Franklin Small Cap Value VIP Fund - Class 2	31,257	12,346
Franklin U.S. Government Securities VIP Fund - Class 2	206,011	173,737
Templeton Global Bond VIP Fund - Class 2	54,629	64,184

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	5,815	11,338

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	101,028	40,805
T. Rowe Price New America Growth Portfolio	15,653	18,168
T. Rowe Price Personal Strategy Balanced Portfolio	9,004	5,977

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	190,276	201,616

21

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2017 and 2016:

	Period Ended December 31,
	2017			2016
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Product A, B & C:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	3,964	8,778	(4,814)	2,458	5,379	(2,921)
American Century VP Inflation Protection Bond Fund	1,237	1,048	189	1,276	1,340	(64)
American Century VP Mid Cap Value Fund	3,933	699	3,234	895	2,037	(1,142)
American Century VP Ultra® Fund	2,517	8,219	(5,702)	3,926	6,777	(2,851)
American Century VP Value Fund	8,404	7,680	724	7,381	12,959	(5,578)

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	2,919	4,323	(1,404)	1,801	6,247	(4,446)
Calvert VP Russell 2000 Small Cap Index Portfolio	2,997	6,000	(3,003)	3,133	6,781	(3,648)
Calvert VP S&P MidCap 400 Index Portfolio	2,723	6,067	(3,344)	2,581	9,226	(6,645)

Dreyfus Sustainable U.S. Equity Portfolio, Inc.:
Dreyfus Sustainable U.S. Equity Portfolio - Service Class	891	1,104	(213)	992	7,479	(6,487)

Dreyfus Variable Investment Fund:
Dreyfus VIF Appreciation Portfolio - Initial Class	8,250	10,798	(2,548)	6,975	14,291	(7,316)
Dreyfus VIF Growth & Income Portfolio - Initial Class	1,399	2,492	(1,093)	1,455	4,194	(2,739)
Dreyfus VIF International Equity Portfolio - Initial Class	3,161	8,193	(5,032)	3,712	8,317	(4,605)
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Class	2,192	3,745	(1,553)	3,024	7,911	(4,887)

Federated Insurance Series:
Federated Government Money Fund II - Service Shares	9,407	39,923	(30,516)	9,676	11,144	(1,468)
Federated Managed Tail Risk Fund II - Primary Shares	64,768	385,337	(320,569)	51,968	437,203	(385,235)
Federated Managed Volatility Fund II	19,729	206,053	(186,324)	17,095	236,910	(219,815)
Federated Quality Bond Fund II - Primary Shares	45,401	126,695	(81,294)	26,523	187,952	(161,429)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	12,475	55,400	(42,925)	14,826	65,851	(51,025)
Fidelity® VIP Growth & Income Portfolio - Initial Class	5,063	21,847	(16,784)	5,745	22,842	(17,097)
Fidelity® VIP Growth Portfolio - Initial Class	9,912	72,330	(62,418)	14,152	72,801	(58,649)
Fidelity® VIP High Income Portfolio - Service Class 2	8,832	7,701	1,131	8,882	15,523	(6,641)
Fidelity® VIP Index 500 Portfolio - Initial Class	11,054	51,812	(40,758)	12,200	62,702	(50,502)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	4,834	10,752	(5,918)	5,253	12,848	(7,595)
Fidelity® VIP Overseas Portfolio - Initial Class	6,953	15,183	(8,230)	7,900	17,196	(9,296)

22

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2017			2016
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	4,835	8,025	(3,190)	7,351	15,888	(8,537)
Franklin Mutual Shares VIP Fund - Class 2	7,414	10,992	(3,578)	9,367	14,299	(4,932)
Franklin Small Cap Value VIP Fund - Class 2	2,287	6,964	(4,677)	2,208	7,330	(5,122)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	4,370	7,173	(2,803)	4,988	8,715	(3,727)
Franklin U.S. Government Securities VIP Fund - Class 2	32,838	29,831	3,007	14,807	30,230	(15,423)
Templeton Growth VIP Fund - Class 2	2,929	4,792	(1,863)	3,971	4,717	(746)

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	4,683	6,585	(1,902)	4,111	12,510	(8,399)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,577	4,857	(3,280)	2,271	5,523	(3,252)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	5,704	19,584	(13,880)	7,352	28,885	(21,533)
T. Rowe Price Mid-Cap Growth Portfolio	2,004	21,703	(19,699)	4,296	34,760	(30,464)
T. Rowe Price New America Growth Portfolio	3,325	19,515	(16,190)	6,442	21,282	(14,840)
T. Rowe Price Personal Strategy Balanced Portfolio	7,286	27,750	(20,464)	5,910	27,252	(21,342)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	15,893	23,679	(7,786)	27,457	28,059	(602)

Product D:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	276	439	(163)	356	248	108
Calvert VP NASDAQ-100 Index Portfolio	363	289	74	446	405	41
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	250	448	(198)	454	407	47
Calvert VP S&P MidCap 400 Index Portfolio - Class F	32,217	3,120	29,097	632	213	419

Columbia Variable Products, Inc.:
Columbia VP Mid Cap Value Fund - Class 1	338	235	103	596	467	129
Columbia VP Select International Equity Fund - Class 1	109	254	(145)	121	99	22
Columbia VP Small Cap Value Fund - Class 2	1,545	4,324	(2,779)	2,205	2,304	(99)
Columbia VP Small Company Growth Fund - Class 2	59	402	(343)	120	158	(38)

Deutsche Variable Series I:
Deutsche Global Small Cap VIP - Class A	148	601	(453)	242	307	(65)

Deutsche Variable Series II:
Deutsche International Growth VIP - Class A	193	389	(196)	314	316	(2)

Federated Insurance Series:
Federated Government Money Fund II - Service Shares	4,046	1,396	2,650	504	1,278	(774)
Federated Managed Tail Risk Fund II - Primary Shares	351	429	(78)	364	307	57
Federated Managed Volatility Fund II	1,296	1,194	102	1,443	1,394	49
Federated Quality Bond Fund II - Primary Shares	13,603	15,271	(1,668)	10,257	10,883	(626)

23

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2017			2016
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	3,982	8,224	(4,242)	5,878	4,865	1,013
Fidelity® VIP Growth Portfolio - Service Class 2	2,817	7,522	(4,705)	4,548	4,442	106
Fidelity® VIP High Income Portfolio - Service Class 2	2,441	3,965	(1,524)	3,047	2,139	908
Fidelity® VIP Index 500 Portfolio - Service Class 2	607	930	(323)	1,613	389	1,224
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,843	4,597	(2,754)	3,052	2,703	349
Fidelity® VIP Real Estate Portfolio - Service Class 2	3,654	2,188	1,466	1,792	4,017	(2,225)

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	5,288	10,554	(5,266)	8,664	5,411	3,253
Franklin Small Cap Value VIP Fund - Class 2	1,134	553	581	222	416	(194)
Franklin U.S. Government Securities VIP Fund - Class 2	14,170	13,526	644	9,244	9,717	(473)
Templeton Global Bond VIP Fund - Class 2	3,171	3,837	(666)	4,444	2,080	2,364

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	219	449	(230)	661	365	296

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	2,590	1,954	636	2,224	2,241	(17)
T. Rowe Price New America Growth Portfolio	233	722	(489)	818	387	431
T. Rowe Price Personal Strategy Balanced Portfolio	301	320	(19)	346	205	141

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	8,526	14,024	(5,498)	14,332	7,844	6,488

24

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2017, 2016, 2015, 2014 and 2013, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Product A, B & C:
American Century VP Capital Appreciation Fund:
2017	57,735	$28.58	$1,649,831	—%	0.90%	20.74%
2016	62,549	23.67	1,480,649	—	0.90	2.29
2015	65,470	23.14	1,514,728	—	0.90	1.05
2014	63,946	22.90	1,464,546	—	0.90	7.06
2013	66,935	21.39	1,431,550	—	0.90	29.01
American Century VP Inflation Protection Bond Fund:
2017	10,771	14.20	152,983	2.88	0.90	2.97
2016	10,582	13.79	145,917	2.13	0.90	3.76
2015	10,646	13.29	141,449	2.41	0.90	(3.13)
2014	12,563	13.72	172,347	1.46	0.90	2.69
2013	14,451	13.36	193,124	1.86	0.90	(9.05)
American Century VP Mid Cap Value Fund:
2017	10,890	28.69	312,473	1.61	0.90	10.69
2016	7,656	25.92	198,420	1.71	0.90	21.80
2015	8,798	21.28	187,253	1.65	0.90	(2.34)
2014	8,092	21.79	176,321	1.19	0.90	15.41
2013	7,424	18.88	140,178	1.20	0.90	28.96
American Century VP Ultra® Fund:
2017	48,363	28.87	1,396,431	0.37	0.90	31.05
2016	54,065	22.03	1,191,073	0.34	0.90	3.52
2015	56,916	21.28	1,211,273	0.44	0.90	5.29
2014	54,997	20.21	1,111,316	0.38	0.90	9.07
2013	58,337	18.53	1,081,264	0.53	0.90	35.85
American Century VP Value Fund:
2017	91,679	21.03	1,928,327	1.66	0.90	7.79
2016	90,955	19.51	1,774,960	1.74	0.90	19.40
2015	96,533	16.34	1,577,501	2.14	0.90	(4.78)
2014	97,025	17.16	1,664,551	1.55	0.90	12.08
2013	106,272	15.31	1,626,703	1.66	0.90	30.63
Calvert VP NASDAQ-100 Index Portfolio:
2017	62,741	49.75	3,121,328	0.49	0.90	31.20
2016	64,145	37.92	2,432,552	0.51	0.90	5.63
2015	68,591	35.90	2,462,069	0.05	0.90	8.10
2014	68,404	33.21	2,271,407	1.18	0.90	17.64
2013	73,338	28.23	2,070,541	0.79	0.90	34.81

25

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Calvert VP Russell 2000 Small Cap Index Portfolio:
2017	87,713	$34.64	$3,038,171	0.78%	0.90%	13.39%
2016	90,716	30.55	2,771,792	0.56	0.90	19.85
2015	94,364	25.49	2,405,653	0.14	0.90	(6.04)
2014	102,235	27.13	2,774,004	0.55	0.90	3.20
2013	112,212	26.29	2,949,563	0.75	0.90	36.71
Calvert VP S&P MidCap 400 Index Portfolio:
2017	93,045	41.72	3,881,826	0.72	0.90	14.87
2016	96,389	36.32	3,500,733	0.44	0.90	19.20
2015	103,034	30.47	3,139,138	0.09	0.90	(3.55)
2014	109,104	31.59	3,446,570	0.97	0.90	8.30
2013	116,906	29.17	3,410,429	0.91	0.90	31.63
Dreyfus Sustainable U.S. Equity Portfolio - Service Class:
2017	16,707	21.39	357,419	0.93	0.90	14.02
2016	16,920	18.76	317,470	1.03	0.90	9.07
2015	23,407	17.20	402,523	0.75	0.90	(4.28)
2014	19,436	17.97	349,191	0.85	0.90	12.17
2013	19,964	16.02	319,868	1.08	0.90	32.84
Dreyfus VIF Appreciation Portfolio - Initial Class:
2017	126,183	26.35	3,324,680	1.34	0.90	26.20
2016	128,731	20.88	2,687,447	1.65	0.90	6.97
2015	136,047	19.52	2,655,702	1.71	0.90	(3.37)
2014	135,811	20.20	2,742,801	1.85	0.90	7.16
2013	142,431	18.85	2,684,990	1.96	0.90	19.99
Dreyfus VIF Growth & Income Portfolio - Initial Class:
2017	37,686	25.50	960,846	0.75	0.90	18.66
2016	38,779	21.49	833,292	1.22	0.90	9.09
2015	41,518	19.70	818,038	0.85	0.90	0.66
2014	43,711	19.57	855,483	0.79	0.90	9.09
2013	44,913	17.94	805,700	0.91	0.90	35.60
Dreyfus VIF International Equity Portfolio - Initial Class:
2017	76,372	26.70	2,038,844	1.03	0.90	26.24
2016	81,404	21.15	1,721,984	0.93	0.90	(6.37)
2015	86,009	22.59	1,943,329	3.33	0.90	0.44
2014	88,911	22.49	1,999,535	2.25	0.90	(3.52)
2013	89,245	23.31	2,080,205	2.82	0.90	16.67
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Class:
2017	63,983	25.51	1,632,262	—	0.90	23.59
2016	65,536	20.64	1,352,819	—	0.90	16.02
2015	70,423	17.79	1,252,792	—	0.90	(3.16)
2014	72,907	18.37	1,339,238	—	0.90	0.71
2013	75,861	18.24	1,383,944	—	0.90	47.22

26

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Federated Government Money Fund II - Service Shares:
2017	81,634	$9.47	$772,828	0.29%	0.90%	(0.53)%
2016	112,150	9.52	1,067,913	—	0.90	(0.94)
2015	113,618	9.61	1,091,622	—	0.90	(0.83)
2014	114,880	9.69	1,113,670	—	0.90	(0.92)
2013	120,374	9.78	1,177,441	—	0.90	(0.91)
Federated Managed Tail Risk Fund II - Primary Shares:
2017	5,225,468	11.22	58,625,698	1.62	0.90	10.00
2016	5,546,037	10.20	56,583,082	1.78	0.90	(4.85)
2015	5,931,272	10.72	63,608,094	1.68	0.90	(7.35)
2014	6,254,888	11.57	72,369,685	1.74	0.90	(1.87)
2013	6,600,652	11.79	77,809,495	0.99	0.90	15.48
Federated Managed Volatility Fund II:
2017	2,515,322	15.94	40,092,527	3.91	0.90	17.03
2016	2,701,646	13.62	36,784,464	4.88	0.90	6.74
2015	2,921,461	12.76	37,268,108	4.36	0.90	(8.33)
2014	3,138,559	13.92	43,702,855	3.27	0.90	2.96
2013	3,351,252	13.52	45,310,744	2.88	0.90	20.61
Federated Quality Bond Fund II - Primary Shares:
2017	1,726,078	11.54	19,921,165	3.25	0.90	3.13
2016	1,807,372	11.19	20,229,954	3.62	0.90	2.85
2015	1,968,801	10.88	21,415,744	3.78	0.90	(1.09)
2014	2,078,060	11.00	22,863,135	3.73	0.90	2.80
2013	2,172,871	10.70	23,239,553	4.19	0.90	0.19
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2017	722,836	33.22	24,013,427	1.00	0.90	20.80
2016	765,761	27.50	21,059,049	0.81	0.90	7.05
2015	816,786	25.69	20,983,282	1.03	0.90	(0.23)
2014	849,632	25.75	21,877,597	0.96	0.90	10.94
2013	893,871	23.21	20,744,631	—	0.90	30.10
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2017	313,604	22.80	7,150,005	1.28	0.90	15.85
2016	330,388	19.68	6,501,345	1.72	0.90	15.09
2015	347,485	17.10	5,943,059	2.11	0.90	(3.17)
2014	363,949	17.66	6,427,049	1.80	0.90	9.49
2013	378,966	16.13	6,112,034	1.90	0.90	32.43
Fidelity® VIP Growth Portfolio - Initial Class:
2017	1,024,859	22.89	23,462,104	0.22	0.90	33.94
2016	1,087,277	17.09	18,582,883	0.04	0.90	(0.12)
2015	1,145,926	17.11	19,603,734	0.26	0.90	6.21
2014	1,206,813	16.11	19,437,103	0.19	0.90	10.34
2013	1,253,406	14.60	18,300,338	0.30	0.90	35.19

27

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP High Income Portfolio - Service Class 2:
2017	124,456	$27.09	$3,372,077	5.29%	0.90%	5.94%
2016	123,325	25.57	3,153,330	5.30	0.90	13.14
2015	129,966	22.60	2,936,757	6.51	0.90	(4.72)
2014	126,989	23.72	3,011,796	5.63	0.90	—
2013	126,641	23.72	3,003,396	5.88	0.90	4.77
Fidelity® VIP Index 500 Portfolio - Initial Class:
2017	780,177	23.40	18,257,103	1.80	0.90	20.62
2016	820,935	19.40	15,924,352	1.47	0.90	10.86
2015	871,437	17.50	15,246,830	1.98	0.90	0.46
2014	920,378	17.42	16,034,691	1.65	0.90	12.53
2013	968,996	15.48	14,997,309	1.92	0.90	31.08
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2017	151,247	45.97	6,952,149	0.49	0.90	19.50
2016	157,165	38.47	6,046,665	0.32	0.90	10.93
2015	164,760	34.68	5,714,136	0.25	0.90	(2.50)
2014	172,089	35.57	6,122,014	0.02	0.90	5.08
2013	179,591	33.85	6,079,398	0.29	0.90	34.65
Fidelity® VIP Overseas Portfolio - Initial Class:
2017	235,622	18.90	4,453,173	1.43	0.90	29.10
2016	243,852	14.64	3,568,807	1.44	0.90	(5.85)
2015	253,148	15.55	3,937,437	1.34	0.90	2.64
2014	265,115	15.15	4,015,182	1.35	0.90	(8.84)
2013	274,909	16.62	4,570,139	1.41	0.90	29.24
Franklin Global Real Estate VIP Fund - Class 2:
2017	116,234	21.12	2,455,253	3.08	0.90	9.49
2016	119,424	19.29	2,303,908	1.22	0.90	(0.36)
2015	127,961	19.36	2,477,271	3.20	0.90	(0.31)
2014	131,844	19.42	2,560,858	0.45	0.90	13.97
2013	134,497	17.04	2,291,736	4.55	0.90	1.43
Franklin Mutual Shares VIP Fund - Class 2:
2017	125,022	24.99	3,124,239	2.24	0.90	7.39
2016	128,600	23.27	2,992,579	2.03	0.90	15.03
2015	133,532	20.23	2,701,298	3.09	0.90	(5.78)
2014	139,074	21.47	2,986,284	2.02	0.90	6.18
2013	145,651	20.22	2,945,707	2.48	0.90	27.09
Franklin Small Cap Value VIP Fund - Class 2:
2017	66,971	45.37	3,038,481	0.51	0.90	9.67
2016	71,648	41.37	2,963,910	0.82	0.90	29.04
2015	76,770	32.06	2,461,029	0.63	0.90	(8.22)
2014	79,646	34.93	2,781,766	0.62	0.90	(0.31)
2013	83,262	35.04	2,917,541	1.29	0.90	35.03

28

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2017	95,035	$27.07	$2,573,032	—%	0.90%	20.31%
2016	97,838	22.50	2,201,385	—	0.90	3.26
2015	101,565	21.79	2,213,415	—	0.90	(3.54)
2014	104,632	22.59	2,363,686	—	0.90	6.51
2013	108,718	21.21	2,305,652	—	0.90	36.93
Franklin U.S. Government Securities VIP Fund - Class 2:
2017	268,841	14.77	3,971,331	2.65	0.90	0.41
2016	265,834	14.71	3,909,786	2.49	0.90	(0.20)
2015	281,257	14.74	4,146,300	2.51	0.90	(0.41)
2014	271,996	14.80	4,026,733	2.68	0.90	2.42
2013	269,831	14.45	3,898,657	2.83	0.90	(3.09)
Templeton Growth VIP Fund - Class 2:
2017	64,220	22.94	1,473,178	1.63	0.90	17.46
2016	66,083	19.53	1,290,638	2.05	0.90	8.62
2015	66,829	17.98	1,201,323	2.65	0.90	(7.32)
2014	65,480	19.40	1,270,123	1.36	0.90	(3.67)
2013	69,815	20.14	1,405,960	2.70	0.90	29.68
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1:
2017	101,809	47.29	4,814,154	0.79	0.90	12.76
2016	103,711	41.94	4,349,161	0.86	0.90	13.69
2015	112,110	36.89	4,135,578	0.97	0.90	(3.53)
2014	114,047	38.24	4,360,856	0.78	0.90	14.08
2013	120,156	33.52	4,027,090	1.09	0.90	31.14
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1:
2017	51,506	36.07	1,857,756	0.32	0.90	14.22
2016	54,786	31.58	1,730,180	0.53	0.90	19.17
2015	58,038	26.50	1,538,248	0.14	0.90	(6.16)
2014	61,778	28.24	1,744,347	0.14	0.90	8.66
2013	65,679	25.99	1,707,266	0.55	0.90	41.02
T. Rowe Price Equity Income Portfolio:
2017	242,350	27.67	6,705,214	1.75	0.90	15.00
2016	256,230	24.06	6,164,804	2.33	0.90	18.11
2015	277,763	20.37	5,657,829	1.82	0.90	(7.70)
2014	288,230	22.07	6,360,133	1.75	0.90	6.46
2013	295,311	20.73	6,123,140	1.52	0.90	28.52
T. Rowe Price Mid-Cap Growth Portfolio:
2017	256,189	54.43	13,944,151	—	0.90	23.68
2016	275,888	44.01	12,141,798	—	0.90	5.31
2015	306,352	41.79	12,801,906	—	0.90	5.61
2014	323,187	39.57	12,787,934	—	0.90	12.13
2013	341,176	35.29	12,041,130	—	0.90	35.47

29

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price New America Growth Portfolio:
2017	268,501	$27.22	$7,307,685	0.10%	0.90%	33.24%
2016	284,691	20.43	5,815,021	0.04	0.90	0.44
2015	299,531	20.34	6,093,298	—	0.90	7.62
2014	306,566	18.90	5,794,389	—	0.90	8.37
2013	318,267	17.44	5,551,213	—	0.90	36.78
T. Rowe Price Personal Strategy Balanced Portfolio:
2017	346,480	28.08	9,730,012	1.52	0.90	16.37
2016	366,944	24.13	8,854,917	1.66	0.90	5.51
2015	388,286	22.87	8,880,689	1.72	0.90	(0.95)
2014	404,935	23.09	9,349,542	1.64	0.90	4.29
2013	414,515	22.14	9,179,272	1.51	0.90	16.83
T. Rowe Price International Stock Portfolio:
2017	319,346	17.51	5,590,373	1.12	0.90	26.79
2016	327,132	13.81	4,517,892	1.07	0.90	1.25
2015	327,734	13.64	4,471,638	0.94	0.90	(1.80)
2014	325,441	13.89	4,521,214	1.04	0.90	(2.11)
2013	336,813	14.19	4,780,452	0.88	0.90	12.98

Product D:
Calvert VP EAFE International Index Portfolio - Class F:
2017	1,810	$13.30	$24,072	2.56%	—%	24.42%
2016	1,973	10.69	21,087	2.96	—	0.28
2015	1,865	10.66	19,880	0.03	—	(1.84)
2014	1,659	10.86	18,023	1.73	—	(6.62)
2013	2,064	11.63	24,013	1.93	—	20.39
Calvert VP NASDAQ-100 Index Portfolio:
2017	3,643	37.27	135,779	0.50	—	32.35
2016	3,569	28.16	100,513	0.53	—	6.59
2015	3,528	26.42	93,223	0.05	—	9.08
2014	4,372	24.22	105,896	1.24	—	18.67
2013	4,106	20.41	83,815	0.77	—	36.07
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F:
2017	4,143	22.56	93,442	0.75	—	14.11
2016	4,341	19.77	85,816	0.41	—	20.62
2015	4,294	16.39	70,380	—	—	(5.42)
2014	3,847	17.33	66,649	0.35	—	3.96
2013	3,632	16.67	60,552	0.50	—	37.65
Calvert VP S&P MidCap 400 Index Portfolio - Class F:
2017	31,899	26.06	831,278	0.99	—	15.62
2016	2,802	22.54	63,146	0.58	—	19.96
2015	2,383	18.79	44,767	—	—	(2.89)
2014	2,119	19.35	40,993	0.62	—	9.01
2013	2,028	17.75	35,992	0.50	—	32.46

30

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Columbia VP Mid Cap Value Fund - Class 1:
2017	2,728	$22.28	$60,781	—%	—%	13.56%
2016	2,625	19.62	51,519	—	—	14.14
2015	2,496	17.19	42,917	—	—	(4.98)
2014	2,371	18.09	42,906	—	—	12.36
2013	2,630	16.10	42,350	—	—	37.84
Columbia VP Select International Equity Fund - Class 1:
2017	569	15.00	8,530	2.01	—	27.55
2016	714	11.76	8,396	1.60	—	(6.00)
2015	692	12.51	8,652	0.93	—	5.21
2014	1,166	11.89	13,867	1.96	—	(8.47)
2013	1,317	12.99	17,112	1.75	—	22.32
Columbia VP Small Cap Value Fund - Class 2:
2017	19,922	23.87	475,577	0.32	—	13.99
2016	22,701	20.94	475,446	0.39	—	32.70
2015	22,800	15.78	359,735	0.57	—	(6.29)
2014	23,132	16.84	389,578	0.46	—	3.06
2013	23,892	16.34	390,470	1.03	—	34.04
Columbia VP Small Company Growth Fund - Class 2:
2017	462	22.39	10,354	—	—	28.83
2016	805	17.38	13,983	—	—	12.56
2015	843	15.44	13,017	—	—	3.55
2014	832	14.91	12,413	—	—	(4.91)
2013	1,306	15.68	20,471	—	—	40.13
Deutsche Global Small Cap VIP - Class A:
2017	643	19.00	12,206	—	—	20.03
2016	1,096	15.83	17,354	0.37	—	1.60
2015	1,161	15.58	18,093	0.95	—	1.17
2014	1,003	15.40	15,443	0.99	—	(4.17)
2013	1,313	16.07	21,091	0.62	—	35.96
Deutsche International Growth VIP - Class A:
2017	1,776	15.83	28,114	0.37	—	25.54
2016	1,972	12.61	24,870	0.85	—	3.70
2015	1,974	12.16	24,011	0.78	—	(1.22)
2014	1,685	12.31	20,750	1.14	—	0.08
2013	2,521	12.30	31,003	3.58	—	22.02
Federated Government Money Fund II - Service Shares:
2017	5,648	10.03	56,668	0.37	—	0.30
2016	2,998	10.00	29,983	—	—	—
2015	3,772	10.00	37,731	—	—	—
2014	4,993	10.00	49,935	—	—	—
2013	647	10.00	6,466	—	—	—

31

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Federated Managed Tail Risk Fund II - Primary Shares:
2017	2,421	$11.89	$28,780	1.59%	—%	11.02%
2016	2,499	10.71	26,774	1.77	—	(4.03)
2015	2,442	11.16	27,254	1.75	—	(6.45)
2014	3,485	11.93	41,591	1.78	—	(1.00)
2013	3,681	12.05	44,359	2.28	—	16.43
Federated Managed Volatility Fund II:
2017	8,938	16.89	150,979	3.80	—	18.11
2016	8,836	14.30	126,365	4.92	—	7.68
2015	8,787	13.28	116,689	4.29	—	(7.59)
2014	8,488	14.37	121,932	3.25	—	3.90
2013	7,814	13.83	108,029	2.86	—	21.74
Federated Quality Bond Fund II - Primary Shares:
2017	73,365	12.23	897,140	3.13	—	4.09
2016	75,033	11.75	881,939	3.56	—	3.80
2015	75,659	11.32	856,550	3.66	—	(0.26)
2014	74,838	11.35	849,315	3.49	—	3.84
2013	68,123	10.93	744,856	3.85	—	1.02
Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2017	53,255	24.08	1,282,464	0.78	—	21.55
2016	57,497	19.81	1,138,780	0.65	—	7.78
2015	56,484	18.38	1,038,457	0.79	—	0.38
2014	60,770	18.31	1,112,616	0.76	—	11.65
2013	61,627	16.40	1,010,535	0.85	—	30.99
Fidelity® VIP Growth Portfolio - Service Class 2:
2017	36,939	25.21	931,229	0.09	—	34.81
2016	41,644	18.70	778,734	—	—	0.54
2015	41,538	18.60	772,499	0.03	—	6.90
2014	47,115	17.40	819,621	—	—	11.04
2013	2,036	15.67	31,900	0.05	—	36.02
Fidelity® VIP High Income Portfolio - Service Class 2:
2017	24,654	18.19	448,369	5.16	—	6.94
2016	26,178	17.01	445,292	5.53	—	14.16
2015	25,270	14.90	376,506	6.51	—	(3.87)
2014	25,121	15.50	389,337	5.89	—	0.91
2013	23,311	15.36	358,045	7.69	—	5.71
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2017	6,562	25.03	164,269	1.57	—	21.39
2016	6,885	20.62	141,978	1.45	—	11.58
2015	5,661	18.48	104,619	1.93	—	1.09
2014	5,002	18.28	91,442	1.51	—	13.26
2013	5,450	16.14	87,951	1.63	—	31.97

32

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2017	26,418	$23.06	$609,291	0.49%	—%	20.54%
2016	29,172	19.13	558,175	0.33	—	11.87
2015	28,823	17.10	492,761	0.25	—	(1.61)
2014	30,082	17.38	522,797	0.02	—	6.04
2013	30,327	16.39	497,063	0.37	—	35.90
Fidelity® VIP Real Estate Portfolio - Service Class 2:
2017	19,547	20.79	406,383	1.60	—	3.79
2016	18,081	20.03	362,250	1.25	—	5.42
2015	20,306	19.00	385,752	1.70	—	3.49
2014	21,432	18.36	393,409	1.67	—	29.84
2013	19,799	14.14	279,998	1.68	—	1.58
Franklin Mutual Shares VIP Fund - Class 2:
2017	61,800	18.99	1,173,750	2.17	—	8.33
2016	67,066	17.53	1,175,632	2.05	—	16.09
2015	63,813	15.10	963,829	3.11	—	(4.97)
2014	64,562	15.89	1,025,790	2.02	—	7.15
2013	66,399	14.83	984,835	3.03	—	28.29
Franklin Small Cap Value VIP Fund - Class 2:
2017	3,474	24.13	83,827	0.54	—	10.64
2016	2,893	21.81	63,091	0.80	—	30.21
2015	3,087	16.75	51,706	0.63	—	(7.41)
2014	3,018	18.09	54,589	0.63	—	0.61
2013	2,977	17.98	53,532	1.30	—	36.21
Franklin U.S. Government Securities VIP Fund - Class 2:
2017	65,929	12.88	849,196	2.83	—	1.34
2016	65,285	12.71	829,788	2.47	—	0.63
2015	65,758	12.63	830,294	2.49	—	0.48
2014	66,235	12.57	832,364	2.75	—	3.37
2013	60,588	12.16	736,481	2.90	—	(2.17)
Templeton Global Bond VIP Fund - Class 2:
2017	25,585	16.57	424,064	—	—	1.91
2016	26,251	16.26	426,871	—	—	2.91
2015	23,887	15.80	377,355	7.87	—	(4.30)
2014	23,188	16.51	382,779	5.20	—	1.85
2013	20,529	16.21	332,791	4.12	—	1.63
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2:
2017	2,537	26.51	67,265	0.12	—	14.91
2016	2,767	23.07	63,812	0.18	—	19.91
2015	2,471	19.24	47,544	—	—	(5.55)
2014	2,360	20.37	48,068	—	—	9.34
2013	2,206	18.63	41,104	0.35	—	41.89

33

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price Equity Income Portfolio:
2017	19,545	$22.55	$440,654	1.77%	—%	16.06%
2016	18,909	19.43	367,446	2.36	—	19.13
2015	18,926	16.31	308,614	1.84	—	(6.85)
2014	18,443	17.51	322,868	1.75	—	7.42
2013	18,085	16.30	294,863	1.33	—	29.67
T. Rowe Price New America Growth Portfolio:
2017	3,154	30.51	96,209	0.11	—	34.46
2016	3,643	22.69	82,675	0.04	—	1.29
2015	3,212	22.40	71,963	—	—	8.58
2014	2,530	20.63	52,198	—	—	9.33
2013	2,724	18.87	51,399	—	—	38.04
T. Rowe Price Personal Strategy Balanced Portfolio:
2017	2,580	20.32	52,414	1.53	—	17.46
2016	2,599	17.30	44,972	1.68	—	6.40
2015	2,458	16.26	39,958	1.70	—	—
2014	2,499	16.26	40,639	1.65	—	5.17
2013	2,322	15.46	35,893	1.53	—	17.93
T. Rowe Price International Stock Portfolio:
2017	85,076	15.83	1,346,372	1.12	—	27.87
2016	90,574	12.38	1,120,860	1.11	—	2.15
2015	84,086	12.12	1,018,907	0.95	—	(0.90)
2014	84,178	12.23	1,029,296	1.08	—	(1.21)
2013	81,424	12.38	1,008,116	1.17	—	14.00

34

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(A)       These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)       These ratios represent the annualized policy expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)       These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

35

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

Farm Bureau Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company (the Company) as of December 31, 2017 and 2016, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2017, and the related notes and financial statement schedules listed in the Index at Item 26(o) (collectively referred to as the “consolidated financial statements”).  In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1993.

Des Moines, Iowa

April 30, 2018

3

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share data)

	December 31,
	2017	2016
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2017 - $6,734,032; 2016 - $6,634,617)	$7,262,537	$6,977,608
Equity securities - available for sale, at fair value (cost: 2017 - $119,556; 2016 - $127,537)	126,437	129,912
Mortgage loans	973,435	818,686
Real estate	1,543	1,955
Policy loans	191,398	188,254
Short-term investments	5,909	4,487
Other investments	15,766	9,874
Total investments	8,577,025	8,130,776

Cash and cash equivalents	24,625	884
Securities and indebtedness of related parties	130,240	137,422
Accrued investment income	76,452	78,425
Reinsurance recoverable	108,948	105,290
Deferred acquisition costs	292,881	321,512
Value of insurance in force acquired	4,560	9,226
Current income taxes recoverable	3,242	4,375
Other assets	72,914	56,342
Assets held in separate accounts	651,963	597,072
Total assets	$9,942,850	$9,441,324

4

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS (Continued)

(Dollars in thousands, except per share data)

	December 31,
	2017	2016
Liabilities and stockholder’s equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,299,961	$5,100,625
Traditional life insurance and accident and health products	1,750,504	1,698,792
Other policy claims and benefits	43,830	42,707
Supplementary contracts without life contingencies	322,630	330,232
Advance premiums and other deposits	267,023	265,221
Amounts payable to affiliates	1,714	8,851
Deferred income taxes	133,619	169,717
Other liabilities	81,102	48,894
Liabilities related to separate accounts	651,963	597,072
Total liabilities	8,552,346	8,262,111

Stockholder’s equity:
Preferred stock, 7½% cumulative, par value $50.00 per share - authorized 6,000 shares, none issued and outstanding	—	—
Common stock, par value $50.00 per share - authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in capital	171,195	171,195
Accumulated other comprehensive income	290,424	154,725
Retained earnings	926,385	850,793
Total stockholder’s equity	1,390,504	1,179,213
Total liabilities and stockholder’s equity	$9,942,850	$9,441,324

See accompanying notes.

5

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands)

	Year ended December 31,
	2017	2016	2015
Revenues:
Interest sensitive product charges	$112,893	$111,885	$114,541
Traditional life insurance premiums	195,330	196,914	190,956
Net investment income	408,404	398,523	385,495
Net realized capital gains on sales of investments	599	2,656	11,645

Total other-than-temporary impairment losses	(3,986)	(7,320)	(719)
Non-credit portion in other comprehensive income/loss	—	2,451	146
Net impairment losses recognized in earnings	(3,986)	(4,869)	(573)
Other income	2,890	3,719	3,527
Total revenues	716,130	708,828	705,591

Benefits and expenses:
Interest sensitive product benefits	251,878	238,586	217,443
Traditional life insurance benefits	173,023	177,682	176,145
Policyholder dividends	10,140	10,574	11,828
Underwriting, acquisition and insurance expenses	141,521	141,097	148,301
Other expenses	398	363	298
Total benefits and expenses	576,960	568,302	554,015
	139,170	140,526	151,576
Income tax benefit (expense)	41,384	(46,306)	(48,291)
Equity income, net of related income taxes	11,299	11,440	9,522
Net income	$191,853	$105,660	$112,807

See accompanying notes.

6

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Dollars in thousands)

	Year ended December 31,
	2017	2016	2015
Net income	$191,853	$105,660	$112,807
Other comprehensive income (loss) (1)
Change in net unrealized investment gains/losses	87,036	37,923	(145,468)
Non-credit impairment losses	—	(1,476)	(90)
Change in underfunded status of postretirement benefit plans	(98)	(14)	(22)
Total other comprehensive income (loss), net of tax	86,938	36,433	(145,580)
Total comprehensive income (loss)	$278,791	$142,093	$(32,773)

(1)         Other comprehensive income (loss) is recorded net of deferred income taxes and other adjustments for assumed changes in deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(Dollars in thousands)

			Accumulated
			Other
		Additional	Comprehensive	Retained	Stockholder’s
	Common Stock	Paid-In Capital	Income	Earnings	Equity
Balance at January 1, 2015	$2,500	$171,195	$263,872	$762,326	$1,199,893
Net income	—	—	—	112,807	112,807
Other comprehensive loss	—	—	(145,580)	—	(145,580)
Dividends to parent	—	—	—	(50,000)	(50,000)
Balance at December 31, 2015	2,500	171,195	118,292	825,133	1,117,120
Net income	—	—	—	105,660	105,660
Other comprehensive income	—	—	36,433	—	36,433
Dividends to parent	—	—	—	(80,000)	(80,000)
Balance at December 31, 2016	2,500	171,195	154,725	850,793	1,179,213
Net income	—	—	—	191,853	191,853
Reclassification related to the Tax Act (see Note 1)	—	—	48,761	(48,761)	—
Other comprehensive income	—	—	86,938	—	86,938
Dividends to parent	—	—	—	(67,500)	(67,500)
Balance at December 31, 2017	$2,500	$171,195	$290,424	$926,385	$1,390,504

See accompanying notes.

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FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year ended December 31,
	2017	2016	2015
Operating activities
Net income	$191,853	$105,660	$112,807
Adjustments to reconcile net income to net cash provided by operating activities:
Interest credited to account balances	163,111	153,856	152,467
Charges for mortality, surrenders and administration	(112,682)	(111,792)	(108,250)
Net realized (gains) losses on investments	3,387	2,213	(11,072)
Change in fair value of derivatives	(8,007)	(828)	(1,098)
Increase in liabilities for life insurance and other future policy benefits	87,489	91,080	76,474
Deferral of acquisition costs	(44,409)	(42,553)	(43,215)
Amortization of deferred acquisition costs and value of insurance in force	25,934	30,281	37,359
Change in reinsurance recoverable	(5,097)	(1,392)	(2,651)
Provision for deferred income taxes	(78,803)	7,598	4,679
Other	8,502	1,088	(3,001)
Net cash provided by operating activities	231,278	235,211	214,499

Investing activities
Sales, maturities or repayments:
Fixed maturities - available for sale	614,150	534,016	597,193
Equity securities - available for sale	9,880	3,047	14,921
Mortgage loans	62,285	81,425	42,429
Derivative instruments	13,220	2,987	3,899
Policy loans	36,330	35,458	35,406
Securities and indebtedness of related parties	9,032	10,086	27,789
Other investments	164	171	—
Real estate	717	—	—
Acquisitions:
Fixed maturities - available for sale	(690,013)	(829,184)	(871,406)
Equity securities - available for sale	(1,990)	(9,633)	(22,563)
Mortgage loans	(217,409)	(160,005)	(155,815)
Derivative instruments	(9,311)	(6,847)	(4,122)
Policy loans	(39,474)	(37,928)	(38,688)
Securities and indebtedness of related parties	(15,672)	(17,927)	(26,213)
Short-term investments, net change	(1,423)	2,539	22,923
Purchases and disposals of property and equipment, net	(4,391)	(4,503)	(4,695)
Net cash used in investing activities	(233,905)	(396,298)	(378,942)

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FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

(Dollars in thousands)

	Year ended December 31,
	2017	2016	2015
Financing activities
Contract holder account deposits	$534,449	$600,383	$586,072
Contract holder account withdrawals	(440,581)	(344,664)	(415,262)
Proceeds from the issuance of short-term debt	—	—	15,000
Repayments of debt	—	(15,000)	—
Dividends paid to parent	(67,500)	(80,000)	(50,000)
Net cash provided by financing activities	26,368	160,719	135,810
Increase (decrease) in cash and cash equivalents	23,741	(368)	(28,633)
Cash and cash equivalents at beginning of year	884	1,252	29,885
Cash and cash equivalents at end of year	$24,625	$884	$1,252

Supplemental disclosures of cash flow information
Cash paid for income taxes during the year	$19,371	$23,999	$31,990

See accompanying notes.

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FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2017

1. Significant Accounting Policies

Nature of Business

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. FBL Financial Group, Inc. (our parent) is a majority-owned subsidiary of the Iowa Farm Bureau Federation (IFBF). We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force. Our wholly-owned subsidiary, Greenfields Life Insurance Company (Greenfields), offers life and annuity products in the state of Colorado.

Consolidation

Our consolidated financial statements include the financial statements of the Company and its subsidiary. All significant intercompany transactions have been eliminated.

Adoption of New Accounting Pronouncements

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Standards adopted:

Stockholders’ Equity
In February 2018, the FASB issued guidance allowing a reclassification from accumulated other comprehensive income (AOCI) to retained earnings for stranded tax effects resulting from changes in the federal income tax rate due to enactment of the Tax Cuts and Jobs Act of 2017 on December 22, 2017 (Tax Act). Accounting guidance requires that deferred tax assets and liabilities, including those associated with components of AOCI, be remeasured during the period new tax laws are enacted, with any changes reflected as a component of income tax expense (benefit). Under the previous guidance retained earnings would reflect the full amount of the change and AOCI would not be adjusted for the portion of the change related to its components, leaving the unadjusted change “stranded” in AOCI. The new guidance allows AOCI be adjusted to reclassify these stranded tax effects to retained earnings.

October 1, 2017

The new guidance is effective for 2018, with early adoption permitted for public companies during periods for which financial statements have not been issued. We adopted the new guidance in 2017, and have reported the reclassification in our Consolidated Statement of Stockholders’ Equity. The adjustment does not impact earnings, but rather is a reclassification of amounts between stockholders’ equity accounts.

Standards not yet adopted:

Financial instruments - recognition and measurement
In January 2016, the FASB issued guidance that amends certain aspects of the recognition and measurement of financial instruments. The new guidance primarily affects the accounting for equity investments, the presentation and disclosure requirements for financial instruments and the methodology for assessing the need for a valuation allowance on deferred tax assets resulting from unrealized losses on available-for-sale fixed maturity securities.

January 1, 2018

Adoption of the guidance will require us to recognize gains or losses from changes in the fair value of our equity security investments through the consolidated statement of operations rather than as unrealized gains or losses reflected in other comprehensive income. This guidance will be applied using a modified retrospective approach by recording a cumulative effect adjustment to retained earnings as of the beginning of the year of adoption. Upon adoption, on January 1, 2018, we will reclassify $4.4 million of net unrealized investment gains, net of offsets, on our equity investments, from accumulated other comprehensive income to retained earnings as a cumulative effect adjustment.

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December 31, 2017

Effect on our consolidated financial
Description	Date of adoption	statements or other significant matters
Standards not yet adopted:

Revenue recognition
In May 2014, the FASB issued guidance that outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers, which supersedes most current revenue recognition guidance, including industry-specific guidance. Although insurance contracts are specifically excluded from the scope of this guidance, almost all entities will be affected to some extent by the increase in required disclosures. The new guidance is based on the principle that an entity should recognize revenue to reflect the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance also requires disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to fulfill a contract.

January 1, 2018

The new guidance could have impacted our non-insurance contract revenues, primarily net commissions on products we broker for others which are insignificant to our operations. We have evaluated those contracts and concluded that none will be impacted by the new guidance, accordingly we will not be required to report a cumulative effect adjustment to opening retained earnings on January 1, 2018, under the modified retrospective method of adoption.

Leases
In February 2016, the FASB issued a new lease accounting standard, which, for most lessees, will result in a gross-up of the balance sheet. Under the new standard, lessees will recognize the leased assets on the balance sheet and will recognize a corresponding liability for the present value of lease payments over the lease term. The new standard requires the application of judgment and estimates. Also, there are accounting policy elections that may be taken both at transition and for the accounting post-transition, including whether to adopt a short-term lease recognition exemption.

January 1, 2019

We are currently evaluating the impact of this guidance on our consolidated financial statements. Upon adoption we will be required to recognize and measure leases at the beginning of the earliest period presented using the modified retrospective approach.

Financial Instruments - credit impairment
In June 2016, the FASB issued guidance amending the accounting for the credit impairment of financial instruments. Under the new guidance, impairment losses are required to be estimated using an expected loss model under which a valuation allowance is established and adjusted over time. The valuation allowance will be based on the probability of loss over the life of the instrument, considering historical, current and forecasted information. The new guidance differs significantly from the incurred loss model used today, and will result in the earlier recognition of impairment losses. The new guidance may also increase the volatility of earnings to the extent actual results differ from the assumptions used in the establishment of the valuation allowance. The financial instruments for which we will be required to use the new model include but are not limited to, mortgage loans, lease receivables and reinsurance recoverables. Our available-for-sale fixed maturities will continue to apply the incurred loss model. However, rather than impairment losses resulting in a permanent reduction of carrying value as they do today, such losses will be in the form of a valuation allowance, which can be increased in the case of future credit losses or decreased should conditions improve.

January 1, 2020

We are currently evaluating the impact of this new guidance on our consolidated financial statements. We believe the most significant impact upon adoption will be the establishment of an additional valuation allowance for our mortgage loan investments. This guidance will be applied using a modified retrospective approach by recording a cumulative effect adjustment to retained earnings as of the beginning of the year of adoption.

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Investments

Fixed Maturities and Equity Securities

Fixed maturities are comprised of bonds and redeemable preferred stock and are designated as “available for sale.” Available-for-sale securities, with the exception of interest-only bonds, are reported at fair value and unrealized gains and losses on these securities are included directly in stockholders’ equity as a component of accumulated other comprehensive income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred acquisition costs, value of insurance in force acquired, unearned revenue reserves and policyholder liabilities that would have been required as a charge or credit to income had such amounts been realized. Interest-only bonds are considered to have an embedded derivative feature. Accordingly, unrealized gains and losses relating to these securities are recorded as a component of net investment income in the consolidated statements of operations.

Premiums and discounts for all fixed maturity securities are amortized/accreted into investment income over the life of the security using the effective interest method. Amortization/accrual of premiums and discounts on mortgage- and asset-backed securities incorporates prepayment assumptions to estimate the securities’ expected lives. Subsequent revisions in assumptions are recorded using the retrospective or prospective method. Under the retrospective method used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than “AA” or an equivalent rating by a nationally recognized rating agency at the time of acquisition or that are backed by a U.S. agency), amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of acquisition. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

Equity securities, comprised of mutual funds and common and non-redeemable preferred stocks, are designated as “available for sale” and are reported at fair value. The change in unrealized gains and losses of equity securities is included directly in stockholders’ equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income.

Mortgage Loans

Mortgage loans are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan, or the fair value of the underlying collateral. We evaluate each of our mortgage loans individually and establish a valuation allowance for estimated losses, if needed, for each impaired loan identified. The carrying value of each specific loan is reduced by the estimated loss. Mortgage loans are placed on non-accrual status if we have concerns regarding the collectability of future payments. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as nonaccrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured such that the collection of interest is considered likely.

Real Estate

Our real estate is held for investment and reported at cost less allowances for depreciation, as applicable. The carrying value of these assets is subject to regular review. For properties held for investment, if indicators of impairment are present and a property’s expected undiscounted cash flows are not sufficient to recover the property’s carrying value, an impairment loss is recognized and the property’s cost basis is reduced to fair value. No properties were held for investment with impairment charges as of December 31, 2017 or as of December 31, 2016.

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months at the time of acquisition, are reported at cost adjusted for amortization of premiums and accrual of discounts. Other investments include call options, which are carried at fair value, a promissory note acquired in a sale of a partnership interest, which is carried at the remaining basis of the partnership, and our ownership interest in aircraft acquired in a troubled debt restructuring with a bond issuer that filed for bankruptcy. The ownership interest in the aircraft is reported at cost, less accumulated depreciation.

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We have embedded derivatives associated with modified coinsurance contracts, which are included within reinsurance recoverable. These instruments are carried at fair value with changes reflected in net investment income. See Note 2 for more information regarding our derivative instruments.

Securities and indebtedness of related parties include investments in corporations and partnerships over which we may exercise significant influence and those investments for which we use the equity method of accounting. These corporations and partnerships operate predominately in the investment company, real estate, broker/dealer and insurance industries and include non-guaranteed low income housing tax credit entities (LIHTC). In applying the equity method, we record our share of income or loss reported by the equity investees. In accounting for these investments, we consistently use the most recent financial information available, which is generally for periods not more than three months prior to the ending date of the period for which we are reporting. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships’ investment portfolios.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that it is probable that we will not collect the income.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. When our review indicates a decline in fair value for a fixed maturity security is an other-than-temporary impairment (OTTI) and we do not intend to sell or believe we will be required to sell the security before recovery of our amortized cost, a specific write down is charged to earnings for the credit loss and a specific charge is recognized in accumulated other comprehensive income for the non-credit loss component. If we intend to sell or believe we will be required to sell a fixed maturity security before its recovery, the full amount of the impairment write down to fair value is charged to earnings. For all equity securities, the full amount of an OTTI write down is recognized as a realized loss on investments in the consolidated statements of operations and the new cost basis for the security is equal to its fair value.

We monitor the financial condition and operations of the issuers of fixed maturities and equity securities that could potentially have a credit impairment that is OTTI. In determining whether or not an unrealized loss is OTTI, we review factors such as:

•                  historical operating trends;

•                  business prospects;

•                  status of the industry in which we operate;

•                  analyst ratings on the issuer and sector;

•                  quality of management;

•                  size of the unrealized loss;

•                  level of current market interest rates compared to market interest rates when the security was purchased; and

•                  length of time the security has been in an unrealized loss position.

In order to determine the credit and non-credit impairment loss for fixed maturities, every quarter we estimate the future cash flows we expect to receive over the remaining life of the instrument as well as review our plans to hold or sell the instrument. Significant assumptions regarding the present value of expected cash flows for each security are used when an OTTI occurs and there is a non-credit portion of the unrealized loss that will not be recognized in earnings. Our assumptions for residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities include collateral pledged, guarantees, vintage, anticipated principal and interest payments, prepayments, default levels, severity assumptions, delinquency rates and the level of nonperforming assets for the remainder of the investments’ expected term. We use a single best estimate of cash flows approach and use the effective yield prior to the date of impairment to calculate the present value of cash flows. Our assumptions for corporate and other fixed maturities include anticipated principal and interest payments and an estimated recovery value, generally based on a percentage return of the current fair value.

After an OTTI write down of all equity securities and any fixed maturities with a credit-only impairment, the cost basis is not adjusted for subsequent recoveries in fair value. For fixed maturities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows.

13

Fair Values

Fair values of fixed maturities are based on quoted market prices in active markets when available. Fair values of fixed maturities that are not actively traded are estimated using valuation methods that vary by asset class. Fair values of redeemable preferred stocks, equity securities and derivative investments are based on the latest quoted market prices, or for those items not readily marketable, generally at values that are representative of the fair values of comparable issues. Fair values for all securities are reviewed for reasonableness by considering overall market conditions and values for similar securities. See Note 3 for more information on our fair value policies, including assumptions and the amount of securities priced using the valuation models.

Cash and Cash Equivalents

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable includes the reinsurers’ share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. We monitor the financial condition of these reinsurers, establishing an allowance for uncollectible reinsurance recoverables as necessary. We have concluded that no such allowance was required at December 31, 2017 or 2016. For business assumed from other companies, reinsurance recoverable includes premium receivable net of our share of benefits and expenses we owe to the ceding company.

Fair values for the embedded derivatives in our modified coinsurance contracts are based on the difference between the fair value and the cost basis of the underlying investments. See Note 2 for more information regarding derivatives and Note 4 for additional details on our reinsurance agreements.

Deferred Acquisition Costs and Value of Insurance in Force Acquired

Deferred acquisition costs include certain costs of successfully acquiring new insurance business, including commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. Also included are premium bonuses and bonus interest credited to contracts during the first contract year only. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value was determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Value of insurance in force acquired is being amortized on a fixed amortization schedule.

For participating traditional life insurance and interest sensitive products, these costs are being amortized generally in proportion to expected gross margins or gross profits. That amortization is adjusted retrospectively through an unlocking process when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing deferred policy acquisition costs, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing deferred policy acquisition costs, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

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Other Assets

Other assets include property and equipment, primarily comprised of capitalized software costs and furniture and equipment, which are reported at cost less allowances for depreciation and amortization. We expense costs incurred in the preliminary stages of developing internal-use software as well as costs incurred post-implementation for maintenance. Capitalization of internal-use software costs occurs after management has authorized the project and it is probable that the software will be used as intended. Amortization of software costs begins after the software has been placed in production. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets, which range from three to twenty years. Property and equipment had a carrying value of $16.0 million at December 31, 2017 and $14.6 million at December 31, 2016, and accumulated depreciation and amortization of $13.7 million at December 31, 2017 and $11.1 million at December 31, 2016. Depreciation and amortization expense for property and equipment was $2.6 million in 2017 and $1.8 million in 2016 and 2015.

Other assets at December 31, 2017 and 2016, also includes goodwill of $9.9 million related to the excess of the amounts paid to acquire companies over the fair value of the net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We evaluate our goodwill balance by comparing the fair value of our reporting units to the carrying value of the goodwill. We conduct a qualitative impairment review at least annually as well as when indicators suggest an impairment may have occurred to determine if indicators of deterioration in the business would suggest its value has declined below the carrying value of goodwill. Such circumstances include changes in the competitive or overall economic environment or other business condition changes that may negatively impact the value of the underlying business. On a periodic basis, as well as in the event circumstances indicate the value of the business may have declined significantly, we will estimate the value of the business using discounted cash flow techniques. We believe this approach better approximates the fair value of our goodwill than a market capitalization approach. A number of significant assumptions and estimates are involved in the application of the discounted cash flow model to forecast operating cash flows, including future premiums, product lapses, investment yields and discount rate. Underlying assumptions are based on historical experience and our best estimates given information available at the time of testing. As a result of this analysis, we have determined our goodwill was not impaired as of December 31, 2017 or 2016.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. We also have additional benefit reserves that are established for annuity or universal life-type contracts that provide benefit guarantees, or for contracts that are expected to produce profits followed by losses. The liabilities are accrued in relation to estimated contract assessments. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for our interest sensitive products ranged from 1.00% to 5.50% in 2017, 2016 and 2015.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.00% to 6.00%. The average rate of assumed investment yields used in estimating gross margins was 5.47% in 2017, 5.51% in 2016, and 5.66% 2015. The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

Other Policy Claims and Benefits

We have unearned revenue reserves that reflect the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred acquisition costs.

We have accrued dividends for participating business that are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 29% of receipts from policyholders during 2017 (2016 - 32% and 2015 - 31%) and represented 10% of life insurance in force at December 31, 2017 and 11% at December 31, 2016 and 2015.

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Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted tax rates expected to be in effect when the assets or liabilities are recovered or settled. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period. A valuation allowance against deferred income tax assets is established if it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

Separate Accounts

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets are carried at fair value and separate account liabilities represent policy account balances before applicable surrender charges. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive and variable products consist of policy charges for the cost of insurance and product guarantees, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest amounts credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances during the period. Amortization of deferred acquisition costs is recognized as expense over the life of the policy.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is recognized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Underwriting, Acquisition and Insurance Expenses

	Year ended December 31,
	2017	2016	2015
	(Dollars in thousands)
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$23,939	$22,435	$21,742
Amortization of deferred acquisition costs	23,425	27,608	34,274
Amortization of value of insurance in force acquired	2,178	2,391	2,436
Other underwriting, acquisition and insurance expenses, net of deferrals	91,979	88,664	89,849
Total	$141,521	$141,097	$148,301

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred acquisition costs, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably

16

possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

2. Investment Operations

Fixed Maturity and Equity Securities

Available-For-Sale Fixed Maturity and Equity Securities by Investment Category

	December 31, 2017
					Non-credit losses
		Gross	Gross		on other-than-
	Amortized	Unrealized	Unrealized	Fair	temporary
	Cost	Gains	Losses	Value	impairments (1)
		(Dollars in thousands)
Fixed maturities:
Corporate (2)	$3,374,927	$329,299	$(15,955)	$3,688,271	$(504)
Residential mortgage-backed	464,840	29,909	(3,267)	491,482	339
Commercial mortgage-backed	674,076	34,464	(3,233)	705,307	—
Other asset-backed	813,684	18,251	(3,064)	828,871	845
United States Government and agencies	23,378	1,606	(79)	24,905	—
States and political subdivisions	1,383,127	141,813	(1,239)	1,523,701	—
Total fixed maturities	$6,734,032	$555,342	$(26,837)	$7,262,537	$680

Equity securities:
Non-redeemable preferred stocks	$92,951	$7,146	$(265)	$99,832
Common stocks	26,605	—	—	26,605
Total equity securities	$119,556	$7,146	$(265)	$126,437

	December 31, 2016
					Non-credit losses
		Gross	Gross		on other-than-
	Amortized	Unrealized	Unrealized	Fair	temporary
	Cost	Gains	Losses	Value	impairments (1)
		(Dollars in thousands)
Fixed maturities:
Corporate (2)	$3,529,997	$228,601	$(49,943)	$3,708,655	$(1,082)
Residential mortgage-backed	374,113	24,882	(2,877)	396,118	(983)
Commercial mortgage-backed	546,446	33,645	(4,137)	575,954	—
Other asset-backed	766,473	8,705	(9,528)	765,650	2,544
United States Government and agencies	30,575	1,629	(132)	32,072	—
States and political subdivisions	1,387,013	119,298	(7,152)	1,499,159	—
Total fixed maturities	$6,634,617	$416,760	$(73,769)	$6,977,608	$479

Equity securities:
Non-redeemable preferred stocks	$100,042	$4,050	$(1,675)	$102,417
Common stocks	27,495	—	—	27,495
Total equity securities	$127,537	$4,050	$(1,675)	$129,912

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(1)         Non-credit losses subsequent to the initial impairment measurement date on OTTI losses are included in the gross unrealized gains and gross unrealized losses columns above. The non-credit loss component of OTTI losses for residential mortgage-backed and other asset-backed securities at December 31, 2017 and other asset-backed securities at December 31, 2016 were in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

(2)         Corporate securities include hybrid preferred securities with a fair value of $17.5 million at December 31, 2017 and $23.3 million at December 31, 2016. Corporate securities also include redeemable preferred stock with a fair value of $21.7 million at December 31, 2017 and $24.5 million at December 31, 2016.

Available-For-Sale Fixed Maturities by Maturity Date

	December 31, 2017
	Amortized
	Cost	Fair Value
	(Dollars in thousands)
Due in one year or less	$152,509	$155,126
Due after one year through five years	647,454	686,727
Due after five years through ten years	700,297	742,583
Due after ten years	3,281,172	3,652,441
	4,781,432	5,236,877
Mortgage-backed and other asset-backed	1,952,600	2,025,660
Total fixed maturities	$6,734,032	$7,262,537

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Fixed maturities not due at a single maturity date have been included in the above table in the year of final contractual maturity.

Net Unrealized Gains (Losses) on Investments in Accumulated Other Comprehensive Income

	December 31,
	2017	2016
	(Dollars in thousands)
Net unrealized appreciation on:
Fixed maturities - available for sale	$528,505	$342,991
Equity securities - available for sale	6,881	2,375
	535,386	345,366
Adjustments for assumed changes in amortization pattern of:
Deferred acquisition costs	(147,173)	(95,647)
Value of insurance in force acquired	(14,870)	(12,382)
Unearned revenue reserve	12,705	4,215
Adjustments for assumed changes in policyholder liabilities	(18,499)	(3,795)
Provision for deferred income taxes (see Note 5)	(77,185)	(83,214)
Net unrealized investment gains	$290,364	$154,543

Change in Unrealized Appreciation/Depreciation of Investments - Recorded in Accumulated Other Comprehensive Income

	Year ended December 31,
	2017	2016	2015
	(Dollars in thousands)
Fixed maturities - available for sale	$185,514	$88,678	$(329,957)
Equity securities - available for sale	4,506	(2,566)	379
Change in unrealized appreciation/depreciation of investments	$190,020	$86,112	$(329,578)

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The changes in net unrealized investment gains and losses are recorded net of deferred income taxes and other adjustments for assumed changes in deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities. Subsequent changes in the fair value of securities with a previous non-credit OTTI loss recognized in accumulated other comprehensive income are reported along with changes in fair value for which no OTTI losses were previously recognized.

Fixed Maturity and Equity Securities with Unrealized Losses by Length of Time

	December 31, 2017
	Less than one year		One year or more		Total
		Unrealized		Unrealized		Unrealized	Percent
Description of Securities	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses	of Total
	(Dollars in thousands)
Fixed maturities:
Corporate	$85,019	$(1,261)	$183,820	$(14,694)	$268,839	$(15,955)	59.5%
Residential mortgage-backed	76,393	(1,757)	30,491	(1,510)	106,884	(3,267)	12.2
Commercial mortgage-backed	151,158	(2,078)	16,398	(1,155)	167,556	(3,233)	12.0
Other asset-backed	159,111	(2,006)	68,675	(1,058)	227,786	(3,064)	11.4
United States Government and agencies	5,698	(47)	1,864	(32)	7,562	(79)	0.3
States and political subdivisions	5,904	(96)	20,505	(1,143)	26,409	(1,239)	4.6
Total fixed maturities	$483,283	$(7,245)	$321,753	$(19,592)	$805,036	$(26,837)	100.0%

Equity securities:
Non-redeemable preferred stocks	$2,819	$(71)	$4,807	$(194)	$7,626	$(265)
Total equity securities	$2,819	$(71)	$4,807	$(194)	$7,626	$(265)

	December 31, 2016
	Less than one year		One year or more		Total
		Unrealized		Unrealized		Unrealized	Percent
Description of Securities	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses	of Total
	(Dollars in thousands)
Fixed maturities:
Corporate	$742,626	$(23,142)	$220,939	$(26,801)	$963,565	$(49,943)	67.7%
Residential mortgage-backed	50,333	(1,006)	22,049	(1,871)	72,382	(2,877)	3.9%
Commercial mortgage-backed	95,690	(3,590)	6,610	(547)	102,300	(4,137)	5.6%
Other asset-backed	371,829	(5,801)	92,756	(3,727)	464,585	(9,528)	12.9%
United States Government and agencies	6,438	(132)	—	—	6,438	(132)	0.2%
States and political subdivisions	150,052	(7,152)	—	—	150,052	(7,152)	9.7%
Total fixed maturities	$1,416,968	$(40,823)	$342,354	$(32,946)	$1,759,322	$(73,769)	100.0%

Equity securities:
Non-redeemable preferred stocks	$12,774	$(150)	$13,438	$(1,525)	$26,212	$(1,675)
Total equity securities	$12,774	$(150)	$13,438	$(1,525)	$26,212	$(1,675)

Fixed maturities in the above tables include 245 securities from 153 issuers at December 31, 2017 and 512 securities from 403 issuers at December 31, 2016.

Unrealized losses decreased during 2017 primarily due to a decrease in treasury rates as well as a general decrease in credit spreads. We do not consider securities to be OTTI when the market decline is attributable to factors such as interest rate movements, market volatility, liquidity, spread widening and credit quality when recovery of all amounts due under the contractual terms of the security is anticipated. Based on our intent not to sell or our belief that we will not be required to sell these securities before recovery of their amortized cost basis, we do not consider these investments to be OTTI at December 31,

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2017. We will continue to monitor the investment portfolio for future changes in issuer facts and circumstances that could result in future impairments beyond those currently identified.

Our largest unrealized loss was from a retailer and totaled $2.6 million at December 31, 2017.

Mortgage Loans

Our mortgage loan portfolio consists of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type. We originate loans with an initial loan-to-value ratio that provides sufficient collateral to absorb losses should we be required to foreclose and take possession of the collateral. In order to identify impairment losses, management maintains and regularly reviews a watch list of mortgage loans that have heightened risk. These loans may include those with borrowers delinquent on contractual payments, borrowers experiencing financial difficulty, increases in rental real estate vacancies and significant declines in collateral value. We evaluate each of our mortgage loans individually and establish an estimated loss, if needed, for each impaired loan identified. An estimated loss is needed for loans for which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements.

Any loan delinquent on contractual payments is considered non-performing. Mortgage loans are placed on non-accrual status if we have concerns regarding the collectability of future payments. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as non-accrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured such that the collection of interest is considered likely. At December 31, 2017 and December 31, 2016, there were no non-performing loans over 90 days past due on contractual payments. At December 31, 2017, we had committed to provide additional funding for mortgage loans totaling $14.6 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

Mortgage Loans by Collateral Type

	December 31, 2017		December 31, 2016
		Percent of		Percent of
Collateral Type	Carrying Value	Total	Carrying Value	Total
	(Dollars in thousands)
Office	$410,085	42.2%	$361,216	44.2%
Retail	293,298	30.1	241,809	29.5
Industrial	207,767	21.3	154,886	18.9
Other	62,285	6.4	60,775	7.4
Total	$973,435	100.0%	$818,686	100.0%

Mortgage Loans by Geographic Location within the United States

	December 31, 2017		December 31, 2016
		Percent of		Percent of
Region of the United States	Carrying Value	Total	Carrying Value	Total
	(Dollars in thousands)
South Atlantic	$297,685	30.6%	$267,035	32.6%
Pacific	146,210	15.0	104,210	12.7
West North Central	127,822	13.1	106,583	13.0
Mountain	105,627	10.9	79,710	9.8
East North Central	92,120	9.5	91,906	11.2
West South Central	85,567	8.8	74,258	9.1
East South Central	67,228	6.9	54,676	6.7
New England	35,124	3.6	35,383	4.3
Middle Atlantic	16,052	1.6	4,925	0.6
Total	$973,435	100.0%	$818,686	100.0%

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Mortgage Loans by Loan-to-Value Ratio

	December 31, 2017		December 31, 2016
		Percent of		Percent of
Loan-to-Value Ratio	Carrying Value	Total	Carrying Value	Total
	(Dollars in thousands)
0% - 50%	$334,915	34.4%	$276,003	33.7%
50% - 60%	258,501	26.6	211,144	25.8
60% - 70%	297,936	30.6	233,795	28.5
70% - 80%	63,116	6.5	67,604	8.3
80% - 90%	18,967	1.9	30,140	3.7
Total	$973,435	100.0%	$818,686	100.0%

The loan-to-value ratio is determined using the most recent appraised value. Appraisals are updated periodically when there is indication of a possible significant collateral decline or there are loan modifications or refinance requests.

Mortgage Loans by Year of Origination

	December 31, 2017		December 31, 2016
		Percent of		Percent of
	Carrying Value	Total	Carrying Value	Total
	(Dollars in thousands)
2017	$214,365	22.0%	$—	—%
2016	154,359	15.9	158,817	19.4
2015	144,890	14.9	149,302	18.3
2014	77,866	8.0	80,771	9.9
2013	67,142	6.9	69,887	8.5
2012 and prior	314,813	32.3	359,909	43.9
Total	$973,435	100.0%	$818,686	100.0%

Impaired Mortgage Loans

	December 31,
	2017	2016
	(Dollars in thousands)
Unpaid principal balance	$19,027	$21,459
Less:
Related allowance	(497)	(716)
Carrying value of impaired mortgage loans	$18,530	$20,743

Allowance on Mortgage Loans

	Year ended December 31,
	2017	2016
	(Dollars in thousands)
Balance at beginning of period	$716	$849
Recoveries	(219)	(133)
Balance at end of period	$497	$716

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Mortgage Loan Modifications

Our commercial mortgage loan portfolio can include loans that have been modified. We assess loan modifications on a loan-by-loan basis to evaluate whether a troubled-debt restructuring has occurred. Generally, the types of concessions include: reduction of the contractual interest rate to a below-market rate, extension of the maturity date, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining if an impairment loss is needed for the restructuring. There were no loan modifications during 2017 or 2016.

Components of Net Investment Income

	Year ended December 31,
	2017	2016	2015
	(Dollars in thousands)
Fixed maturities - available for sale	$342,161	$341,198	$336,553
Equity securities - available for sale	6,383	6,454	5,996
Mortgage loans	41,593	37,491	35,194
Real estate	—	—	169
Policy loans	9,014	8,956	8,871
Short-term investments, cash and cash equivalents	345	265	95
Derivative income (loss)	7,687	3,935	(2,266)
Prepayment fee income and other	12,470	10,992	11,554
	419,653	409,291	396,166
Less investment expenses	(11,249)	(10,768)	(10,671)
Net investment income	$408,404	$398,523	$385,495

Realized Gains (Losses) - Recorded in Income

	Year ended December 31,
	2017	2016	2015
	(Dollars in thousands)
Realized gains (losses) on sales of investments
Fixed maturities:
Gross gains	$1,426	$9,793	$4,781
Gross losses	(1,081)	(8,523)	(1,369)
Equity securities	(90)	79	—
Mortgage loans	—	817	—
Real estate	304	—	—
Other	40	490	8,233
	599	2,656	11,645
Impairment losses recognized in earnings:
Credit-related portion of fixed maturity losses (1)	—	(4,767)	(363)
Other credit-related (2)	(3,986)	(102)	(210)
Realized gains (losses) on investments recorded in income	$(3,387)	$(2,213)	$11,072

(1)         Amount represents the credit-related losses recognized for fixed maturities that were impaired through income but not written down to fair value. As discussed above, the non-credit portion of the losses have been recognized in other comprehensive income (loss).

(2)         Amount represents credit-related losses for other investments, real estate and fixed maturities written down to fair value through income. Also included are impairment losses related to investments accounted for under the equity method of accounting, which are included in securities and indebtedness of related parties within our consolidated balance sheets.

Proceeds from sales of fixed maturities were $58.7 million in 2017, $109.5 million in 2016 and $97.6 million in 2015.

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Realized losses on sales were on securities that we did not intend to sell at the prior balance sheet date or on securities that were impaired in a prior period, but decreased in value and were sold during the current reporting period.

Credit Loss Component of Other-Than-Temporary Impairments on Fixed Maturities

The following table sets forth the amount of credit loss impairments on fixed maturities held by the Company as of the dates indicated for which the non-credit portion of the OTTI was recognized in other comprehensive income (loss) and corresponding changes in such amounts. Credit loss impairments with no portion of the loss recognized in other comprehensive income, such as securities for which OTTI were measured at fair value, are excluded from the table.

	Year ended December 31,
	2017	2016
	(Dollars in thousands)
Balance at beginning of period	$(14,499)	$(11,230)
Increases for newly impaired investments	—	(2,595)
Increases to previously impaired investments	—	(2,172)
Reductions due to investments sold	1,521	1,498
Reduction for credit loss that no longer has a portion of the OTTI loss recognized in other comprehensive income	586
Balance at end of period	$(12,392)	$(14,499)

Variable Interest Entities

We evaluate our variable interest entity (VIE) investees to determine whether the level of our direct ownership interest, our rights to manage operations, or our obligation to provide ongoing financial support are such that we are the primary beneficiary of the entity, and would therefore be required to consolidate it for financial reporting purposes. After determining that VIE status exists, we review our involvement in the VIE to determine whether we have both the power to direct activities that most significantly impact the economic performance of the VIE, and the obligation to absorb losses or the rights to receive benefits that could be potentially significant to the VIE. This analysis includes a review of the purpose and design of the VIE, as well as the role that we played in the formation of the entity and how that role could impact our ability to control the VIE. We also review the activities and decisions considered significant to the economic performance of the VIE and assess what power we have in directing those activities and decisions. Finally, we review the agreements in place to determine if there are any guarantees that would affect our maximum exposure to loss.

We have reviewed the circumstances surrounding our investments in VIEs, which are classified as securities and indebtedness of related parties, and consist of LIHTC, limited partnerships or limited liability companies accounted for under the equity method. In addition, we have reviewed the ownership interests in our VIEs and determined that we do not hold direct majority ownership or have other contractual rights (such as kick out rights) that give us effective control over these entities resulting in us having both the power to direct activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. The maximum loss exposure relative to our VIEs is limited to the carrying value and any unfunded commitments that exist for each particular VIE. We also have not provided additional support or other guarantees that were not previously contractually required (financial or otherwise) to any of the VIEs as of December 31, 2017 or December 31, 2016. Based on this analysis, none of our VIEs were required to be consolidated at December 31, 2017 or December 31, 2016.

VIE Investments by Category

	December 31, 2017		December 31, 2016
		Maximum		Maximum
		Exposure to		Exposure to
	Carrying Value	Loss	Carrying Value	Loss
	(Dollars in thousands)
LIHTC	$82,417	$84,103	$91,255	$95,058
Investment companies	25,335	62,372	23,379	45,569
Real estate limited partnerships	8,589	20,590	10,790	14,558
Other	1,182	1,488	429	2,034
Total	$117,523	$168,553	$125,853	$157,219

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In addition, we make passive investments in the normal course of business in structured securities issued by VIEs for which we are not the investment manager. These structured securities include all of the residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities included in our fixed maturities. Our maximum exposure to loss on these securities is limited to our carrying value in the investment. We have determined that we are not the primary beneficiary of these structured securities because we do not have the power to direct the activities that most significantly impact the entities’ economic performance.

Derivative Instruments

Our primary derivative exposure relates to purchased call options, which provide an economic hedge to the embedded derivatives in our indexed annuity and universal life insurance products. We also have embedded derivatives within our modified coinsurance agreements as well as an interest-only fixed maturity investment. We do not apply hedge accounting to any of our derivative positions, and they are held at fair value.

Derivatives Instruments by Type

	December 31, 2017	December 31, 2016
	(Dollars in thousands)
Assets
Freestanding derivatives:
Call options (reported in other investments)	$14,824	$9,360
Embedded derivatives:
Modified coinsurance (reported in reinsurance recoverable)	2,125	3,411
Interest-only security (reported in fixed maturities)	2,096	3,374
Total assets	$19,045	$16,145

Liabilities
Embedded derivatives:
Indexed annuity and universal life products (reported in liability for future policy benefits)	$27,774	$15,778
Modified coinsurance agreements (reported in other liabilities)	268	114
Total liabilities	$28,042	$15,892

Derivative Income (Loss)

	Year ended December 31,
	2017	2016	2015
	(Dollars in thousands)
Change in fair value of free standing derivatives:
Call options	$9,373	$2,990	$(1,480)
Change in fair value of embedded derivatives:
Modified coinsurance agreements	(1,440)	716	(809)
Interest-only security	(246)	229	23
Indexed annuity and universal life products	320	(2,390)	2,577
Total income from derivatives	$8,007	$1,545	$311

Derivative income (loss) is reported in net investment income except for the change in fair value of the embedded derivatives on our indexed annuity and universal life products, which is reported in interest sensitive product benefits.

We are exposed to credit losses in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings (currently rated A or better by nationally recognized statistical rating organizations). We have also entered into credit support agreements with the counterparties

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requiring them to post collateral when net exposures exceed pre-determined thresholds that vary by counterparty. The net amount of such exposure is essentially the market value less collateral held for such agreements with each counterparty. The call options are supported by securities collateral received of $7.9 million at December 31, 2017, which is held in a separate custodial account. Subject to certain constraints, we are permitted to sell or re-pledge this collateral, but do not have legal rights to the collateral; accordingly, it has not been recorded on our balance sheet. At December 31, 2017, none of the collateral had been sold or re-pledged. As of December 31, 2017 our net exposure to credit losses on derivatives was $6.9 million.

Low Income Housing Tax Credit Investments

We invest in non-guaranteed federal LIHTC, which are included in securities and indebtedness of related parties in the balance sheet. The carrying value of these investments totaled $82.4 million at December 31, 2017 and $91.3 million at December 31, 2016. There were impairment losses of $2.4 million recorded on these investments during 2017 with no impairments in 2016 or 2015. We use the equity method of accounting for these investments and recorded the following in our consolidated statement of operations.

LIHTC Equity Income (Loss), Net of Related Income Taxes

	Year ended December 31,
	2017	2016	2015
	(Dollars in thousands)
Equity losses from LIHTC	$(8,489)	$(7,547)	$(7,022)
Income tax benefits:
Tax benefits from equity losses	2,971	2,641	2,458
Investment tax credits	14,227	14,077	13,542
Equity income from LIHTC, net of related income benefits	$8,709	$9,171	$8,978

At December 31, 2017, we had committed to provide additional funds for limited partnerships and limited liability companies in which we invest. The amounts of these unfunded commitments totaled $51.0 million, including $1.7 million for commitments to LIHTC, which are summarized by year in the following table.

Commitments to LIHTC by Year

December 31, 2017
(Dollars in thousands)
2018	$829
2019	46
2020-2025	811
Total	$1,686

Other

At December 31, 2017, affidavits of deposits covering investments with a carrying value totaling $8,068.0 million were on deposit with state agencies to meet regulatory requirements. Fixed maturities with a carrying value of $443.9 million were on deposit with the Federal Home Loan Bank of Des Moines (FHLB) as collateral for funding agreements.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2017 includes real estate totaling $1.5 million.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded 10.0% of stockholders’ equity at December 31, 2017.

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3. Fair Values

The carrying and estimated fair values of our financial instruments are as follows:

Fair Values and Carrying Values

	December 31,
	2017		2016
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(Dollars in thousands)
Assets
Fixed maturities - available for sale	$7,262,537	$7,262,537	$6,977,608	$6,977,608
Equity securities - available for sale	126,437	126,437	129,912	129,912
Mortgage loans	973,435	989,503	818,686	840,337
Policy loans	191,398	236,223	188,254	230,656
Other investments	15,713	16,838	9,809	11,272
Cash, cash equivalents and short-term investments	30,534	30,534	5,371	5,371
Reinsurance recoverable	2,125	2,125	3,411	3,411
Assets held in separate accounts	651,963	651,963	597,072	597,072

Liabilities
Future policy benefits	$4,192,367	$4,147,654	$4,044,148	$3,903,177
Supplementary contracts without life contingencies	322,630	327,151	330,232	330,633
Advance premiums and other deposits	259,099	259,099	257,171	257,171
Other liabilities	268	268	114	114
Liabilities related to separate accounts	651,963	649,610	597,072	593,760

Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As not all financial instruments are actively traded, various valuation methods may be used to estimate fair value. These methods rely on observable market data or, if observable market data is not available, the best information available. Significant judgment may be required to interpret the data and select the assumptions used in the valuation estimates, particularly when observable market data is not available.

In the discussion that follows, we have ranked our financial instruments by the level of judgment used in the determination of the fair values presented above. The levels are defined as follows:

•                  Level 1 - Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•                  Level 2 - Fair values are based on inputs, other than quoted prices from active markets, that are observable for the asset or liability, either directly or indirectly.

•                  Level 3 - Fair values are based on significant unobservable inputs for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

The following methods and assumptions were used in estimating the fair value of our financial instruments:

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Fixed maturities:

Level 1 fixed maturities consist of U.S. Treasury issues that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 fixed maturities consist of corporate, mortgage- and asset-backed, United States Government agencies, state and political subdivisions and private placement corporate securities with observable market data, and in some circumstances recent trade activity. When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2.

Also included in Level 2 are private placement corporate bonds with no quoted market prices available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread.

Level 3 fixed maturities include corporate, mortgage- and asset-backed and private placement corporate securities for which there is little or no current market data available. We use external pricing sources, or if prices are not available we will estimate fair value internally. Fair values of private corporate investments in Level 3 are determined by reference to the public market, private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. For other securities for which an exit price based on relevant observable inputs is not obtained, the fair value is determined using a matrix calculation. Fair values estimated through the use of matrix pricing methods rely on an estimate of credit spreads to a risk-free U.S. Treasury yield. Selecting the credit spread requires judgment based on an understanding of the security and may include a market liquidity premium. Our selection of comparable companies as well as the level of spread requires significant judgment. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

We obtain fixed maturity fair values from a variety of external independent pricing services, including brokers, with access to observable data including recent trade information, if available. In certain circumstances in which an external price is not available for a Level 3 security, we will internally estimate its fair value. Our process for evaluation and selection of the fair values includes:

•                  We follow a “pricing waterfall” policy, which establishes the pricing source preference for a particular security or security type. The order of preference is based on our evaluation of the valuation methods used, the source’s knowledge of the instrument and the reliability of the prices we have received from the source in the past. Our valuation policy dictates that fair values are initially sought from third party pricing services. If our review of the prices received from our preferred source indicates an inaccurate price, we will use an alternative source within the waterfall and document the decision. In the event that fair values are not available from one of our external pricing services or upon review of the fair values provided it is determined that they may not be reflective of market conditions, those securities are submitted to brokers familiar with the security to obtain non-binding price quotes. Broker quotes tend to be used in limited circumstances such as for newly issued, private placement corporate bonds and other instruments that are not widely traded. For those securities for which an externally provided fair value is not available we use cash flow modeling techniques to estimate fair value.

•                  We evaluate third party pricing source estimation methodologies to assess whether they will provide a fair value that approximates a market exit price.

•                  We perform an overall analysis of portfolio fair value movement against general movements in interest rates and spreads.

•                  We compare period-to-period price trends to detect unexpected price fluctuation based on our knowledge of the market and the particular instrument. As fluctuations are noted, we will perform further research that may include discussions with the original pricing source or other external sources to ensure we are in agreement with the valuation.

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•      We compare prices between different pricing sources for unusual disparity.

•                  We meet at least quarterly with our Investment Committee, the group that oversees our valuation process, to discuss valuation practices and observations during the pricing process.

Equity securities:

Level 2 equity securities consist of common stock issued by the Federal Home Loan Bank of Des Moines (FHLB), with estimated fair value based on the current redemption value of the shares and non-redeemable preferred stock. Estimated fair value for the non-redeemable preferred stock is obtained from external pricing sources using a matrix pricing approach.

Level 3 equity securities consist of non-redeemable preferred stock for which no active market exists, and fair value estimates for these securities is based on the values of comparable securities that are actively traded. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

In the case for which external pricing services are used for certain Level 1 and Level 2 equity securities, our review process is consistent with the process used to determine the fair value of fixed maturities discussed above.

Mortgage loans:

Mortgage loans are not measured at fair value on a recurring basis. Mortgage loans are a Level 3 measurement as there is no current market for the loans. The fair value of our mortgage loans is estimated internally using a matrix pricing approach. Along with specific loan terms, two key management assumptions are required including the risk rating of the loan (our current rating system is A-highest quality, B-moderate quality, C-low quality, W-watch or F-foreclosure) and estimated spreads for new loans over the U.S. Treasury yield curve. Spreads are updated quarterly and loans are reviewed and rated annually with quarterly adjustments should significant changes occur. Our determination of each loan’s risk rating as well as selection of the credit spread requires significant judgment. A higher risk rating, as well as an increase in spreads, would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan.

Policy loans:

Policy loans are not measured at fair value on a recurring basis. Policy loans are a Level 3 measurement as there is no current market since they are specifically tied to the underlying insurance policy. The loans are relatively risk free as they cannot exceed the cash surrender value of the insurance policy. Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve. An increase in the risk-free interest rate would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan.

Other investments:

Level 2 other investments measured at fair value on a recurring basis include call options with fair values based on counterparty market prices adjusted for a credit component of the counterparty, net of collateral received. Level 3 other investments, which are not measured at fair value on a recurring basis, include a promissory note that is priced internally using a discounted cash flow based on our assessment of the credit risk of the borrower.

Cash, cash equivalents and short-term investments:

Level 1 cash, cash equivalents and short-term investments are highly liquid instruments for which historical cost approximates fair value.

Reinsurance recoverable:

Level 2 reinsurance recoverable includes embedded derivatives in our modified coinsurance contracts under which we cede or assume business. Fair values of these embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturities, which are valued consistent with the discussion of fixed maturities above.

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Assets held in separate accounts:

Level 1 assets held in separate accounts consist of mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Future policy benefits, supplementary contracts without life contingencies and advance premiums and other deposits:

Level 3 policy-related financial instruments of investment-type contracts are those not involving significant mortality or morbidity risks. No active market exists for these contracts and they are not measured at fair value on a recurring basis. Fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed. Fair values for our investment-type contracts with expected maturities, including deferred annuities, funding agreements and supplementary contracts, are determined using discounted cash flow valuation techniques based on current interest rates adjusted to reflect our credit risk and an additional provision for adverse deviation. For certain deposit liabilities with no defined maturities and no surrender charges, including pension-related deposit administration funds, advance premiums and other deposits, fair value is the account value or amount payable on demand. Significant judgment is required in selecting the assumptions used to estimate the fair values of these financial instruments. For contracts with known maturities, increases in current rates will result in a decrease in discounted cash flows and a decrease in the estimated fair value of the policy obligation.

Certain annuity contracts include embedded derivatives that are measured at fair value on a recurring basis. These embedded derivatives are a Level 3 measurement. The fair value of the embedded derivatives is based on the discounted excess of projected account values (including a risk margin) over projected guaranteed account values. The key unobservable inputs required in the projection of future values that require management judgment include the risk margin as well as the credit risk of our company. Should the risk margin increase or the credit risk decrease the discounted cash flows and the estimated fair value of the obligation will increase.

Other liabilities:

Level 2 other liabilities include the embedded derivatives in our modified coinsurance contracts under which we cede business. Fair values for the embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturities.

Liabilities related to separate accounts:

Separate account liabilities are not measured at fair value on a recurring basis. Level 3 separate account liabilities’ fair value is based on the cash surrender value of the underlying contract, which is the cost we would incur to extinguish the liability.

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Valuation of our Financial Instruments Measured on a Recurring Basis by Hierarchy Levels

	December 31, 2017
	Quoted prices in
	active markets	Significant other	Significant
	for identical	observable	unobservable
	assets (Level 1)	inputs (Level 2)	inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Fixed maturities:
Corporate securities	$—	$3,654,671	$33,600	$3,688,271
Residential mortgage-backed securities	—	482,358	9,124	491,482
Commercial mortgage-backed securities	—	619,606	85,701	705,307
Other asset-backed securities	—	775,391	53,480	828,871
United States Government and agencies	9,078	15,827	—	24,905
States and political subdivisions	—	1,523,701	—	1,523,701
Total fixed maturities	9,078	7,071,554	181,905	7,262,537
Non-redeemable preferred stocks	—	92,425	7,407	99,832
Common stocks	—	26,605	—	26,605
Other investments	—	14,824	—	14,824
Cash, cash equivalents and short-term investments	30,534	—	—	30,534
Reinsurance recoverable	—	2,125	—	2,125
Assets held in separate accounts	651,963	—	—	651,963
Total assets	$691,575	$7,207,533	$189,312	$8,088,420

Liabilities
Future policy benefits - indexed annuity embedded derivatives	$—	$—	$27,774	$27,774
Other liabilities	—	268	—	268
Total liabilities	$—	$268	$27,774	$28,042

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Valuation of our Financial Instruments Measured on a Recurring Basis by Hierarchy Levels

	December 31, 2016
	Quoted prices in
	active markets	Significant other	Significant
	for identical	observable	unobservable
	assets (Level 1)	inputs (Level 2)	inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Fixed maturities:
Corporate securities	$—	$3,649,536	$59,119	$3,708,655
Residential mortgage-backed securities	—	396,118	—	396,118
Commercial mortgage-backed securities	—	494,520	81,434	575,954
Other asset-backed securities	—	711,282	54,368	765,650
United States Government and agencies	11,943	20,129	—	32,072
States and political subdivisions	—	1,499,159	—	1,499,159
Total fixed maturities	11,943	6,770,744	194,921	6,977,608
Non-redeemable preferred stocks	—	95,006	7,411	102,417
Common stocks	—	27,495	—	27,495
Other investments	—	9,360	—	9,360
Cash, cash equivalents and short-term investments	5,371	—	—	5,371
Reinsurance recoverable	—	3,411	—	3,411
Assets held in separate accounts	597,072	—	—	597,072
Total assets	$614,386	$6,906,016	$202,332	$7,722,734

Liabilities
Future policy benefits - indexed annuity embedded derivatives	$—	$—	$15,778	$15,778
Other liabilities	—	114	—	114
Total liabilities	$—	$114	$15,778	$15,892

Level 3 Fixed Maturities by Valuation Source - Recurring Basis

	December 31, 2017
	Third-party	Priced
	vendors	internally	Total
	(Dollars in thousands)
Corporate securities	$4,555	$29,045	$33,600
Commercial mortgage-backed securities	85,701	—	85,701
Residential mortgage-backed securities	9,124	—	9,124
Other asset-backed securities	47,080	6,400	53,480
Total	$146,460	$35,445	$181,905
Percent of total	80.5%	19.5%	100.0%

	December 31, 2016
	Third-party	Priced
	vendors	internally	Total
	(Dollars in thousands)
Corporate securities	$17,684	$41,435	$59,119
Commercial mortgage-backed securities	81,434	—	81,434
Other asset-backed securities	39,308	15,060	54,368
Total	$138,426	$56,495	$194,921
Percent of total	71%	29.0%	100.0%

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Quantitative Information about Level 3 Fair Value Measurements - Recurring Basis

	December 31, 2017
			Unobservable
	Fair Value	Valuation Technique	Input	Range (Weighted Average)
	(Dollars in thousands)
Assets
Corporate securities	$27,682	Discounted cash flow	Credit spread	0.91% - 6.20% (4.17%)
Commercial mortgage-backed	72,224	Discounted cash flow	Credit spread	1.40% - 4.10% (2.50%)
Non-redeemable preferred stocks	7,407	Discounted cash flow	Credit spread	2.94% (2.94%)
Total assets	$107,313

Liabilities
Future policy benefits - indexed annuity embedded derivatives	$27,774	Discounted cash flow	Credit risk Risk margin	0.40% - 1.60% (0.90%) 0.15% - 0.40% (0.25%)

	December 31, 2016
			Unobservable
	Fair Value	Valuation Technique	Input	Range (Weighted Average)
	(Dollars in
	thousands)
Assets
Corporate securities	$47,398	Discounted cash flow	Credit spread	0.58% - 4.25% (2.81%)
Commercial mortgage-backed	81,434	Discounted cash flow	Credit spread	1.10% - 4.15% (2.95%)
Other asset-backed securities	6,461	Discounted cash flow	Credit spread	1.08% - 4.87% (3.45%)
Non-redeemable preferred stocks	7,411	Discounted cash flow	Credit spread	4.05% (4.05%)
Total assets	$142,704

Liabilities
Future policy benefits - indexed annuity embedded derivatives	$15,778	Discounted cash flow	Credit risk Risk margin	0.80% - 2.00% (1.25%) 0.15% - 0.40% (0.25%)

The tables above exclude certain securities with fair value based on non-binding broker quotes for which we could not reasonably obtain the quantitative unobservable inputs.

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Level 3 Financial Instruments Changes in Fair Value - Recurring Basis

	December 31, 2017
				Realized and unrealized
				gains (losses), net
					Included
	Balance,			Included	in other	Transfers	Transfers	Amortization	Balance,
	December			in net	comprehensive	into	out of	included in	December 31,
	31, 2016	Purchases	Disposals	income	income	Level 3 (1)	Level 3 (1)	net income	2017
	(Dollars in thousands)
Assets
Corporate securities	$59,119	$5,000	$(12,230)	$84	$(1,365)	$13,440	$(30,409)	$(39)	$33,600
Residential mortgage-backed securities	—	32,455	—	—	(1)	—	(23,331)	1	9,124
Commercial mortgage-backed securities	81,434	25,591	(802)	—	6,218	—	(26,658)	(82)	85,701
Other asset-backed securities	54,368	126,867	(8,886)	—	499	13,353	(132,700)	(21)	53,480
Non-redeemable preferred stocks	7,411	—	—	—	(4)	—	—	—	7,407
Total assets	$202,332	$189,913	$(21,918)	$84	$5,347	$26,793	$(213,098)	$(141)	$189,312

Liabilities
Future policy benefits - indexed annuity embedded derivatives	$15,778	$6,594	$(2,128)	$7,530	$—	$—	$—	$—	$27,774

	December 31, 2016
				Realized and unrealized
				gains (losses), net
					Included
	Balance,			Included	in other	Transfers	Transfers	Amortization	Balance,
	December			in net	comprehensive	into	out of	included in	December 31,
	31, 2015	Purchases	Disposals	income	income	Level 3 (1)	Level 3 (1)	net income	2016
	(Dollars in thousands)
Assets
Corporate securities	$49,076	$2,000	$(13,751)	$(27)	$(490)	$35,956	$(13,572)	$(73)	$59,119
Residential mortgage-backed securities	3,729	—	(3,722)	—	(137)	—	—	130	—
Commercial mortgage-backed securities	88,180	18,826	(1,656)	—	(141)	—	(23,852)	77	81,434
Other asset-backed securities	55,557	64,146	(11,621)	—	212	30,098	(84,045)	21	54,368
United States Government and agencies	8,726	—	—	—	486	—	(9,218)	6	—
States and political subdivisions	—	—	—	—	108	2,393	(2,501)	—	—
Non-redeemable preferred stocks	7,471	—	—	—	(60)	—	—	—	7,411
Total assets	$212,739	$84,972	$(30,750)	$(27)	$(22)	$68,447	$(133,188)	$161	$202,332

Liabilities
Future policy benefits - indexed annuity embedded derivatives	$9,374	$5,913	$(115)	$606	$—	$—	$—	$—	$15,778

(1)         Transfers into Level 3 represent assets previously priced using an external pricing service with access to observable inputs no longer available and therefore, were priced using non-binding broker quotes. Transfers out of Level 3 include those assets that we are now able to obtain pricing from a third party pricing vendor that uses observable inputs. The fair values of newly issued securities often require additional estimation until a market is created, which is generally within a few months after issuance. Once a market is created, as was the case for the majority of the

33

security transfers out of the Level 3 category above, Level 2 valuation sources become available. There were no transfers between Level 1 and Level 2 during the periods presented above.

Valuation of our Financial Instruments Not Reported at Fair Value by Hierarchy Levels

	December 31, 2017
	Quoted prices in
	active markets	Significant other	Significant
	for identical	observable	unobservable
	assets (Level 1)	inputs (Level 2)	inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Mortgage loans	$—	$—	$989,503	$989,503
Policy loans	—	—	236,223	236,223
Other investments	—	—	2,014	2,014
Total assets	$—	$—	$1,227,740	$1,227,740

Liabilities
Future policy benefits	$—	$—	$4,119,880	$4,119,880
Supplementary contracts without life contingencies	—	—	327,151	327,151
Advance premiums and other deposits	—	—	259,099	259,099
Liabilities related to separate accounts	—	—	651,963	651,963
Total liabilities	$—	$—	$5,358,093	$5,358,093

	December 31, 2016
	Quoted prices in
	active markets	Significant other	Significant
	for identical	observable	unobservable
	assets (Level 1)	inputs (Level 2)	inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Mortgage loans	$—	$—	$840,337	$840,337
Policy loans	—	—	230,656	230,656
Other investments	—	—	1,912	1,912
Total assets	$—	$—	$1,072,905	$1,072,905

Liabilities
Future policy benefits	$—	$—	$3,887,399	$3,887,399
Supplementary contracts without life contingencies	—	—	330,633	330,633
Advance premiums and other deposits	—	—	257,171	257,171
Liabilities related to separate accounts	—	—	593,760	593,760
Total liabilities	$—	$—	$5,068,963	$5,068,963

Level 3 Financial Instruments Measured at Fair Value on a Nonrecurring Basis

Certain assets are measured at fair value on a nonrecurring basis, generally mortgage loans or real estate that have been deemed to be impaired during the reporting period. There were no mortgage loans or real estate impaired to fair value during 2017 or 2016.

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4. Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding a portion of our exposure to other insurance companies. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with current retention limits ranging up to $1.0 million of coverage per individual life. Certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance. We have assumed closed blocks of certain life and annuity business through coinsurance and modified coinsurance agreements.

We may cede certain losses under an annual 100% quota share accidental death reinsurance agreement. Coverage includes all acts of terrorism including those of a nuclear, chemical or biological origin. Coverage is subject to an annual aggregate retention of $15.2 million. A maximum occurrence limit of $50.0 million per aircraft applies to policies written on agents of the Company who are participating in company-sponsored incentive trips. Additionally, a $200.0 million occurrence limit applies to employees in the home office building, net of reinsurance on group life policies. All other occurrence catastrophes are unlimited in amount.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet their obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

Ceded reinsurance reduces our revenues by the amount that we pay for premium or forego in product charges and reduces our benefits and expenses by reimbursements of claims by our reinsurers. Assumed reinsurance adds to our premiums or product charges and to benefits and expenses related to the business we assume. These impacts are shown in the table below.

Impact of Reinsurance on our Financial Statements

	Year ended December 31,
	2017	2016	2015
	(Dollars in thousands)
Ceded (reductions to financial statement items):
Premiums and product charges	$32,922	$33,058	$33,462
Insurance benefits	24,159	22,515	26,183
Allowances for expenses and commissions	4,548	4,709	4,945
Assumed (additions to financial statement items):
Premiums and product charges	2,637	2,670	2,751
Insurance benefits	6,356	2,302	1,231
Allowances for expenses and commissions	1,543	1,427	1,570

Reinsurance in Force and Percentage of Direct Life Insurance in Force

	Year ended December 31,
	2017		2016
	(Dollars in millions)
Ceded reinsurance	$14,087	22.5%	$14,258	23.5%
Assumed reinsurance	487	0.8%	524	0.9%

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Policy Provisions

Analysis of the Value of Insurance in Force Acquired

	Year ended December 31,
	2017	2016	2015
	(Dollars in thousands)
Balance at beginning of year	$21,608	$24,000	$26,436
Amortization per fixed schedule	(2,178)	(2,198)	(2,384)
Impact of unlocking actuarial assumptions	—	(194)	(52)
Balance at end of year	19,430	21,608	24,000
Impact of net unrealized investment gains and losses	(14,870)	(12,382)	(3,087)
Value of insurance in force acquired	$4,560	$9,226	$20,913

We amortize the value of insurance in force based on a fixed amortization schedule. Net amortization, based on our fixed amortization schedules, for the next five years is expected to be as follows: 2018 - $2.2 million; 2019 - $2.1 million; 2020 - $2.2 million; 2021 - $2.0 million; and 2022 - $2.0 million.

Certain variable annuity and variable universal life contracts in our separate accounts and in variable business we have assumed through reinsurance partners have minimum interest guarantees on funds deposited in our general account. In addition, we have certain variable annuity contracts that include a) guaranteed minimum death benefits (GMDB), b) an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon the death of the contract holder, and/or c) a guaranteed minimum income benefit (GMIB) that provides monthly income to the contract holder after the eighth policy year.

GMDB, IDB and GMIB Net Amount at Risk by Type of Guarantee

	December 31, 2017		December 31, 2016
	Separate		Separate
	Account	Net Amount	Account	Net Amount
	Balance	at Risk	Balance	at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$173,761	$442	$159,617	$543
Return the greater of highest anniversary value or net deposits	292,112	1,068	270,539	2,920
Incremental death benefit	265,456	67,350	241,142	53,933
Guaranteed minimum income benefit	29,987	—	32,733	—
Total		$68,860		$57,396

The separate account assets are primarily comprised of stock and bond mutual funds. The net amount at risk for these contracts is based on the amount by which GMDB, IDB or GMIB exceeds account value. The reserve for GMDBs, IDBs or GMIBs, determined using modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $6.9 million at December 31, 2017 and $5.8 million at December 31, 2016. The weighted average age of the contract holders with GMDB, IDB or GMIB rider exposure was 66 years at December 31, 2017 and 62 years at December 31, 2016. Benefits paid for GMDBs, IDBs and GMIBs totaled $0.8 million for 2017, $0.5 million for 2016 and $0.4 million for 2015.

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5. Income Taxes

We file a consolidated federal income tax return with our parent and certain of its subsidiaries. The companies included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. This allocation typically results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled. A valuation allowance is required if it is more likely than not that a deferred tax asset will not be realized. In assessing the need for a valuation allowance we considered the scheduled reversal of deferred tax liabilities, projected future taxable income, taxable income from prior years available for recovery and tax planning strategies. Based on the available positive and negative evidence regarding future sources of taxable income, we have determined that the establishment of a valuation allowance was not necessary at December 31, 2017 and 2016.

The Tax Act makes broad changes to the U.S. tax code that potentially impact our companies, including 1) reducing the federal statutory tax rate from 35% to 21%, 2) eliminating the corporate alternative minimum tax, 3) further limiting interest expense deductions, 4) changing the rules regarding use of net operating losses, and 5) allowing immediate expensing of capital assets acquired after September 27, 2017. Due to the reduced statutory tax rate, we were required to remeasure our deferred tax assets and liabilities using the lower rate at December 22, 2017, the date of enactment. This remeasurement resulted in a reduction of net deferred tax liabilities of $86.4 million, which includes $48.8 million related to deferred taxes previously recognized in accumulated other comprehensive income. This represents a provisional estimate of the impact of the Tax Act, as it is based on our current understanding of the legislation. As additional guidance is released, the estimate will be updated as necessary during 2018. No other provisions of the Tax Act had a significant impact on our 2017 income tax provisions.

Income Tax Expenses (Credits)

	Year ended December 31,
	2017	2016	2015
	(Dollars in thousands)
Taxes provided in consolidated statements of operations on:
Income before equity loss:
Current	$37,419	$38,708	$43,612
Deferred	(78,803)	7,598	4,679
	(41,384)	46,306	48,291

Equity loss, including low income housing tax credits	(15,804)	(15,498)	(15,706)

Taxes provided in consolidated statements of changes in stockholder’s equity:
Accumulated other comprehensive income	42,707	19,614	(78,389)
	$(14,481)	$50,422	$(45,804)

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Effective Tax Rate Reconciliation to Federal Income Tax Rate

	Year ended December 31,
	2017	2016	2015
	(Dollars in thousands)
Income before income taxes and equity loss	$139,170	$140,526	$151,576

Income tax at federal statutory rate (35%)	$48,710	$49,184	$53,052
Tax effect (decrease) of:
Tax-exempt dividend and interest income	(3,384)	(2,943)	(3,219)
Remeasurement of deferred taxes under the Tax Act	(86,404)	—	—
Other items	(306)	65	(1,542)
Income tax expense	$(41,384)	$46,306	$48,291

In 2015, the other items affecting the effective tax rate include a $1.8 million tax benefit resulting from the disposition of an equity method investment, for which the carrying value consisted solely of nondeductible goodwill.

Tax Effect of Temporary Differences Giving Rise to Deferred Income Tax Assets and Liabilities

	December 31,
	2017	2016
	(Dollars in thousands)
Deferred income tax assets:
Future policy benefits	$21,926	$30,340
Accrued benefit and compensation costs	—	2,903
Accrued dividends	362	483
Other	1,504	1,741
	23,792	35,467
Deferred income tax liabilities:
Fixed maturity and equity securities	117,374	130,486
Deferred acquisition costs	31,134	62,599
Value of insurance in force acquired	958	3,229
Property and equipment	2,802	3,926
Accrued benefit and compensation costs	486	—
Other	4,657	4,944
	157,411	205,184
Net deferred income tax liability	$133,619	$169,717

Deferred tax assets and liabilities at December 31, 2016 are recorded at a 35% tax rate, the enacted tax rate at that time. Deferred taxes at December 31, 2017 are recorded at a 21% tax rate, as under the Tax Act this is the enacted rate that will be in effect when the temporary differences are expected to reverse.

We recognize the benefits of uncertain tax positions when the benefits are more-likely-than-not to be sustained. We had no reserve for uncertain tax positions at December 31, 2017 and December 31, 2016. We recognize interest related to uncertain tax positions in interest expense and related penalties in other expenses. We paid no such interest and penalties related to federal income taxes during 2017 or 2016. We do not expect any significant changes in the amount of our reserve for uncertain tax positions within the next twelve months. We are no longer subject to U.S. federal, state and local income tax examinations by tax authorities for tax years prior to 2014.

We invest in LIHTC, which generate pre-tax losses but after-tax gains as the related tax credits are realized. The timing of the realization of tax credits is subject to fluctuation from period to period due to the timing of housing project completions and the approval of tax credits. These tax credits, which are reported in equity income, totaled $14.2 million in 2017, $14.1 million in 2016 and $13.5 million in 2015.

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6. Comprehensive Income

Comprehensive income includes net income, as well as unrealized gains and losses on our available-for-sale securities and the underfunded obligation for postretirement benefit plans. The items not included in net income are included in accumulated other comprehensive income, net of tax and other offsets, in stockholder’s equity. The changes in unrealized gains and losses reported in our Statement of Comprehensive Income (Loss), excludes net investment gains and losses included in net income which represent transfers from unrealized to realized gains and losses.

Accumulated Other Comprehensive Income, Net of Tax and Other Offsets

	Unrealized	Accumulated	Underfunded
	Net Investment	Non-Credit	Portion of
	Gains	Impairment	Postretirement
	(Losses) (1)	Gains (Losses)	Benefit Plans	Total
		(Dollars in thousands)
Balance at January 1, 2015	$261,967	$1,722	$183	$263,872
Other comprehensive income before reclassifications	(142,214)	(1,182)	—	(143,396)
Reclassification adjustments	(2,072)	(90)	(22)	(2,184)
Balance at December 31, 2015	117,681	450	161	118,292
Other comprehensive income before reclassifications	38,011	1,337	—	39,348
Reclassification adjustments	(1,425)	(1,476)	(14)	(2,915)
Balance at December 31, 2016	154,267	311	147	154,725
Other comprehensive income before reclassifications	86,885	136	—	87,021
Reclassification related to the Tax Act	48,660	90	11	48,761
Reclassification adjustments	15	—	(98)	(83)
Balance at December 31, 2017	$289,827	$537	$60	$290,424

(1)         Unrealized net investment gains (losses) relate to available-for-sale securities and include the impact of taxes, deferred acquisition costs, value of insurance in force acquired, unearned revenue reserves and policyholder liabilities. See Note 2 for further information.

(2)         For descriptions of the underfunded portion of our postretirement benefit plans, see Note 8.

(3)         Reclassification of the initial impact of the remeasurement of deferred tax assets and liabilities upon enactment of the Tax Act. See discussion of this accounting change as discussed in Note 1.

Accumulated Other Comprehensive Income Reclassification Adjustments

	Year ended December 31, 2017
			Underfunded
	Unrealized	Accumulated	Portion of
	Net Investment	Non-Credit	Postretirement
	Gains	Impairment	Benefit
	(Losses) (1)	Losses (1)	Plans (2)	Total
	(Dollars in thousands)
Realized capital gains on sales of investments	$(255)	$—	$—	$(255)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	274	—	—	274
Other than temporary impairment losses	—	—	—	—
Other expenses: Change in unrecognized postretirement items - net actuarial loss	—	—	(149)	(149)
Reclassifications before income taxes	19	—	(149)	(130)
Income taxes	(4)	—	51	47
Reclassification adjustments	$15	$—	$(98)	$(83)

39

Accumulated Other Comprehensive Income Reclassification Adjustments

	Year ended December 31, 2016
			Underfunded
	Unrealized	Accumulated	Portion of
	Net Investment	Non-Credit	Postretirement
	Gains	Impairment	Benefit
	(Losses) (1)	Losses (1)	Plans (2)	Total
	(Dollars in thousands)
Realized capital gains on sales of investments	$(1,349)	$—	$—	$(1,349)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	(844)	180	—	(664)
Other than temporary impairment losses	—	(2,451)	—	(2,451)
Other expenses: Change in unrecognized postretirement items - net actuarial gain	—	—	(22)	(22)
Reclassifications before income taxes	(2,193)	(2,271)	(22)	(4,486)
Income taxes	768	795	8	1,571
Reclassification adjustments	$(1,425)	$(1,476)	$(14)	$(2,915)

	Year ended December 31, 2015
			Underfunded
	Unrealized	Accumulated	Portion of
	Net Investment	Non-Credit	Postretirement
	Gains	Impairment	Benefit
	(Losses) (1)	Losses (1)	Plans (2)	Total
	(Dollars in thousands)
Realized capital gains on sales of investments	$(3,412)	$—	$—	$(3,412)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	224	7	—	231
Other than temporary impairment losses	—	(146)	—	(146)
Other expenses: Change in unrecognized postretirement items - net actuarial loss	—	—	(34)	(34)
Reclassifications before income taxes	(3,188)	(139)	(34)	(3,361)
Income taxes	1,116	49	12	1,177
Reclassification adjustments	$(2,072)	$(90)	$(22)	$(2,184)

(1)   See Note 2 for further information.

(2)   See Note 8 for further information.

7. Retirement and Compensation Plans

Our parent sponsors or participates in multiple benefit plans, including a multiemployer defined benefit plan, a defined contribution plan and postretirement benefit plan. All participants are direct employees of our parent and related plan expenses are allocated to us and our affiliates. We have no legal obligation for benefits under these plans.

The multiemployer defined benefit plan is considered qualified under Internal Revenue Service regulations, and covers substantially all employees of the group who were employed on January 1, 2013, having attained age 21 and one year of service. Benefits are based on years of service and employee’s compensation. Net periodic pension cost of the plan is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Those participants who had not attained age 40 and 10 years of service as of January 1, 2013 no longer accrue additional years of service in the plan. We also provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal law, as well as benefits to former employees who accepted an early retirement window. Our share of pension expense for all defined benefit pension plans aggregated $3.3 million in 2017, $3.4 million in 2016 and $5.7 million in 2015.

40

Our parent also grants cash-based restricted stock units to certain executives that vest and pay out over varying periods and may be contingent upon performance or continued employment. The amount payable per unit awarded is equal to the price per share of our parent’s common stock at settlement of the award. Our share of expense related to such awards totaled $1.0 million in 2017 and 2016 and $0.7 million in 2015.

The 401(k) defined contribution plan covers substantially all employees of the group and includes matching contributions. New employees and current employees who had not attained age 40 and ten years of service as of January 1, 2013 and who are employed on December 31 are eligible to receive a discretionary company contribution. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Our expense related to the plan totaled $2.1 million in 2017, $2.0 million in 2016 and $1.8 million in 2015.

In addition to benefits offered under the aforementioned benefit plans, our parent and several other affiliates participate in a plan that provides group term life insurance benefits to retirees who worked full-time for ten years and attained age 55 while in service. This plan is no longer being offered to employees retiring after December 31, 2016. Due to this change, we recognized $0.2 million in curtailment gain in 2016. Postretirement benefit expense for this plan is allocated in a manner consistent with pension expense discussed above. We also have two single-employer plans that provide health and medical benefits to a small group of retirees. Postretirement benefit income/(expense) totaled ($0.1) million in 2017 and 2016 and $0.1 million in 2015. Changes in the underfunded portion of these plans, reported in other comprehensive income, aggregated ($0.1) million in 2017 and less than ($0.1) million in 2016 and 2015.

We and our parent have established deferred compensation plans for certain current and former employees. Liabilities for these plans are accrued as the related benefits are earned. Expenses under these plans totaled $0.5 million in 2017, $0.4 million in 2016 and $0.2 million in 2015.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

8. Management and Other Agreements

We share certain office facilities and services with the IFBF and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs.

We participate in a management agreement with our parent, under which it provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain services to us under a separate arrangement. We incurred related expenses totaling $6.1 million in 2017 and $6.0 million in 2016 and 2015.

We have software, equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of our parent. We incurred expenses under these agreements of $1.9 million in 2017, $2.4 million in 2016 and $2.3 million in 2015. We also have an expense allocation agreement with Farm Bureau Property & Casualty Insurance Company (Farm Bureau Property & Casualty) for the use of property and equipment. Expense relating to this agreement totaled $0.2 million in 2017, $0.3 million in 2016 and $0.6 million in 2015.

FBL Financial Services, Inc., a wholly-owned subsidiary of our parent, provides investment advisory services to us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $10.6 million during 2017, $10.0 million during 2016 and $9.5 million during 2015 related to these services.

Farm Bureau Property & Casualty and another affiliate will, on occasion, enter into structured settlement arrangements with another affiliate, FBL Assigned Benefit Company (ABC). For a fee, ABC relieves the purchaser of contractual obligations relating to the underlying claim and funds payments to the policyholder with an annuity contract purchased from us. ABC guarantees that we will honor our obligations under the annuity contract. Annuity contracts issued under this agreement totaled $0.9 million in 2017, $1.1 million in 2016 and $0.9 million in 2015.

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We have service agreements with the Farm Bureau-affiliated property-casualty companies operating within our marketing territory, including Farm Bureau Property & Casualty and another affiliate. Under the service agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. We incurred expenses totaling $9.1 million in 2017, $8.6 million in 2016 and $9.9 million in 2015 relating to these arrangements.

We are licensed by the IFBF to use the Farm Bureau and FB designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.6 million in 2017 and 2016 and 2015. We have similar arrangements with other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.8 million in 2017 and 2016 and $1.7 million 2015.

9. Commitments and Contingencies

Legal Proceedings

In the normal course of business, we may be involved in litigation in which damages are alleged that are substantially in excess of contractual policy benefits or certain other agreements. We are not aware of any such claims threatened or pending against Farm Bureau Life Insurance Company (Farm Bureau Life) or our subsidiary.

Other

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims to be paid during the period and a liability is established at each balance sheet date for any unpaid claims. Adjustments, if any, resulting in changes in the estimate of claims incurred are reflected in operations in the periods in which such adjustments are known.

Our parent leases our home office properties from a wholly-owned subsidiary of the IFBF under a 10-year operating lease, which expires in 2021. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2017 is $1.7 million per year through 2022. Rent expense for the lease totaled $3.3 million in 2017 and 2016 and $3.2 million in 2015. These amounts are net of $0.1 million in 2017, 2016 and 2015 in amortization of a deferred gain on the transfer of the home office properties. The remaining unamortized deferred gain totaled $0.5 million at December 31, 2017 and $0.7 million at December 31, 2016.

From time to time, assessments are levied on us by life and health guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. Expenses for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2017, 2016 and 2015.

10. Statutory Insurance Information

The statutory financial statements of Farm Bureau Life and Greenfields are prepared in accordance with the accounting practices prescribed or permitted by the Insurance Division of the state of Iowa and the Colorado Division of Insurance, respectively. Those insurance divisions have adopted the accounting guidance contained in the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (the Manual) as the prescribed accounting practice for insurance companies domiciled in their state. The insurance divisions may permit accounting practices that differ from those prescribed by the Manual. None of our statutory accounting practices differed materially from those prescribed by the Manual. Several differences exist between GAAP and statutory accounting practices. Principally, under statutory accounting, deferred acquisition costs are not capitalized, fixed maturity securities are generally carried at amortized cost, insurance liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

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Statutory Information of our Insurance Subsidiaries

	Year ended December 31,
	2017	2016	2015
	(Dollars in thousands)
Farm Bureau Life:
Net gain from operations (excludes impact of realized gains and losses on investments)	$106,062	$106,143	$100,013
Net income	104,947	100,657	106,009
Greenfields:
Net loss from operations (excludes impact of realized gains and losses on investments)	(192)	(443)	(362)
Net loss	(192)	(443)	(362)

	Farm Bureau Life		Greenfields
	December 31,		December 31,
	2017	2016	2017	2016
	(Dollars in thousands)
Total capital and surplus	$615,973	$617,321	$9,006	$9,273
Unassigned surplus (deficit)	482,490	483,838	(1,794)	(1,527)
Risk-Based Capital measurements:
Total adjusted capital	682,570	685,721	9,028	9,289
Company action level capital	123,628	125,994	172	173
RBC Ratio	552%	544%	5,249%	5,322%

State laws specify regulatory actions if an insurer’s risk-based capital (RBC) ratio, a measure of solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC based on the various risk factors related to an insurance company’s capital and surplus, including insurance, business, asset and interest rate risks. The insurance regulators monitor the level of RBC against a statutory “authorized control level” RBC at which point regulators have the option to assume control of the insurance company. The company action level RBC is 200% of the authorized control level and is the first point at which any action would be triggered.

Farm Bureau Life’s ability to pay dividends to our parent company is restricted by the Iowa Insurance Holding Company Act to earned surplus arising from its business as of the date the dividend is paid. In addition, prior approval of the Iowa Insurance Commissioner is required for a dividend distribution of cash or other property whose fair value, together with that of other dividends made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders’ surplus as of the preceding year end, or (ii) the statutory net gain from operations of the insurer for the preceding calendar year. As shown in the tables above, at December 31, 2017, Farm Bureau Life’s net gain from operations of $106.1 million, exceeded 10% of statutory surplus; accordingly, that amount is the maximum available for distribution to FBL Financial Group, Inc. without regulatory approval during 2018. Timing of such dividends during the year is limited based on the timing of dividends paid within the preceding 12 months.

11. Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and indexed annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities primarily consist of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we

43

bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With indexed annuities, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of corporate items and products/services that do not meet the quantitative threshold for separate segment reporting, including closed blocks of variable annuity, variable universal life insurance and accident and health insurance products. This segment also includes investments and related investment income not specifically allocated to our product segments.

We use non-GAAP operating income (a measure of earnings not recognized under GAAP), in addition to net income, to measure our performance. Non-GAAP operating income, for the periods presented, consists of net income adjusted to exclude the impact of changes in federal statutory income tax rates and tax laws, realized gains and losses on investments and the change in net unrealized gains and losses on derivatives, which can fluctuate greatly from period to period. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income (loss). Specifically, call options relating to our indexed business are one-year assets while the embedded derivatives in the indexed contracts represent the rights of the contract holder to receive index credits over the entire period the indexed annuities are expected to be in force. During 2017, we revised our non-GAAP operating income definition to remove from net income the initial impact to deferred income taxes from a change in tax laws. Such changes can create an unusual one-time remeasurement of deferred taxes not reflective of normal operations. The revision did not impact 2016 or 2015 non-GAAP operating earnings but did affect 2017, with the recent enactment of the Tax Act. See Note 5 to our consolidated financial statements for additional information regarding the Tax Act.

Non-GAAP operating income is not a measure used in financial statements prepared in accordance with GAAP, but is a common life insurance industry measure of performance. We use non-GAAP operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

We analyze our segment results based on pre-tax non-GAAP operating income. Accordingly, income taxes are not allocated to the segments. In addition, non-GAAP operating results are reported net of transactions between the segments. Adjustments to net income are net of amortization of unearned revenue reserves, deferred acquisition costs and value of insurance in force acquired, as well as changes in interest sensitive product reserves and income taxes attributable to these items. While not applicable for the periods reported herein, our non-GAAP operating income policy also calls for adjustments to net income relating to the following:

•      settlements or judgments arising from lawsuits, net of any recoveries from third parties,

•      the cumulative effect of changes in accounting principles and

•      discontinued operations.

In 2016, due to changes in product offerings since the last amendment to our policy for calculating non-GAAP operating income, we refined our calculation of non-GAAP operating income to include offsets relating to changes in interest sensitive product reserves. These offsets, net of tax, decreased non-GAAP operating income $0.5 million in 2017 and increased non-GAAP operating income $0.9 million in 2016. These offsets, net of tax, not taken into account in the computation of non-GAAP operating income for 2015 would have increased non-GAAP operating income $0.1 million.

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Reconciliation Between Net Income and Non-GAAP Operating Income

	Year ended December 31,
	2017	2016	2015
	(Dollars in thousands)
Net income	191,853	105,660	112,807
Net income adjustments:
Initial impact of the Tax Act	(86,404)	—	—
Realized gains/losses on investments (1)	2,381	1,005	(8,877)
Change in net unrealized gains/losses on derivatives (1)	(2,229)	(1,622)	135
Non-GAAP operating income	$105,601	$105,043	$104,065

Financial Information Concerning our Operating Segments

	Year ended December 31,
	2017	2016	2015
	(Dollars in thousands)
Pre-tax non-GAAP operating income:
Annuity	$66,430	$63,822	$67,951
Life Insurance	52,333	55,413	52,159
Corporate and Other	16,138	16,286	14,648
Total pre-tax non-GAAP operating income	134,901	135,521	134,758
Income taxes on non-GAAP operating income	(29,300)	(30,478)	(30,693)
Non-GAAP operating income	$105,601	$105,043	$104,065

Non-GAAP operating revenues:
Annuity	$221,793	$212,283	$210,421
Life Insurance	417,070	413,882	407,979
Corporate and Other	78,906	78,335	78,817
	717,769	704,500	697,217
Net realized gains/losses on investments (1)	(3,902)	(2,221)	11,065
Change in net unrealized gains/losses on derivatives (1)	2,263	6,549	(2,691)
Consolidated revenues	$716,130	$708,828	$705,591

Net investment income:
Annuity	$217,308	$208,476	$207,897
Life Insurance	156,796	153,862	151,743
Corporate and Other	32,037	29,635	28,546
	406,141	391,973	388,186
Change in net unrealized gains/losses on derivatives (1)	2,263	6,550	(2,691)
Consolidated net investment income	$408,404	$398,523	$385,495

Depreciation and amortization:
Annuity	$6,388	$7,923	$4,567
Life Insurance	17,754	13,119	17,649
Corporate and Other	591	6,351	8,718
	24,733	27,393	30,934
Net realized gains (losses) on investments (1)	(240)	(673)	225
Change in net unrealized gains/losses on derivatives (1)	(146)	350	92
Consolidated depreciation and amortization	$24,347	$27,070	$31,251

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Operating Segment Assets

	December 31,
	2017	2016
	(Dollars in thousands)
Assets:
Annuity	$4,609,953	$4,454,342
Life Insurance	3,368,480	3,257,630
Corporate and Other	1,591,074	1,492,015
	9,569,507	9,203,987
Unrealized gains in accumulated other comprehensive income (2)	373,343	237,337
Consolidated assets	$9,942,850	$9,441,324

(1)         Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred sales inducements, deferred acquisition costs and value of insurance in force acquired, as well as changes in interest sensitive product reserves and income taxes attributable to these items.

(2)         Amounts are net adjustments for assumed changes in deferred acquisition costs and value of insurance in force acquired attributable to these items.

Depreciation and amortization related to property and equipment are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the Corporate and Other segment.

Interest expense and expenditures for long-lived assets were not significant during the periods presented above. Goodwill at December 31, 2017 and 2016 was allocated to the segments as follows: Annuity ($3.9 million) and Life Insurance ($6.1 million).

Prior to 2017, securities and indebtedness of related parties were attributable to the Corporate and Other segment. In 2017, we began to assign a portion of our investments held in securities and indebtedness of related parties to the Life Insurance segment. The following chart provides the related equity income (loss) by segment.

Equity Income (Loss) by Operating Segment

	Year ended December 31,
	2017	2016	2015
	(Dollars in thousands)
Pre-tax equity income (loss):
Life Insurance	$2,741	$—	$—
Corporate and Other	(7,246)	(4,057)	(6,183)
Total pre-tax equity loss	(4,505)	(4,057)	(6,183)

Income taxes	15,804	15,497	15,705
Equity income, net of related income taxes	$11,299	$11,440	$9,522

Premium Concentration by State

	Year ended December 31,
	2017	2016	2015
Life and annuity collected premiums:
Iowa	25.9%	25.1%	26.2%
Kansas	18.1	19.1	18.6
Oklahoma	8.2	8.0	8.9

46

12. Subsequent Events

During March 2018, our board of directors approved and we paid a $50 million cash dividend to our parent.

47

PART C

OTHER INFORMATION

Item 26. Exhibits

a.	Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(1)

b.	None.

c.	(1)	Underwriting Agreement.(10)

	(2)	Career Agent’s Contract.(3)

	(3)	Commission Schedules. (See Exhibit 3(b) above.)(3)

	(4)	Paying Agent Agreement.(3)

d.	(1)	Policy Form.(5)

	(2)	Universal Cost of Living Increase Rider.(5)

	(3)	Universal Waiver of Charges Rider.(5)

	(4)	Universal Convertible Term Life Insurance Rider.(5)

	(5)	Universal Children’s Term Life Insurance Rider.(5)

	(6)	Death Benefit Guarantee Rider.(5)

	(7)	Universal Guaranteed Insurability Option Rider.(5)

e.	(1)	Application Form.(5)

	(2)	Suitability Supplement.(5)

f.	(1)	Certificate of Incorporation of the Company.(1)

	(2)	By-Laws of the Company.(1)

g.	Reinsurance Agreement between Farm Bureau Life Insurance Company and Hanover Life Reassurance Company of America.(6)

	(2)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Business Men’s Assurance Company of America.(6)

	(3)	Reinsurance Agreement between Farm Bureau Life Insurance Company and The Lincoln National Life Insurance Company.(6)

	(4)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Generali USA Life Reassurance Company.(8)

	(5)	Reinsurance Agreement between Farm Bureau Life Insurance Company and RGA Reinsurance Company.(8)

	(6)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Munich American Reassurance Company.(8)

h.	(1)	Amended and Restated Participation Agreement relating to Equitrust Variable Insurance Series Fund.(9)

(a) Administrative Services Agreement.(12)

	(2)	Amended and Restated Participation Agreement relating to Fidelity Variable Insurance Products Fund.(10)

(a) Amended and Restated Service Contract.(10)

(b) Service Agreement.(12)

	(3)	Participation Agreement relating to T. Rowe Price Equity Series, Inc. Fund and T. Rowe Price International Series, Inc.(2)

(a) Amended Schedule to Participation Agreement.(4)

(b) Amended Schedule to Participation Agreement.(10)

(c) Amendment to Participation Agreement.(15)

(4)	Participation Agreement relating to American Century Funds.(7)

(a) Amendment to Shareholder Services Agreement.(7)

(b) Amendment to Participation Agreement.(10)

(c) Amendment to Shareholder Services Agreement.(10)

(d) Novation Agreement relating to American Century Investment Services, Inc. (11)

(5)	Participation Agreement relating to Federated Insurance Series Fund.(13)

(a) Shareholder Information Agreement (Rule 22c-2).(13)

(b) Amendment to Participation Agreement.(13)

(6)	Participation Agreement and Administrative Services Agreement relating to Dreyfus Funds.(4)

(a) Amended Schedule to Participation Agreement Distribution Agreement.(7)

(b) Shareholder Information Agreement (Rule 22c-2).(9)

(c) Amended Schedule to Participation Agreement.(10)

(d) Amended Schedule to Administrative Services Agreement.(10)

(7)	Participation Agreement relating to Franklin Templeton Funds.(4)

(a) Amendment to Participation Agreement.(10)

(b) Amendment to Participation Agreement.(7)

(c) Amendment to Participation Agreement.(10)

(d) Amendment to Participation Agreement.(10)

(e) Amendment to Participation Agreement.(14)

(f) Participation Agreement Addendum.(15)

(8)	Participation Agreement relating to J.P. Morgan Series Trust II.(4)

(a) Amendment to Participation Agreement (Rule 22c-2).(9)

(b) Amendment to Participation Agreement. (11)

(c) Amendment to Supplemental Payment Agreement. (11)

(9)	Participation Agreement relating to Summit Pinnacle Series.(4)

(a) Amendment to Participation Agreement.(10)

(b) Rule 12b-1 Agreement.(10)

(c) Amendment to Administrative Services Agreement.(10)

(d) Novation Agreement relating to Participation Agreement.(15)

(e) Novation Agreement relating to Administrative Service Agreement.(15)

i.	None.

j.	(1)	Fidelity Shareholder Information Agreement (Rule 22c-2).(9)

	(2)	T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(9)

	(3)	American Century Shareholder Information Agreement (Rule 22c-2).(9)

	(4)	Franklin Templeton Shareholder Information Agreement (Rule 22c-2).(9)

	(5)	Summit Shareholder Information Agreement (Rule 22c-2).(9)

k.	Opinion and Consent of Lori Geadelmann, Esquire.(15)

l.	None.

m.	None.

n.	(1)	Consent of Ernst & Young LLP.(15)

(2)	Consent of Eversheds Sutherland (US) LLP.(15)

(3)	Opinion and Consent of Carolyn Eddy Langenwalter, Life Actuarial Product Strategy Vice President.(15)

o.	Financial Statement Schedules.(15)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information

Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

p.	None.

q.	Memorandum describing the Company’s issuance, transfer and redemption procedures for the Policy.(11)

r.	Powers of Attorney.(14), (15)

(1)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1998.

(2)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on March 1, 2000.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 26, 2001.

(4)

Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 27, 2001.

(5)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-87766) filed with the Securities and Exchange Commission on May 6, 2002.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2003.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2005.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 28, 2006.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 27, 2007.

(10)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2008.

(11)	Incorporated herein by reference to Post Effective Amendment No. 12 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on May 27, 2010.

(12)	Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2011.

(13)	Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 27, 2012.

(14)	Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 26, 2013.

(15)	Filed herein.

Item 27. Directors and Officers of the Depositor

Name and
Principal Business Address*	Positions and Offices
Richard Felts	Director
James A. Holte	Director
Todd R. Fornstrom	Director
Hans C. McPherson	Director
Mark H. Buskohl	Director
Ron B. Gibson	Director
Rodd A. Moesel	Director
Carlton Kjos	Director
Steve Nelson	Director
Nicholas P. Podhajsky	Director
Kevin D. Paap	Director
Daryl J. Lies	Director
Bryan L. Searle	Director

Name and
Principal Business Address*	Positions and Offices
Stefanie A. Smallhouse	Director
Calvin L. Rozenboom	Director
Philip J. Sundblad	Director
Scott E. VanderWal	Director
Craig W. Ogden	Director
Craig D. Hill	Chairman and Director
Dennis J. Presnall	Senior Vice President and Secretary
James P. Brannen	Chief Executive Officer
Donald J. Seibel	Chief Financial Officer and Treasurer
Charles T. Happel	Chief Investment Officer
Ray W. Wasilewski	Chief Operating Officer-Life Companies
Casey Decker	Chief Information Officer
Nicholas C. Gerhart	Chief Administrative Officer
Daniel D. Pitcher	Chief Operating Officer-Property Casualty
Jeff Heng	Chief Actuary-Life Companies
D. Scott Stice	Chief Marketing Officer
Lori K. Strottman	Vice President-Administrative Services
Lori Geadelmann	General Counsel, Assistant Secretary, and Corporate Compliance Officer
Brian Mamola	Vice President-Life Actuarial; Appointed Actuary
Karl Olson	Vice President Assistant General Counsel
Douglas V. Shelton	Vice President-Tax & Corporate Planning
Christopher T. Shryack	Vice President Life Sales
Anthony Aldridge	Chief Accounting Officer
Carolyn Eddy Langenwalter	Life Actuarial Product Strategy Vice President
Karen Rieck	Vice President-Human Resources
Kathleen Till Stange	Vice President-Corporate and Investor Relations
Mark Wickham	Vice President-Assistant General Counsel and Assistant Secretary
John Roepke	Financial Solutions Vice President
Mathew E. Gleason	Vice President-Wealth Management
Melissa Worrel	Vice President Agencies
Kris Rowe	Regional Vice President
Kyle Siegel	Regional Vice President
Kerry Adaway	Business Technology Vice President
Mark Sandbulte	Portfolio Strategy Vice President
Russ Tigges	Sales Support Vice President
Doug Nicodemus	Regional Vice President
Steve Rea	Regional Vice President

Name and
Principal Business Address*	Positions and Offices
Daniel Koster	Vice President Marketing and Sales Services
Stan Bergstrom	Vice President Agency Support
David Merlo	Customer Marketing & Integration Vice President
Larry W. Riley	Regional Vice President
Brad Stimmel	Regional Vice President
Ben Bjerk	Regional Vice President
Ryan Harklau	Regional Vice President
Herman Riva	Securities Vice President
Roger PJ Soener	Investment Vice President, Real Estate

*	The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.

Item 28. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the Prospectus and Statement of Additional Information included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

FBL Financial Group, Inc.

Organizational Chart

March 31, 2018

Item 29. Indemnification

Article IX of the Company’s By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article IX also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) FBL Marketing Services, LLC is the registrant’s principal underwriter and also serves as the principal underwriter to Farm Bureau Life Annuity Account and the separate accounts of EquiTrust Life Insurance Company, an affiliate of the Company, including EquiTrust Life Annuity Account, EquiTrust Life Annuity Account II, EquiTrust Life Variable Account and EquiTrust Life Variable Account II.

(b) Officers and Managers of FBL Marketing Services, LLC

Name and
Principal Business Address*	Positions and Offices
Mathew E. Gleason	President
Donald J. Seibel	Chief Financial Officer and Treasurer

Name and
Principal Business Address*	Positions and Offices
Lori Geadelmann	General Counsel
D. Scott Stice	Chief Marketing Officer
Anthony Aldridge	Chief Accounting Officer
Clint May	Senior Counsel and Secretary
Jennifer Morgan	Chief Compliance Officer, Director Adviser & Broker Dealer Compliance and Assistant Secretary
Kari St. Clair	Indiana OSJ Principal
Tom Zirbel	Wealth Management Sales Vice President
Julie McGonegle	Wealth Management Operations Vice President
Carolyn Eddy Langenwalter	Life Actuarial Product Strategy Vice President

*	The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

(c)	Compensation from the Registrant

		(3)
	(2)	Compensation on
(1)	Net Underwriting	Events Occasioning	(4)	(5)
Name of Principal	Discounts and	the Deduction of a	Brokerage	Other
Underwriter	Commissions	Deferred Sales Load	Commissions	Compensation*
FBL Marketing Services, LLC	$1,813,704	NA	NA	$90,686

*	Registered representative fees.

Item 31. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Item 32. Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 33. Fee Representation

Farm Bureau Life Insurance Company (the “Company”) represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Farm Bureau Life Variable Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines, State of Iowa, on the 30th day of April, 2018.

FARM BUREAU LIFE VARIABLE ACCOUNT

By:	/s/ James P. Brannen
James P. Brannen
Chief Executive Officer
Farm Bureau Life Insurance Company

FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ James P. Brannen
James P. Brannen
Chief Executive Officer
Farm Bureau Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date

/s/ James P. Brannen	Chief Executive Officer	April 30, 2018
James P. Brannen	[Principal Executive Officer]

/s/ Donald J. Seibel	Chief Financial Officer and Treasurer	April 30, 2018
Donald J. Seibel	[Principal Financial Officer]

/s/ Anthony Aldridge	Chief Accounting Officer	April 30, 2018
Anthony Aldridge	[Principal Accounting Officer]

*	Chairman & Director	April 30, 2018
Craig D. Hill

*	Director	April 30, 2018
Richard Felts

*	Director	April 30, 2018
James A. Holte

*	Director	April 30, 2018
Stefanie A. Smallhouse

*	Director	April 30, 2018
Hans McPherson

*	Director	April 30, 2018
Bryan L. Searle

	Signature	Title	Date

	*	Director	April 30, 2018
Ron Gibson

	*	Director	April 30, 2018
Todd Fornstrom

	*	Director	April 30, 2018
Carlton Kjos

	*	Director	April 30, 2018
Steve Nelson

	*	Director	April 30, 2018
Mark H. Buskohl

	*	Director	April 30, 2018
Kevin D. Paap

	*	Director	April 30, 2018
Daryl J. Lies

	*	Director	April 30, 2018
Rodd A. Moesel

	*	Director	April 30, 2018
Calvin L. Rozenboom

	*	Director	April 30, 2018
Philip J. Sundblad

	*	Director	April 30, 2018
Scott E. VanderWal

	*	Director	April 30, 2018
Craig Ogden

	*	Director	April 30, 2018
Nicholas P. Podhajsky

*By:	/s/ Lori Geadelmann
Lori Geadelmann
Attorney-in-Fact
Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

h. (3)(c)	Amendment to Participation Agreement.

h. (7)(f)	Participation Agreement Addendum.

h. (9)(d)	Novation Agreement relating to Participation Agreement.

h. (9)(e)	Novation Agreement relating to Administrative Services Agreement.

k.	Opinion and Consent of Lori Geadelmann, Esquire.

n. (1)	Consent of Ernst & Young LLP.

n. (2)	Consent of Eversheds Sutherland (US) LLP.

n. (3)	Opinion and Consent of Carolyn Eddy Langenwalter, Life Actuarial Product Strategy Vice President.

o.	Financial Statement Schedules.

Schedule I — Summary of Investments

Schedule III — Supplementary Insurance Information

Schedule IV — Reinsurance

r.	Powers of Attorney